Exhibit 10.2
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked

"* * *" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
CONFIDENTIAL SETTLEMENT AGREEMENT
This Confidential Settlement Agreement (“Confidential Settlement Agreement”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”), on the one hand, and Genentech, Inc. (“Genentech”) and F. Hoffmann-La Roche Ltd (“Roche”), on the other hand (each, a “Party,” and collectively, the “Parties”).
This Confidential Settlement Agreement is made with respect to the following recitals:
WHEREAS, PDL, as the assignee of the PDL Licensed Patents, solely owns all right, title and interest in, to, and under the PDL Licensed Patents and has extensively licensed the PDL Licensed Patents for the development of humanized antibodies intended for pharmaceutical purposes;
WHEREAS, Genentech and/or Roche develops, produces, and/or sells antibody products, including Herceptin, Avastin, Xolair, Raptiva, Lucentis, Perjeta, and Kadcyla, among others;
WHEREAS, PDL and Genentech are parties to multiple agreements, including without limitation a Patent Licensing Master Agreement, dated September 25, 1998, as amended by Amendment No. 1 dated September 18, 2003, by Amendment No. 2 dated December 18, 2003, and by the Amended and Restated Patent Licensing Master Agreement dated July 27, 2009 (collectively, the “PLMA”); a Settlement Agreement dated December 18, 2003 (the “2003 Settlement Agreement”); and PDL License Agreements providing certain rights to Genentech under the PDL Licensed Patents with respect to antigens HER-2 (agreement dated November 3, 1998, as amended by Amendment No. 1 dated December 18, 2003), IgE (agreement dated December 18, 2003), and VEGF (agreement dated March 5, 2004) (collectively, and as amended on the Effective Date of this Agreement, referred to as the “PDL License Agreements”);
WHEREAS, on August 27, 2010, PDL filed a civil action entitled PDL BioPharma, Inc. v. Genentech, Inc. in the Second Judicial District of the State of Nevada in and for the County of Washoe (the “Nevada Court”), Case No. CV10-02578 (the “Nevada Litigation”), alleging (among other things) that Genentech breached the 2003 Settlement Agreement by challenging the validity and enforceability of supplementary protection certificates issued with respect to European Patent No. 0 451 216, and that Roche tortiously interfered with PDL’s rights under the 2003 Settlement Agreement;
WHEREAS, Genentech and Roche deny those allegations and all claims of liability made by PDL in the Nevada Litigation;
WHEREAS, on June 7, 2013, PDL filed a Notice of Arbitration against Genentech with the American Arbitration Association (the “AAA Arbitration”) concerning certain issues arising out of an audit of Genentech conducted by KPMG regarding royalties owed to PDL for the period commencing on January 1, 2007, and concluding on December 31, 2009 (the “KPMG Audit”);
WHEREAS, on July 3, 2013, Genentech filed a response and counterclaims in the AAA Arbitration contending (among other things) that Genentech owed no additional royalties to PDL on certain sales of Herceptin, Avastin, and Xolair between January 1, 2007 and December 28, 2009, because those products were not GNE Licensed Products (as defined in the PLMA) or Licensed

Products (as defined in the applicable PDL License Agreement), and seeking to offset certain royalties that allegedly had been overpaid during that same time period against any additional royalties found to be owing;
WHEREAS, the Parties dispute whether the manufacture and/or sale of Lucentis in the United States infringes PDL’s U.S. Patent No. 5,693,761;
WHEREAS, the Parties deem it to be in their best interests and to their mutual advantage to settle their disputes on the terms and conditions set forth in this Confidential Settlement Agreement in order to achieve certainty in their business dealings and avoid the expense of litigation, arbitration and/or other legal proceedings.
NOW, THEREFORE, in consideration of all of the terms and conditions of this Confidential Settlement Agreement, and the accompanying Exhibits, the Parties agree as follows:
1.    Definitions.
All capitalized terms used in this Confidential Settlement Agreement shall have the meanings assigned to them in this Section 1 or as defined elsewhere in this Confidential Settlement Agreement and shall include the singular as well as the plural.
1.1    “2014 Amended PLMA” shall mean the PLMA as amended by Amendment No. 1 to the Amended and Restated Patent Licensing Master Agreement.
1.2    “Avastin” shall mean the antibody product with the generic name bevacizumab, whether sold under the name Avastin or any other name.
1.3    “Affiliate” shall mean any Entity that, on or after the Effective Date, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.3. The Parties acknowledge and agree, for the avoidance of doubt, that Roche shall be considered an Affiliate of Genentech for purposes of the 2014 Amended PLMA, and the PDL License Agreements (as amended). With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.
1.4    “Claims” shall mean any and all claims, actions, causes of action, demands, costs, offsets, and charges of whatever nature, whether asserted or unasserted and whether known or unknown.
1.5    “Defendant Released Parties” shall mean Genentech, Roche, and their respective Affiliates and Designees, and each of their respective current and former officers, directors, employees, agents, attorneys, and representatives in their capacity as such.

1.6    “Designee” shall mean an Affiliate, sublicensee, co-promoting party, or other Person employed by or under contract with Genentech or Roche to sell, or otherwise authorized by Genentech or Roche to sell, a particular Licensed Product or GNE Licensed Product (or Licensed Products or GNE Licensed Products) for or on behalf of Genentech or Roche. A Person shall be a Designee only during such period of time that such Person meets the definition set forth in this Section 1.6. The Parties acknowledge and agree, for the avoidance of doubt, that each of Roche and Novartis Pharma AG shall be considered a Designee of Genentech (each with respect to certain Licensed Product(s) or GNE Licensed Product(s)) for purposes of this Confidential Settlement Agreement, the 2014 Amended PLMA, and the PDL License Agreements (as amended).
1.7    “Discovery Order” shall mean the order entered by the Nevada Court on March 29, 2013, affirming a Recommendation for Order issued by a discovery commissioner on December 24, 2012, regarding certain discovery matters in the Nevada Litigation.
1.8    “Effective Date” shall mean January 31, 2014.
1.9    “Entity” shall mean a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally recognized form of organization.
1.10    “GNE Licensed Product” shall have the meaning set forth in Section 1.7 of the 2014 Amended PLMA.
1.11    “Genentech Products” shall mean Herceptin, Avastin, Xolair, Lucentis, Perjeta, and Kadcyla. The antibody onartuzumab shall be considered a Genentech Product if it is determined that onartuzumab is a GNE Licensed Product and a Licensed Product pursuant to Section 4.1(e) of the 2014 Amended PLMA.
1.12    “Herceptin” shall mean the antibody product with the generic name trastuzumab, whether sold under the name Herceptin or any other name.
1.13    “Kadcyla” shall mean the antibody product with the generic name ado-trastuzumab emtansine, whether sold under the name Kadcyla or any other name.
1.14    “Legal Proceeding” shall mean any lawsuit or any other civil or administrative proceeding, or the making of any claim or counterclaim, of any kind in any court, tribunal, agency or governmental entity.
1.15    “Lucentis” shall mean the antibody product with the generic name ranibizumab, whether sold under the name Lucentis or any other name.
1.16    “Net Sales” shall have the meaning set forth in Section 1.09 of the PDL License Agreements.
1.17    “PDL Licensed Patents” shall have the meaning set forth in Section 1.13 of the 2014 Amended PLMA.

1.18    “PDL Released Parties” shall mean PDL and its Affiliates, and each of their respective current and former officers, directors, employees, agents, attorneys, and representatives in their capacity as such.
1.19    “Perjeta” shall mean the antibody product with the generic name pertuzumab, whether sold under the name Perjeta or any other name.
1.20    “Person” shall mean any natural person or Entity.
1.21    “Licensed Product” shall mean a product as defined in Section 1.08 of any of the PDL License Agreements (as amended pursuant to Exhibits C, D, E, and F).
1.22    “Third Party” shall mean a Person other than a Party to this Confidential Settlement Agreement or any of such Party’s Affiliates.
1.23    “Xolair” shall mean the antibody product with the generic name omalizumab, whether sold under the name Xolair or any other name.
2.    Amendments.
2.1    On or before the Effective Date, the Parties shall execute the following agreements in the forms attached hereto as Exhibits A-F, respectively (the “Amendments”):

A.	Amendment No. 1 to the Amended and Restated Patent Licensing Master Agreement;

B.	Amendment No. 1 to the 2003 Settlement Agreement;

C.	Amendment No. 2 to the HER-2 PDL License Agreement;

D.	Amendment No. 1 to the VEGF PDL License Agreement;

E.	Amendment No. 1 to the IgE PDL License Agreement; and

F.	Amendment No. 1 to the Form PDL License Agreement.
3.    Payments to PDL; No Patent Coverage Challenges.
3.1    Commencing as of August 15, 2013, Genentech agrees and covenants to pay royalties to PDL on all worldwide sales of Herceptin, Avastin, Xolair, Perjeta, and Kadcyla, on all sales of Lucentis outside of the United States, and on all worldwide sales of any other GNE Licensed Product or Licensed Product, under the terms set forth in Section 4.1 of the 2014 Amended PLMA.
3.2    Following execution of this Agreement and the Amendments, Genentech shall determine whether, as a result of the change in royalty terms specified in the Amendments, any additional royalties are owed to PDL with respect to Net Sales of GNE Licensed Products or Licensed Products that occurred during the period from and including August 15, 2013 to and including September 30, 2013

(i.e., additional to the royalties previously paid to PDL on such Net Sales). Genentech also shall determine the amount of royalties it paid to PDL for sales or other transfers of

Lucentis in the United States for the period from and including July 1, 2013 to and including September 30, 2013, and deduct such amount from any additional royalties owed to PDL. Genentech shall remit a lump-sum payment for the net amount of additional royalties owed to PDL by wire transfer of immediately available funds no later than twenty (20) days after the Effective Date.
3.3    Genentech and Roche each, on their own and on behalf of their Affiliates, agree, covenant, represent, warrant, and stipulate that each of the Genentech Products is a GNE Licensed Product and a Licensed Product.
3.4    Commencing on the Effective Date, and at all times thereafter, Genentech, Roche, and their Affiliates shall not directly or indirectly initiate or prosecute any Legal Proceeding anywhere in the world, and none of their in-house attorneys or officers shall make any assertion to PDL, challenging or contesting (i) the stipulation contained in Section 3.3 of this Agreement, (ii) that the Genentech Products (including the antibody onartuzumab, if it becomes a Genentech Product pursuant to Section 4.1(e) of the 2014 Amended PLMA) would infringe, if not licensed, one or more components of the PDL Licensed Patents, or (iii) that royalties are owed to PDL on sales of those products pursuant to Section 4.1 of the 2014 Amended PLMA on the express ground that one or more of such products is not a GNE Licensed Product or a Licensed Product.
3.5    Commencing on the Effective Date and at all times thereafter, Genentech, Roche and their Affiliates shall not refuse to pay royalties to PDL pursuant to Section 4.1 of the 2014 Amended PLMA on the express ground that the manufacture, import, use, offer to sell or sale of any Genentech Product, any other GNE Licensed Product, or any Licensed Product does not require a license under any component of the PDL Licensed Patents.
3.6    Commencing on the Effective Date and at all times thereafter, Genentech, Roche and their Affiliates shall not terminate or seek to modify a PDL License Agreement on the express ground that the manufacture, use, offer to sell or sale of any Genentech Product, any other GNE Licensed Product, or any Licensed Product does not require a license under any component of the PDL Licensed Patents.
4.    Fixed Royalty Term and Fully Paid Up License.
4.1    The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under the 2014 Amended PLMA or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.
4.2    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.

4.3    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.
4.4    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, or any other GNE Licensed Product or Licensed Product (other than Lucentis) occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product.
5.    No Disclosure of Attorney Work Product to Third Parties.
5.1    For the period commencing on the Effective Date and terminating on Genentech’s payment of all royalties owed to PDL for Net Sales of GNE Licensed Products or Licensed Products for all quarters through and including the fourth quarter of 2015 (notwithstanding any disputes concerning the amount of royalties paid, irrespective of whether such disputes are based on an audit pursuant to Section 3.09 of any PDL License Agreement (as amended)), Genentech and Roche shall not disclose to any Third Party any materials protected by the attorney work product doctrine specifically relating to the validity, enforceability, patentability, or allowability of any component of the PDL Licensed Patents and/or the interpretation or construction of any claims therein and/or the validity or enforceability of the PDL License Agreements (collectively, “AWP Materials”). Nothing contained herein precludes Genentech, Roche, or their Affiliates from: (i) characterizing any aspect of any component of the PDL Licensed Patents (including without limitation one or more claims) in prosecuting their own patent applications or in litigation with a Third Party concerning a patent owned by a Third Party or by Genentech, Roche, or their Affiliates, or (ii) producing AWP Materials to a Third Party in connection with a Legal Proceeding involving such Third Party if (a) any of Genentech, Roche, or their Affiliates is served with a subpoena or other discovery request calling for the production of AWP Materials in a Legal Proceeding and (b) whichever of Genentech, Roche, or their Affiliates is served with such subpoena or other discovery request reasonably and in good faith believes such production to be required by law based upon the advice of outside counsel and provides at least ten (10) days’ prior written notice to PDL before producing any AWP Materials to the Third Party (or as promptly as possible, if production is required less than fourteen (14) days after service of the subpoena or discovery request) and uses reasonable efforts to prevent such disclosure, including when appropriate, seeking a protective order as permitted by applicable law. For the avoidance of doubt, it shall not be a breach of this Section 5 for Genentech, Roche or their Affiliates to engage in the activities specified in subsections (i) and/or (ii) above.
5.2    Not later than ten (10) days after the Effective Date, Genentech and Roche shall instruct in writing their outside counsel (i.e., one attorney at each law firm) engaged for any matter specifically relating to the PDL Licensed Patents during the period commencing from and including January 1, 2009 through and including the Effective Date (“Outside Counsel”) not to make any disclosure to any Third Party of AWP Materials generated or obtained in connection with such Outside Counsel’s representation of Genentech, Roche, and/or their Affiliates (including any AWP Materials in the possession of experts or consultants retained or instructed by such Outside Counsel). PDL shall have the right, but not the obligation, not later than five (5) days after the Effective Date, to provide to Genentech a list of all Outside Counsel which PDL believes should be notified under this Section 5.2 (provided, however, that PDL’s failure to provide such a list to Genentech shall not relieve Genentech and Roche from their obligations under this Section 5.2). Neither Genentech nor Roche, nor any of their Affiliates, nor any of their Outside Counsel, shall have any liability to PDL in the event Outside Counsel does not follow the instructions provided for in this Section 5.2 and the failure of Outside Counsel to follow the instructions shall not be a breach of this Confidential Settlement Agreement. Nothing herein shall relieve any Party or its counsel from complying with the obligations set forth in the Protective Order entered in the Nevada Litigation. Nothing contained in this Section 5 shall affect any damages recoverable for a breach of Section 2.4(d) of the 2003 Settlement Agreement (as amended).
6.    Releases and Dismissals.
6.1    Release by PDL. Except as set forth in Section 6.3, PDL, on behalf of itself and its predecessors, successors, assigns, and Affiliates, does hereby now and forever release and discharge the Defendant Released Parties from any and all Claims arising out of, related to, or connected with the PLMA, the 2003 Settlement Agreement, the PDL License Agreements, and the KPMG Audit based on any act or omission occurring before the Effective Date, including but not limited to any and all Claims asserted by PDL in the Nevada Litigation or the AAA Arbitration. PDL, on behalf of itself and its predecessors, successors, assigns, and Affiliates, also hereby now and forever waives the exercise of any rights provided to it under section 3.09 in each of the PDL License Agreements for Net Sales occurring prior to August 15, 2013.
6.2    Release by Genentech and Roche. Except as set forth in Section 6.3, Genentech and Roche, on behalf of themselves and their predecessors, successors, assigns, and Affiliates, do hereby now and forever release and discharge the PDL Released Parties from any and all Claims arising out of, related to, or connected with the PLMA, the 2003 Settlement Agreement, the PDL License Agreements, and the KPMG Audit based on any act or omission occurring before the Effective Date, including but not limited to any and all Claims asserted by Genentech and/or Roche in the Nevada Litigation or the AAA Arbitration.
6.3    Exceptions to Released Claims. Except as expressly stated in Sections 6.1 and 6.2 above, nothing contained in Section 6 or elsewhere in this Confidential Settlement Agreement shall be deemed to (i) release or discharge Genentech from its continuing obligation to pay royalties to PDL pursuant to the 2014 Amended PLMA, the 2003 Settlement Agreement (as amended pursuant to Exhibit B), and the PDL License Agreements (as amended pursuant to Exhibits C, D, E, and F); or (ii) prohibit PDL from conducting an inspection of Genentech pursuant to Section 3.09 of the PDL License Agreements (as amended pursuant to Exhibits C, D, E, and F), for any period of Net Sales subsequent to and including August 15, 2013, or to release or discharge Genentech from its obligation to pay any amount found to be owing but unpaid for any such period.
6.4    Waiver of Right to Assert Unknown Claims. The Parties acknowledge and agree that it is their intent to release and discharge the Claims set forth in Sections 6.1 and 6.2, irrespective of whether such Claims are known or unknown to any or all Parties, and irrespective of whether such Claims, if actually unknown to a Party, could or could not have been discovered by that Party through the exercise of reasonable diligence. The Parties knowingly, voluntarily, intentionally, and expressly waive any and all rights and benefits under any and all laws (including but not limited to statutes, ordinances, administrative regulations, and principles of common law) of any state, province, territory, county, city, municipality, or any other political subdivision of the United States or any foreign country, that would restrict in any fashion the full scope of enforceability of the releases set forth in Sections 6.1 and 6.2. Without in any way limiting the generality of the foregoing, the Parties knowingly, voluntarily, intentionally and expressly waive any and all rights and benefits conferred by California Civil Code Section 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
6.5    Covenant Not to Sue. The Parties and their Affiliates shall not now or at any time in the future initiate any Legal Proceeding anywhere in the world asserting any Claim released pursuant to this Confidential Settlement Agreement or barred by the provisions of Section 2 to the 2003 Settlement Agreement (as amended pursuant to Exhibit B). Any Party that breaches (or whose Affiliate breaches) the obligations under this Section 6.5: (i) consents to the dismissal of such Legal Proceeding and to the entry of a permanent injunction restraining the breaching Party (or Affiliate) from initiating any future Legal Proceedings asserting any such released or barred Claim; and (ii) shall be liable to all other Parties and their Affiliates for their reasonable attorneys’ fees and costs incurred in securing the dismissal of such Legal Proceeding and the entry of such permanent injunction.
6.6    Dismissal of the Nevada Litigation and Writ Proceeding. Not later than three (3) business days after the Effective Date, the Parties shall cause their counsel to execute and promptly file a stipulated order of dismissal (substantially in the form of Exhibit H attached hereto) dismissing with prejudice all claims in the Nevada Litigation pursuant to Nevada Rule of Civil Procedure 41(a)(1)(ii). In addition, not later than three (3) business days after the Effective Date, the Parties shall cause their counsel to execute and promptly file a stipulated order of dismissal (substantially in the form of Exhibit I attached hereto) dismissing with prejudice the special writ proceeding initiated by Genentech and Roche and pending as of the Effective Date in the Supreme Court of Nevada, Case No. 63283 (the “Writ Proceeding”). Each Party shall bear its own attorneys’ fees and costs in connection with the Nevada Litigation and the Writ Proceeding.
6.7    Motion to Vacate the Discovery Order. Not later than three (3) business days after the Effective Date, the Parties shall cause their counsel to execute and promptly file a joint motion (substantially in the form of Exhibit J attached hereto) to vacate the Discovery Order. Upon the filing of the joint motion referenced in this Section 6.7, PDL shall have no further obligation to seek or advocate for an order vacating the Discovery Order, but PDL shall reasonably cooperate with Genentech, at Genentech’s request and with advance notice, to provide information necessary or appropriate for any further action taken by Genentech to vacate the Discovery Order and shall do nothing to oppose any effort by Genentech to vacate the Discovery Order.
6.8    Dismissal of the AAA Arbitration. Not later than three (3) business days after the Effective Date, the Parties shall cause their counsel to execute and promptly file a stipulated order of dismissal (substantially in the form of Exhibit K attached hereto) dismissing with prejudice all claims and counterclaims in the AAA Arbitration. Each Party shall bear its own attorneys’ fees and costs in connection with the AAA Arbitration and the KPMG Audit.
6.9    Destruction of Confidential Materials. Each Party shall be deemed to have requested on the Effective Date that all other Parties destroy such Party’s Confidential or Highly Confidential Material pursuant to Paragraph 15 of the Protective Order entered in the Nevada Litigation. Except as otherwise barred by Court Order or other legal requirement, each Party shall complete destruction of such materials and provide the certification required by said Paragraph 15 not later than fifteen (15) business days after receiving confirmation from the Nevada Court, the Supreme Court of Nevada, and the American Arbitration Association that the Nevada Litigation, the Writ Proceeding, and the AAA Arbitration have been dismissed pursuant to the stipulations referenced in Sections 6.6 and 6.8.
7.    Confidentiality.
7.1    Limitations on Disclosure. The Parties acknowledge and agree that the terms of this Confidential Settlement Agreement and the Amendments executed in connection herewith are strictly confidential. Accordingly, the Parties and their Affiliates shall take all commercially diligent efforts to ensure that the terms of this Confidential Settlement Agreement and the Amendments remain strictly confidential and are not disclosed to any Third Party, except as specifically set forth in this Section 7.
7.1.1    Pursuant to Order. The terms of this Confidential Settlement Agreement and the Amendments may be disclosed pursuant to any court order, discovery request, or subpoena requiring disclosure in any Legal Proceeding, so long as (i) the Party that has the disclosure requirement provides all other Parties with written notice of such requirement reasonably promptly after first learning of such court order, discovery request or subpoena and with as much advance time as reasonably possible before making such disclosure (preferably not less than ten (10) days) and (ii) uses its best efforts to prevent the disclosure by, for example, seeking a protective order as permitted by applicable law.
7.1.2    Professional Advisers and Potential Acquirers. The terms of this Confidential Settlement Agreement and the Amendments may be disclosed to (i) any Party’s attorney, accountant, auditor, financial adviser, or insurer; and (ii) any Third Party involved in bona fide negotiations to acquire “control” of a Party or an Affiliate of a Party (so long as such Affiliate includes the business unit to which this Agreement relates), or to enter into a merger or consolidation with a Party or such an Affiliate, or to purchase or otherwise acquire substantially all of the assets of a Party’s business unit to which this Agreement relates, but only so long as any such Third Party referenced in clauses (i) and (ii) is informed of this confidentiality provision and agrees in writing to take all commercially diligent efforts to ensure that the terms of the disclosed agreement remain strictly confidential and are not disclosed to any other Third Party. As used in this Section 7.1.2, the term “control” shall have the meaning set forth in Section 1.3.
7.1.3    Designees. Nothing contained in this Section 7 shall be construed to prevent Genentech from disclosing to a Designee (i) the relevant patent numbers, GNE Licensed Products and Licensed Products, term, Net Sales definition, royalty rate, and territory of any PDL License Agreement (as amended) or the 2014 Amended PLMA; (ii) that (where appropriate) Genentech has the right and license to grant a sublicense to that Designee and/or to otherwise sell, or allow sale of, the relevant products under a PDL License Agreement; (iii) that Genentech is obligated to pay royalties to PDL on sales of GNE Licensed Products and Licensed Products at the royalty rates and for the time periods set forth in Section 4.1 of the 2014 Amended PLMA; and (iv) that the royalty rates and the time periods set forth in Section 4.1 of the 2014 Amended PLMA were the result of a negotiated compromise and settlement between the Parties. Except as set forth in the preceding sentence, or otherwise expressly permitted under this Confidential Settlement Agreement, Genentech and Roche shall not disclose any terms of, or information concerning, this Confidential Settlement Agreement to any Third Party without PDL’s consent, which shall not be unreasonably withheld.
7.1.4    Required by Law. The terms of this Confidential Settlement Agreement and the Amendments may be disclosed based upon good-faith reliance on legal advice that such disclosure is required by any law, rule or regulation, including disclosure pursuant to the reporting obligations of the United States Securities Exchange Commission or any other United States or foreign regulatory authorities. In the event that a disclosure is required under this Section 7.1.4, the Party with the disclosure requirement shall provide all other Parties reasonable advance written notice of such requirement and the proposed disclosure, if and only to the extent that such advance written notice is not prohibited by governing law.
7.2    Financial Reporting. Nothing contained in this Section 7 shall prevent Genentech from disclosing the royalty payments made to PDL (including an identification of the product for which the payments were made) to a Designee of Genentech for the purpose of obtaining reimbursement or other compensation from that Designee that the Designee is contractually obligated to pay to Genentech; provided, however, that Genentech may only disclose the amount of the royalty payments made to PDL, the rate paid, the products to which such payments relate, and the terms and information specified in Section 7.1.3, and shall not disclose any other terms or conditions of this Confidential Settlement Agreement or the Amendments to such Third Party.
7.3    Inquiries. On or after the Effective Date, (i) PDL may issue a press release concerning the Parties’ entry into this Confidential Settlement Agreement substantially in the form of Exhibit L attached hereto, and Genentech or Roche may issue a press release containing substantially the same information, and (ii) each Party may respond to any inquiries from the print or electronic media regarding the settlement of the Nevada Litigation and the AAA Arbitration with substantially the same information contained in such press release. Except as set forth in such press release (if any), the Parties shall not otherwise make any public statements about the settlement of the Nevada Litigation and the AAA Arbitration except as they may consent (which consent may be withheld for any reason or no reason), or as necessary to comply with the Parties’ reporting and disclosure requirements under applicable law. The Parties agree that PDL is responsible for the text of Exhibit L, which is for reference in connection with this Section 7.3 only and shall not control or affect in any way the meaning or construction of any other provisions of this Confidential Settlement Agreement, the 2003 Settlement Agreement, the 2014 Amended PLMA, and/or the PDL License Agreements.
8.    Acknowledgement of Final Agreement.
8.1    Final and Binding Agreement. Each Party agrees that it has made such investigation of all matters pertaining to this Confidential Settlement Agreement and the Amendments that such Party deems necessary. Each Party agrees that it is not relying in any manner on any statement, promise, representation or omission, whether oral or written, express or implied, made by any Person, not specifically set forth in this Confidential Settlement Agreement or the Amendments. Each Party acknowledges that, after execution of this Confidential Settlement Agreement and the Amendments, such Party may discover facts different from or in addition to those which it now knows or believes to be true. Nevertheless, each Party agrees that this Confidential Settlement Agreement and the Amendments shall be and remain in full force and effect in all respects, notwithstanding such different or additional facts. This Confidential Settlement Agreement and the Amendments are intended to be, and are, final and binding on all Parties, regardless of any allegation of misrepresentation, fraud, mistake of law or fact, or any other circumstances whatsoever.
8.2    No Assignment of Agreement. This Confidential Settlement Agreement may not be assigned by any Party without the prior written consent of all other Parties.
8.3    Compromise Agreement. This Confidential Settlement Agreement and the Amendments are a compromise and settlement of disputed Claims and are not intended to be, nor shall be construed as, any admission of liability or wrongdoing by any Party. The Parties acknowledge and agree, for the avoidance of doubt, that the royalties provided for in Section 3 of this Confidential Settlement Agreement include amounts payable on account of the releases granted by PDL pursuant to Section 6 of this Confidential Settlement Agreement.
8.4    Effective Date. This Confidential Settlement Agreement shall become effective on the Effective Date. The Parties’ rights and obligations set forth herein shall not commence or become binding upon the Parties until the Effective Date.
9.    Warranties and Representations.
9.1    No Assignment of Claims. Each Party warrants and represents that such Party has not sold, assigned, conveyed, pledged, encumbered, or otherwise in any way transferred to any Person any Claim released by such Party pursuant to this Confidential Settlement Agreement.
9.2    No Other Asserted Claims. Each Party warrants and represents that there is no Legal Proceeding pending on the Effective Date that was commenced by such Party or any of its Affiliates against any other Party or any of its Affiliates involving any of the PDL Licensed Patents, except for the Nevada Litigation and the AAA Arbitration.
9.3    Independent Advice. Each Party warrants and represents that it has received or had the opportunity to obtain independent legal advice from such Party’s attorney with respect to the rights and obligations arising from, and the advisability of executing, this Confidential Settlement Agreement and the Amendments.
9.4    Due Authorization; No Conflict. Each Party warrants and represents that such Party is fully entitled and duly authorized to enter into and deliver this Confidential Settlement Agreement and the Amendments. In particular, and without limiting the generality of the foregoing, each Party warrants and represents that it is fully entitled to grant the releases, enter into the covenants, and undertake the obligations set forth herein. Each Party also warrants and represents that: (i) neither the execution, nor the delivery, nor the performance of this Confidential Settlement Agreement and the Amendments by such Party will conflict with or result in a breach or violation of, or constitute a default under, or result in the imposition of a lien, charge, or encumbrance upon any of such Party’s properties, or an acceleration of any of its indebtedness, pursuant to any of the terms of any agreement or instrument by which such Party or its properties are bound, or any law, order, judgment, decree, rule or regulation applicable to it of any court, regulatory body, administrative agency, governmental body, stock exchange or arbitrator having jurisdiction over it; and (ii) no consent, approval, authorization or order of, or declaration or filing with, any court or governmental agency or body, or any Third Party, is required to be obtained or filed by such Party in connection with the transactions contemplated in this Confidential Settlement Agreement and the Amendments, except for those that have been obtained or made on or prior to the Effective Date.
9.5    Corporate Power. PDL warrants and represents that it is a corporation duly organized and validly existing under the laws of the state of Delaware. Genentech warrants and represents that it is a corporation duly organized and validly existing under the laws of the state of Delaware. Roche warrants and represents that it is a corporation duly organized and validly existing under the laws of the country of Switzerland. PDL, Genentech, and Roche further warrant and represent that they have full power and authority to enter into this Confidential Settlement Agreement and the Amendments and carry out the provisions thereof.
9.6    Survival of Warranties. All warranties and representations set forth in this Confidential Settlement Agreement shall survive the execution and delivery of this Confidential Settlement Agreement.
10.    General Provisions.
10.1    Choice of Law. This Confidential Settlement Agreement shall be governed by and construed in accordance with the internal substantive laws (including statutes of limitation and principles of repose) of the state of California as applied to contracts made and wholly performed within the state of California without regard to its principles of choice of law. Each Party agrees that it will not argue to any court or other tribunal that the substantive laws of the state of California do not govern the construction or enforcement of this Confidential Settlement Agreement.
10.2    Dispute Resolution. Any dispute arising out of, related to, or connected with this Confidential Settlement Agreement, the 2014 Amended PLMA, the PDL License Agreements (as amended pursuant to Exhibits C, D, E, and F), or the 2003 Settlement Agreement (as amended pursuant to Exhibit B) shall be subject to the dispute resolution and arbitration provisions of Section 8.6 of the 2014 Amended PLMA.
10.3    Term. This Confidential Settlement Agreement shall become effective on the Effective Date, and unless otherwise specified herein, shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA, except that the provisions of Sections 6, 7, 9, and 10 shall survive the expiration of this Confidential Settlement Agreement.
10.4    No Oral Modification. No provision of this Confidential Settlement Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Confidential Settlement Agreement and is signed by an authorized representative of each Party to be bound.
10.5    No Construction Against Drafter. Because all Parties have participated in drafting, reviewing, and editing the language of this Confidential Settlement Agreement and the

Amendments, no presumption for or against any Party arising out of drafting all or any part of this Confidential Settlement Agreement or the Amendments shall be applied in any action whatsoever.
10.6    No Third-Party Beneficiaries. Except as expressly set forth herein, the Parties agree that there are no third-party beneficiaries of any kind to this Confidential Settlement Agreement or to the Amendments.
10.7    Integrated Agreement. This Confidential Settlement Agreement, the 2014 Amended PLMA, the PDL License Agreements (as amended pursuant to Exhibits C, D, E, and F), and the 2003 Settlement Agreement (as amended pursuant to Exhibit B) constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements.
10.8    Headings. The subject headings used in this Confidential Settlement Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any provisions of this document.
10.9    Severability. If any portion, provision or part of this Confidential Settlement Agreement is held, determined or adjudicated to be invalid, unenforceable or void for any reason, each such portion, provision or part shall be severed from the remaining portions, provisions or parts of this Confidential Settlement Agreement and shall not affect the validity or enforceability of such remaining portions, provisions or parts. This provision shall not apply to Sections 2, 3, and 6, those Sections being integral and non-severable parts of this Confidential Settlement Agreement, without which it would not have been entered into by the Parties.
10.10    No Waiver or Partial Waiver. The delay or failure of a Party to exercise any right, power, remedy, or privilege hereunder or failure to strictly enforce any breach, violation, default, provision or condition will not impair any such right, power, remedy or privilege nor will it constitute a waiver thereof or acquiescence thereto unless explicit written notice is provided. Any waiver, permit, consent, or approval of any kind regarding any breach, violation, default, provision or condition of this Confidential Settlement Agreement must be made in writing and signed by each Party and will be effective only to the extent specifically set forth in such writing.
10.11    Execution in Counterparts. This Confidential Settlement Agreement and the Amendments may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Confidential Settlement Agreement shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.
10.12    Notice. Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to Roche:
F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
CH-4070
Basel, Switzerland
Attn: Legal Department
Fax: +41-61-688-1396

Attn: Head, Legal Department

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

The aforementioned addresses may be changed at any time by giving ten (10) days advance notice to the other Parties in accordance with the foregoing.

IN WITNESS WHEREOF, the Parties have approved and executed this Confidential Settlement Agreement as of the Effective Date.

PDL BioPharma, Inc.	Genentech, Inc.
By: _______________________________	By: _______________________________
Name: _______________________________	Name: _______________________________
Title: _______________________________	Title: _______________________________

By: _______________________________
Name: _______________________________
Title: _______________________________

F. Hoffmann-La Roche Ltd
By: _______________________________
Name: _______________________________
Title: _______________________________

By: _______________________________
Name: _______________________________
Title: _______________________________

EXHIBIT A
Amendment No. 1 to the Amended and Restated Patent Licensing Master Agreement

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED PATENT LICENSING MASTER AGREEMENT

This Amendment No. 1 to the Amended and Restated Patent Licensing Master Agreement (“Amendment No. 1”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”) and Genentech, Inc. (“Genentech” or “GNE”) (each, a “Party” and collectively, the “Parties”), and amends that certain Amended and Restated Patent Licensing Master Agreement dated July 27, 2009 (the “PLMA”).

Except as expressly provided herein, capitalized terms shall have the meanings set forth in the PLMA and references to Sections shall be deemed references to the PLMA.

WHEREAS, PDL and Genentech are Parties to the PLMA; and

WHEREAS, in connection with the Parties’ execution of that certain Confidential Settlement Agreement by and between PDL, Genentech, and F. Hoffmann-La Roche Ltd executed concurrently herewith (the “2014 Settlement Agreement”), the Parties deem it to be in their best interests and to their mutual advantage to amend the PLMA as set forth herein.

NOW THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.The Effective Date of this Amendment No. 1 shall be August 15, 2013.

2.Section 1.1 of the PLMA is deleted in its entirety and is replaced with the following new Section 1.1:
1.1    “Affiliate” shall mean any Entity that, on or after the Effective Date of Amendment No. 1 to this Agreement, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.1. With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.

3.The following Section 1.1.1 is added to the PLMA:

1.1.1    “Entity” means a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally recognized form of organization. “Person” shall mean any natural person or Entity.

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4.The following Section 1.1.2 is added to the PLMA:
1.1.2    “Designee” shall mean an Affiliate, sublicensee, co-promoting party, or other Person employed by or under contract with Genentech to sell, or otherwise authorized by Genentech to sell a particular Licensed Product or GNE Licensed Product (or Licensed Products or GNE Licensed Products) for or on behalf of Genentech. A Person shall be a Designee only during such period of time that such Person meets the definition set forth in this Section 1.1.2. The Parties acknowledge and agree, for the avoidance of doubt, that each of Roche and Novartis Pharma AG shall be considered a Designee of Genentech (each with respect to certain Licensed Product(s) or GNE Licensed Product(s)) for purposes of this Agreement and the PDL License Agreements (as amended).
5.Section 1.7 of the PLMA is deleted in its entirety and is replaced with the following new Section 1.7:
1.7    “GNE Licensed Product” means an Antibody with respect to which GNE has either significant marketing rights or has done significant development (e.g., created, humanized or conducted preclinical or clinical development), the manufacture, import, use, offer to sell or sale of which would, if not licensed under this Agreement, infringe one or more claims in any PDL Licensed Patent, or infringe any component of the PDL Licensed Patents (including supplementary protection certificates or applications therefor), which have neither expired nor been disclaimed. GNE agrees and stipulates, for the avoidance of doubt, that trastuzumab (Herceptin), bevacizumab (Avastin), omalizumab (Xolair), ranibizumab (Lucentis), pertuzumab (Perjeta), and ado-trastuzumab emtansine (Kadcyla) are GNE Licensed Products.

6.The following Section 1.7.1 is added to the PLMA:

1.7.1    “Licensed Product” shall mean a product as defined in Section 1.08 of any of the PDL License Agreements (as amended).

7.Sections 1.9, 1.10, and 1.11 of the PLMA are deleted in their entirety.

8.“Exhibit A” referenced in Section 1.12 shall be deemed to refer to Exhibit A attached hereto.

9.Section 1.13 of the PLMA is deleted in its entirety and is replaced with the following new Section 1.13:

1.13    “PDL Licensed Patents” means the patents and patent applications identified on Exhibit B and including any applications filed as of the Original Effective Date in the United States or any foreign jurisdiction. PDL Licensed Patents shall include U.S. and foreign patents and patent applications which claim priority to any application to which a listed U.S. patent also claims priority. PDL Licensed Patents shall also include any foreign equivalents, addition, continuation, continuation-in-part or division of such patents or patent applications or any substitute applications therefor, any patent issued with respect to any such patent application, any reissue, extension or patent term

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extension of any such patent (including supplementary protection certificates and any other similar foreign equivalent and any applications therefor), and any confirmation patent or registration patent or patent of addition based on any such patent. Attached hereto as Exhibit B is a list of patents, patent applications, and supplementary protection certificates (including applications therefor) that PDL in good faith believes (i) represents PDL Licensed Patents as of the Effective Date and (ii) represents all of the patents, patent applications, and supplementary protection certificates (including applications therefor) owned by PDL as of the Effective Date that relate generally to the humanization of antibodies.

10.“Exhibit B” in the foregoing new Section 1.13 shall be deemed to refer to Exhibit B attached hereto.

11.The following Section 1.15 is added to the PLMA:

1.15    “Avastin” shall mean the antibody product with the generic name bevacizumab, whether sold under the name Avastin or any other name.

12.The following Section 1.16 is added to the PLMA:

1.16    “Herceptin” shall mean the antibody product with the generic name trastuzumab, whether sold under the name Herceptin or any other name.

13.The following Section 1.17 is added to the PLMA:

1.17    “Kadcyla” shall mean the antibody product with the generic name ado-trastuzumab emtansine, whether sold under the name Kadcyla or any other name.

14.The following Section 1.18 is added to the PLMA:
1.18    “Lucentis” shall mean the antibody product with the generic name ranibizumab, whether sold under the name Lucentis or any other name.

15.The following Section 1.19 is added to the PLMA:

1.19    “Perjeta” shall mean the antibody product with the generic name pertuzumab, whether sold under the name Perjeta or any other name.

16.The following Section 1.20 is added to the PLMA:

1.20    “Xolair” shall mean the antibody product with the generic name omalizumab, whether sold under the name Xolair or any other name.

17.The following Section 1.21 is added to the PLMA:

1.21    “Roche” shall mean Roche Holding, Inc. and its Affiliates, including without limitation F. Hoffmann-La Roche Ltd.

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18.The following Section 1.22 is added to the PLMA:

1.22    “Net Sales” shall have the meaning set forth in Section 1.09 of the PDL License Agreements (as amended).

19.The following Section 1.23 is added to the PLMA:

1.23    “Third Party.” Solely for purposes of this Agreement, as amended by Amendment No. 1 hereto, the term “Third Party” shall mean a Person that is not Genentech or Roche, or an Affiliate or Designee of Genentech or Roche.

20.Sections 2.2(a), 2.2(b), and 2.2(c) of the PLMA are deleted in their entirety and are replaced with the following new Section 2.2:

2.2    Number of Licensed Antigens. GNE’s right to obtain licenses pursuant to Section 2.1 may be exercised for Antibodies directed against a maximum total of eight (8) Antigens. As of the Effective Date, GNE has already exercised licenses with respect to the following Antigens: HER-2, CD11a, VEGF, and IgE. GNE’s right to elect to obtain any additional licenses shall expire on December 31, 2014.

21.Sections 3.2(a) and 3.2(b) of the PLMA are deleted in their entirety and are replaced with the following new Section 3.2:

3.2    License Exercise Fees. Within fifteen (15) business days after the delivery of a written notice to PDL for a nonexclusive license for Antibodies for one (1) Antigen under Section 2.1, GNE shall pay to PDL an exercise fee (“GNE License Exercise Fee”) of * * *.

22.Section 3.3 of the PLMA is deleted in its entirety and is replaced with the following new Section 3.3:

3.3    Annual Maintenance Fees. Each PDL License Agreement shall provide for the payment to PDL of an annual maintenance fee beginning on the third (3rd) anniversary of each PDL License Agreement of * * *. The PDL License Agreement shall further provide that annual maintenance fees shall be fully creditable against royalties payable in the year with respect to which such annual maintenance fee is paid.

23.Section 4.1 of the PLMA is deleted in its entirety and is replaced with the following new Section 4.1:

4.1     Royalty Rates.

(a)Genentech agrees and covenants to pay royalties to PDL, notwithstanding any provision of any PDL License Agreement to the contrary, at the rate of two and one eighth percent (2.125%) of Net Sales of Herceptin, Avastin, Xolair, Perjeta, Kadcyla, and

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any other GNE Licensed Product or Licensed Product (with the exception of Lucentis as discussed in Sections 4.1(b)-(d) below) by Genentech and/or its Affiliates and/or Designees to Third Parties occurring in any country in the world, occurring any time from (and including) August 15, 2013 until (and including) December 31, 2015.

(b)Genentech agrees and covenants to pay royalties to PDL, notwithstanding any provision of any PDL License Agreement to the contrary, at the rate of two and one eighth percent (2.125%) of Net Sales of Lucentis by Genentech and/or its Affiliates and/or Designees to Third Parties occurring outside of the United States, occurring any time from (and including) August 15, 2013 until (and including) December 28, 2014.

(c)Genentech shall owe no royalties to PDL on Net Sales of Lucentis in the United States occurring after June 30, 2013.

(d)Fixed Royalty Term and Fully Paid Up License

1.     The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under this Agreement or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.

2.    Upon the satisfaction of all payment obligations provided for in this Section 4 and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.

3.    Upon the satisfaction of all payment obligations provided for in this Section 4 and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.

4.    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in this Section 4 and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, or any other GNE Licensed Product or Licensed Product (other than Lucentis) occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product.

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(e)Genentech and PDL agree that if regulatory approval for onartuzumab is obtained prior to the expiration of U.S. Patent No. 5,693,761 (“’761 patent”), * * *. In the event that Genentech and PDL disagree whether onartuzumab meets that limitation, they jointly will engage a mutually agreeable independent laboratory or expert experienced in performing protein affinity analyses, and will cause to be submitted to that laboratory or expert a sample of onartuzumab * * *. Genentech and PDL will share equally the cost of the testing. The determination of the independent laboratory or expert will be final and binding on Genentech and PDL. If Genentech agrees, or if the independent laboratory or expert determines, that onartuzumab * * * then onartuzumab will be deemed to be a GNE Licensed Product and Licensed Product and will become royalty bearing under the terms of Section 4.1(a) above.

(f)    In the case of a GNE Licensed Product that is a bispecific antibody, to the extent a license is required under the PDL Licensed Patents, each arm of such bispecific antibody shall require a separate license, provided that even if two licenses are required, the bispecific antibody shall be considered one GNE Licensed Product and bear the royalty applicable to one GNE Licensed Product. For example, if two licenses are required for a GNE Licensed Product that is a bispecific antibody, the royalty due on sales of such GNE Licensed Product, even if two licenses are required, shall be two and one eighth percent (2.125%) of Net Sales by Genentech, its Affiliates, and/or Designees, to one or more Third Parties. Genentech shall owe no royalties to PDL on Net Sales of any such antibody occurring after December 31, 2015.

(g)    Royalties owed on Net Sales of any GNE Licensed Product occurring prior to the effective date of the PDL License Agreement under which that product is licensed shall be paid in the first royalty payment under such PDL License Agreement.

24.The following Section 4.3 is added to the PLMA:

4.3    Inventory Products. The Parties acknowledge and agree that (i) Genentech is obligated to pay royalties to PDL on sales of GNE Licensed Products and Licensed Products manufactured prior to the expiry of the PDL Licensed Patents, but sold after the expiry of the PDL Licensed Patents (“Inventory Products”); (ii) in an effort to address the difficulties involved in tracking and reconciling the dates of manufacture and sale of Inventory Products, the Parties have amended this Agreement (by way of this Amendment No. 1) to specify the exact dates during which Genentech’s sales of GNE Licensed Products and Licensed Products are royalty bearing and not royalty bearing; and (iii) those dates reflect reasonable and good faith efforts by the Parties to estimate the period required for Genentech to exhaust its stocks of Inventory Products on which a royalty would be owed.

25.Section 5.1(c) of the PLMA is deleted in its entirety.

26.Section 7.1 of the PLMA is deleted in its entirety and is replaced with the following new Section 7.1:

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7.1    Term. This Agreement shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 hereof.

27.Section 8.2 of the PLMA is deleted in its entirety and is replaced with the following new Section 8.2:

8.2    Entire Agreement; Amendment. This Agreement (as amended by Amendment No. 1), the 2014 Settlement Agreement, the PDL License Agreements (as amended), and the 2003 Settlement Agreement (as defined in and amended pursuant to the 2014 Settlement Agreement) constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.

28.Section 8.4 of the PLMA is deleted in its entirety and is replaced with the following new Section 8.4:

8.4    Notice. Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

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If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

29.In Section 8.6, the term “GNE License Agreement” is stricken and replaced by the term “PDL License Agreement.”

30.This Amendment No. 1 may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Amendment No. 1 shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.

31.On and after the Effective Date, each reference in the PLMA to “this Agreement,” “Master Agreement,” “hereunder,” “hereof,” or words of like import referring to the PLMA, as well as references to the PLMA in other agreements between PDL and Genentech, shall mean and be a reference to the PLMA as amended by this Amendment No. 1.

32.Except as specifically amended above, the PLMA is and shall continue to be in full force and effect. In the event of any conflict between the terms of this Amendment No. 1, on the one hand, and the terms of the PLMA, the PDL License Agreements, or the 2014 Settlement Agreement, on the other hand, the terms of this Amendment No. 1 shall govern.

IN WITNESS WHEREOF, the Parties have executed this Amendment through their duly authorized representatives as of the Effective Date.

PDL BioPharma, Inc.                Genentech, Inc.

By                             By

Title                             Title

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Exhibit A
Form of PDL License Agreement

PDL LICENSE AGREEMENT
between
PDL BIOPHARMA, INC.
and
GENENTECH, INC.
This PDL License Agreement (“Agreement”), effective as of ___________ (“Effective Date”), is made by and between and PDL BIOPHARMA, INC., a Delaware corporation, having a principal place of business at 932 Southwood Blvd., Incline Village, NV 89451 (hereinafter “PDL”) and GENENTECH, INC., a Delaware corporation, having a principal place of business at 1 DNA Way, South San Francisco, CA 94080 (hereinafter “GNE”).
RECITALS
A.    GNE and PDL have entered into an Amended and Restated Patent Licensing Master Agreement (Queen Patents) effective July 27, 2009 (the “Master Agreement”), pursuant to which GNE may enter into this Agreement with respect to a license under the “Queen Patents” for GNE’s antibody products.
B.    The Master Agreement provides GNE with right to obtain a nonexclusive, worldwide, royalty-bearing license under the PDL Licensed Patents under the terms and conditions of this Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound, the parties agree as follows:

1.	DEFINITIONS
All references to Exhibits, Articles and Sections shall be references to Exhibits, Articles and Sections of this Agreement. In addition, except as otherwise expressly provided herein, the following terms in this Agreement shall have the following meanings:
1.01.    “Affiliate” means any corporation or other business entity controlled by, controlling, or under common control with another entity, with “control” meaning direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock of such corporation, or more than a fifty percent (50%) interest in the decision-making authority of such other unincorporated business entity; and a corporation in which the maximum amount of stock permitted by law to be held by another entity is beneficially owned by such other entity. Notwithstanding the foregoing, for purposes of this Agreement, Roche Holdings, Inc. and its affiliates (other than GNE and its subsidiaries) shall not be deemed Affiliates of GNE unless GNE opts to include Roche Holdings, Inc. or such an affiliate as an Affiliate of GNE by giving written notice to PDL. For purposes of this Agreement, “Roche”

shall mean Roche Holdings, Inc. together with its affiliated companies (other than GNE and its subsidiaries).
1.02.    “Antibody” means any antibody directed against an Antigen and shall include, without limitation, monospecific and bispecific antibodies (but only with respect to the Antigen for a bispecific antibody); less than full-length antibody forms such as Fv, Fab, and F(abʹ)2, ingle-chain antibodies and antibody conjugates bound to a toxin, label or other moiety, as well as any and all such constructs directed against the Antigen.
1.03.    “Antigen” means the target molecule: ___________________________.
1.04.    “Bulk Product” means Licensed Product supplied in a form other than Finished Product which can be converted into Finished Product.
1.05.    “Combination Product(s)” means any product containing both a pharmaceutically active agent or ingredient which constitutes a Licensed Product and one or more other pharmaceutically active agents or ingredients which do not constitute Licensed Products.
1.06.    “Europe” means the European Patent Convention Member Countries, including any successor organization and any additional countries that may join such organization from time to time during the term of this Agreement.
1.07.    “Finished Product(s)” means any and all Licensed Products in form for use by an end user and not intended for further chemical or genetic manipulation or transformation.
1.08.    “Licensed Product(s)” means an Antibody with respect to which GNE has either significant marketing rights or has done significant development (e.g., created, humanized or conducted preclinical or clinical development), the manufacture, import, use, offer to sell or sale of which would infringe, if not licensed under this Agreement, a Valid Claim.
1.09.    “Net Sales” means the aggregate gross revenues, whether in cash or in kind, derived by or payable from or on account of the sale or other transfer of Finished Products by GNE, Affiliates of GNE, GNE’s sublicensees, Roche or Affiliates of GNE’s sublicensees to an independent third party not an Affiliate of GNE, a sublicensee of GNE, Roche, or an Affiliate of a sublicensee of GNE, less Five Percent (5%) to cover the following: (a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection or return of items previously sold, (b) excise and sales taxes, duties or other taxes imposed on and paid with respect to such sales (excluding income or franchise taxes of any kind, and (c) outer packing, freight and freight costs. For all Finished Product(s) used or consumed by others than GNE, GNE shall be entitled to deduct Five Percent (5%) from Net Sales in lieu of all other deductions such as taxes, shipping charges, packing, allowances and the like prior to calculating royalties due. If GNE or any of its Affiliates or sublicensees receive non-cash consideration for any Finished Product sold or otherwise transferred to an independent third party not Roche or an Affiliate of the seller or transferor, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall be included in the definition of Net Sales. Net Sales shall not include Finished Products provided for bona fide clinical trial, evaluation, research or development purposes.

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Net Sales for Bulk Products shall be calculated by multiplying the units of Finished Product to which such Bulk Product is reasonably anticipated to be converted by the established market price of the Finished Product on the date of sale of the Bulk Product. By way of example and without limitation, units of Finished Product may be measured in grams or doses, as appropriate.
The method of calculating Net Sales of materials in form other than Finished Product or Bulk Product that can be converted into Finished Product shall be established by good faith discussion between PDL and GNE prior to the first sale or transfer of any such material by GNE to a non-Affiliate.
1.10.    “Opposition Proceedings” means the legal proceedings at the European Patent Office (“EPO”) initiated against EP patent 451,216B1 and terminating at the decision (oral and/or written) rendered by the Opposition Division (“OD”) of the EPO, but excluding any proceedings resulting from the filing of an appeal to the OD’s decision.
1.11.    “PDL Licensed Patents” means the patents and patent applications identified on Exhibit A, and including any applications filed as of the Effective Date in the United States or any foreign jurisdiction. PDL Licensed Patents shall include U.S. or foreign patents or patent applications which claim priority to any application to which a listed U.S. Patent also claims priority. PDL Licensed Patents shall also include any foreign equivalents, addition, continuation, continuation-in-part or division of such patents or patent applications or any substitute applications therefor, any parent issued with respect to any such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent. [Drafting note: Update by PDL prior to delivery.]
1.12.    “Territory” means either (a) worldwide, or (b) if GNE elects to exclude a license under the PDL Licensed Patents in Europe pursuant to Section 2.05 hereof, worldwide except for Europe.
1.13.    “Valid Claim” means any claim in any PDL Licensed Patents which claim has neither expired or been disclaimed nor been held invalid or unenforceable by a court or other body of competent jurisdiction from which no appeal has been or may be taken.

2.	LICENSE
2.01.    License Grant. Subject to the fulfillment by GNE of all of the terms and conditions of this Agreement, PDL hereby grants to GNE and GNE hereby accepts a nonexclusive license in the Territory under the PDL Licensed Patents, including the right to grant sublicenses in accordance with Section 2.02, to make, have made, import, use, offer to sell and sell Licensed. Products in the Territory. PDL shall be free at its discretion to enter into additional agreements with additional licensees at any time and on terms solely of its choosing.
2.02.    Limitation on Sublicenses; Notification. GNE shall have the right to grant sublicenses of its rights under Section 2.01 with respect to Licensed Products, provided that GNE shall grant such sublicenses only in connection with the assignment or license by GNE to such sublicensee of the right to use, make, have made, sell or otherwise transfer the Licensed Products. GNE shall notify PDL of the identity of the sublicensee and scope of such sublicense promptly following the grant of a sublicense hereunder. Notwithstanding the assignment or grant of a sublicense by GNE hereunder, GNE shall remain obligated to pay all royalties due to PDL with respect to the sale of Licensed

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Products by its assignee or sublicensee. In addition, the grant of any sublicenses under Section 2.01 shall be on terms and conditions which are subject to and subordinate to the terms of this Agreement and GNE shall remain fully responsible to PDL for the performance of any and all such terms by its sublicensees.
2.03.    Updates to List of PDL Licensed Patents. Upon written request of GNE (which request shall not be made more than once per calendar year), PDL agrees to provide a written update listing the PDL Licensed Patents, and such update shall constitute an amendment to Exhibit A. PDL may, at its option, furnish such update to GNE from time to time during the term of this Agreement as part of an update to the Master Agreement.
2.04.    No Other Rights. GNE acknowledges and agrees that, except for the license expressly granted under Section 2.01, no rights to any other PDL patents or patent applications, or to any know-how, trade secrets or licenses are included in this Agreement or granted by implication, estoppel or otherwise.
2.05.    Election to Terminate License in Europe. GNE may elect, upon written notice to PDL, to terminate a license under any claims of the PDL Licensed Patents in Europe if such claims have been determined to be invalid or modified pursuant to the Opposition Proceedings such that the Licensed Product would no longer constitute a Licensed Product in Europe. GNE shall notify PDL in writing of its intent to terminate a license under this Agreement in Europe within fifteen (15) business days after the conclusion of the Opposition Proceedings, and the Agreement shall be amended such that the Territory shall not include Europe effective as of the date of such written note. [Drafting note: This Section, will be included in the PDL License Agreement if GNE takes a license under the PDL Licensed Patents before the Opposition Proceedings are concluded.]

3.	PAYMENTS, ROYALTIES, REPORTS
3.01.    Signing Fee, In consideration for the license granted by PDL under Article 2 of this Agreement, GNE shall pay to PDL, within fifteen (15) business days of the Effective Date of this Agreement, a nonrefundable signing and licensing fee in the sum of * * * GNE shall be entitled to deduct from the signing and licensing fee under this Agreement any amounts not previously credited and subject to credit under Section 3.03(a). All such deductions shall be documented with any payments hereunder. [Drafting note: Amount will depend on whether GNE takes a license under the PDL Licensed Patents before the Opposition Proceedings are concluded.]
3.02.    Annual Maintenance Fee. In further consideration of the license granted under Article 2, within fifteen (15) business days of the third (3rd) anniversary of the Effective Date and each anniversary thereafter, GNE shall pay PDL a nonrefundable annual maintenance fee in the amount of * * *. Such annual maintenance shall be fully creditable against royalties payable by GNE for the year with respect to which such annual maintenance fee is paid. [Drafting note: Amount will depend on whether GNE takes a license under the PDL Licensed Patents before the Opposition Proceedings are concluded.]
3.03.    Credits; Reductions. If, after the Effective Date of this Agreement, GNE elects to terminate its rights to the PDL Licensed Patents in Europe pursuant to Section 2.05, the following credits and reductions shall apply:

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(a)    after notification by GNE pursuant to Section 2.05, * * * shall be creditable against the annual maintenance fees or royalties payable to PDL under this Agreement until such credit is exhausted, provided that such credit shall not reduce the amount payable to PDL to less than Fifty Percent (50%) of what would otherwise have been paid to PDL; and
(b)    after notification by GNE pursuant to Section 2.05, the annual maintenance fees paid by GNE pursuant to Section 3.02 shall be reduced to * * *.
[Drafting note: This Section will be included in the PDL License Agreement if GNE takes a license under the PDL Licensed Patents before the Opposition Proceedings are concluded.]
3.04.    Royalties to PDL. The royalties payable to PDL under this PDL License Agreement shall be as set forth in Section 4.1 of the Master Agreement, except that in the event that GNE: (i) breaches its obligations under Sections 2.3 or 2.4 of the Settlement Agreement by and between PDL and GNE dated December 18, 2003 (“Settlement Agreement”); and (ii) fails to cure such breaches as provided under Section 4.2 of the Settlement Agreement, then PDL, at its sole discretion, may invoke its rights under Article 4 of the Settlement Agreement.
3.05.    Sales Among Affiliates. Sales or other transfers of Licensed Products between and among GNE and any of its Affiliates, its sublicensees or Roche which are subsequently resold or to be resold by such Affiliates, sublicensees or Roche shall not be subject to royalty, but in such cases royalties shall accrue and be calculated on any subsequent sale or other transfer of such Licensed Products to a non-Affiliate. GNE is obligated to pay royalties to PDL only once with respect to each unit of a Licensed Product,
3.06.    Combination Products. Net Sales in a particular country in the Territory, in the case of Combination Products for which the pharmaceutically active agent or ingredient constituting a Licensed Product and each of the other pharmaceutically active agents or ingredients not constituting Licensed Products have established market prices in that country in the Territory when sold separately, shall be determined by multiplying the Net Sales for each such Combination Product by a fraction, the numerator of which shall be the established market price for the Finished Product(s) contained in the Combination Product and the denominator of which shall be the sum of the established market prices for the Finished Product(s) plus the established market prices for the other pharmaceutically active agents or ingredients contained in the Combination Product. When such separate market prices are not established in that country in the Territory, then the parties shall negotiate in good faith to determine a fair and equitable method of calculating Net Sales in that country for the Combination Product in question.
3.07.    Currency Conversion. All amounts payable to PDL under this Agreement shall be payable in U.S. Dollars by wire transfer to a bank account designated by PDL. In the case of royalties on Net Sales, all amounts payable shall first be calculated in the currency of sale and then converted into U.S. Dollars using the average of the daily exchange rates for such currency quoted by Citibank, N.A. for each of the last five (5) banking days of each calendar quarter.
3.08.    Reports.
(a)    Current Reports. GNE agrees to make written reports and royalty payments to PDL within sixty (60) days after the close of each calendar quarter during the term of this Agreement,

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beginning with the calendar quarter in which the date of first commercial sale or other transfer of a Licensed Product by GNE, its Affiliates, Sublicensees or Roche, provided that reports with respect to sales by sublicensees or Roche shall include only those sales as to which royalty reports were received by GNE during such calendar quarter. Sales of a Licensed Product occurring prior to the Effective Date shall be reported, and royalties on such sales shall be paid, in the first written report and royalty payment under this Agreement. These reports shall be certified by an officer of GNE and shall state for the calendar quarter in question: (1) identification of Net Sales of the Licensed Product on a country-by-country basis, (2) Net Sales in the Territory, (3) the quantities of Licensed Products sold or manufactured in such quarter in the Territory, (4) applicable offsets and (5) the net royalty due to PDL thereon pursuant to this Article 3. No later than at the time of the making of each such report, GNE shall make any payment due to PDL of royalties for the period covered by such report.
(b)    Termination Report. For each Licensed Product, GNE also agrees to make a written report to PDL within ninety (90) days after the date on which GNE, its Affiliates or sublicensees last sell or otherwise transfer that Licensed Product in the Territory stating in such report the same information required by quarterly reports for all such Licensed Products made, sold or otherwise disposed of which were not previously reported to PDL.
(c)    Notification of Marketing Approval. GNE agrees to notify PDL it writing within sixty (60) days after the date on which GNE, its Affiliates or sublicensees or Roche obtain marketing approval of a Licensed Product in any country in the Territory. Such notice shall specify the country in which marketing approval was obtained and the date of such approval.
3.09.    Inspection. GNE agrees to keep, and to require any of its Affiliates or sublicensees to keep, clear, accurate and complete records for a period of at least three (3) years for each reporting period in which Net Sales occur showing the sales of Licensed Products in the Territory in sufficient detail to enable the royalties payable hereunder to be determined, and further agrees to permit its books and records, and to require any of its Affiliates or sublicensees to permit their books and records, to be examined by an independent accounting firm selected by PDL and reasonably satisfactory to GNE from time to time, but not more than once a year. Such examination is to be made at the expense of PDL, except in the event that the results of the audit reveal that GNE underpaid PDL by three percent (3%) or more, then GNE shall pay any deficiency plus interest for such overdue royalties in accordance with Section 3.11 hereof, and the audit fees shall be paid by GNE. Any such discrepancies will be promptly corrected by a payment or refund, as appropriate.
3.10.    Withholding.
(a)    Fees. The amounts payable under Sections 3.01 and 3.02 shall represent the actual proceeds to be received by PDL, net of any withholding or other taxes or levies that may be applicable to such payments. PDL agrees to reasonably cooperate with GNE in obtaining a refund of any withholding taxes or levies paid by GNE, if any, with respect to any payments to PDL hereunder. In the event that PDL is successful in obtaining any refund of tax withholding amounts paid by GNE under this Agreement, PDL agrees to promptly remit such refund amount to ONE.
(b)    Royalty Payments. GNE may withhold from royalties due to PDL amounts for payment of any income or withholding tax that GNE has actually paid to any taxing authority with respect to royalty amounts due to PDL hereunder in the Territory. GNE shall promptly provide PDL

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with official tax receipts or other documentation sufficient to enable PDL to satisfy -U.S. tax authorities with respect to PDL’s application for a for-tax credit. GNE agrees to reasonably cooperate with PDL in obtaining a foreign tax credit in the U.S. with respect to royalties due to PDL on the sale or manufacture of Licensed Products.
3.11.    Interest on Overdue Royalties. GNE shall be liable for interest on any overdue royalties, at the rate of ten percent (10%) per annum, or the highest rate allowed by law, whichever is less, commencing on the date such royalties are due until paid.
3.12.    Royalties to Third Parties. GNE acknowledges and agrees that other licenses may be required from third parties with respect to the development, manufacture, importation, use, and sale of any Licensed Product under this Agreement, and that GNE shall be responsible for any royalties and other payments with respect to those license rights. In no event shall GNE have a right to credit against, reduce or otherwise offset any royalty or payment obligations to such third parties against royalty amounts payable to PDL under the this Agreement.

4.	INFRINGEMENT OF PDL LICENSED PATENTS
4.01.    Suits. PDL shall have no obligation hereunder to institute any action, suit or other proceeding against third parties for infringement of any PDL Licensed Patents or to defend any action, suit or proceeding brought by a third party which challenges or concerns the validity or enforceability of any PDL Licensed Patents in the Territory. Any monies recovered from alleged infringers shall be retained by PDL.
4.02.    Notification of Third Party Infringements. GNE shall promptly notify PDL in writing of any actual or suspected infringement by third parties of any PDL Licensed Patent, which notification shall specify in reasonable detail the nature of such actual or suspected infringement of which GNE is aware and shall provide PDL with the available evidence, if any of such infringement.

5.	REPRESENTATIONS AND WARRANTIES; DISCLAIMERS; INDEMNIFICATION
5.01.    Representations of GNE. GNE represents and warrants to PDL that:
(a)    The execution, delivery and performance of this Agreement by GNE will not, with or without notice, the passage of time or both, result in any violation of, be in conflict with, or constitute a default under any material contract, obligation or commitment to which GNE is a party or by which it is bound, or to GNE’s knowledge, violate any statute, rule or governmental regulation applicable to GNE.
(b)    GNE has all requisite legal and corporate power and authority to enter into this Agreement on behalf of itself and its Affiliates and to carry out and perform its obligations under the terms of this Agreement.
5.02.    Representations of PDL. PDL represents and warrants to GNE that:
(a)    The execution, delivery and performance of this Agreement by PDL will not, with or without notice, the passage of time or both, result in any violation of be in conflict with, or constitute a default under any material contract, obligation or commitment to which PDL is a party or

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by which it is bound, or to PDL’s knowledge, violate any statute, rule or governmental regulation applicable to PDL.
(b)    PDL has all requisite legal and corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.
5.03.    Disclaimers. Nothing in this Agreement shall be construed as (a) a warranty or representation by PDL as to the validity, enforceability or scope of any PDL Licensed Patents; (b) a requirement that PDL file any patent application, or to secure any patent or patent rights, or maintain any patent in force, or to provide copies of patent applications to GNE or its Affiliates or sublicensees, or to disclose any inventions described or claimed in such patent applications; or (c) a warranty or representation by PDL that any Licensed Product made, used, imported, sold or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of patents, copyrights, trademarks, trade secrets or other rights of third parties. GNE acknowledges and agrees that any royalties or payments that may be due to third parties in order for GNE to make, have made, import, use, sell or otherwise dispose of Licensed Products shall be the sole responsibility of GNE.
5.04.    No Other Warranties. EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE 5, PDL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO PDL LICENSED PATENTS OR ANY CELL LINES, ANTIBODIES OR LICENSED PRODUCTS DEVELOPED BY GNE UNDER THE LICENSE SET FORTH IN THIS AGREEMENT AND PDL FURTHER MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF OR PRACTICE UNDER PDL LICENSED PATENTS OR ANY CELL LINES, ANTIBODIES, LICENSED PRODUCTS OR OTHER MATERIALS DEVELOPED BY ONE UNDER THE LICENSE SET FORTH IN THIS AGREEMENT WILL NOT INFRINGE ANY THIRD PARTY RIGHTS.
5.05.    Indemnification. GNE shall at all times, during the term of this Agreement and thereafter, indemnify and hold harmless PDL and its Affiliates, sublicensees, directors, officers, agents and employees from any claim, proceeding, loss, expense, and liability of any kind whatsoever (including but not limited to those resulting from death, personal injury, illness or property damage and including legal expenses and reasonable attorneys’ fees) arising out of or resulting from (a) any claim of patent infringement (direct or contributory) or inducing patent infringement with respect to the activities of GNE or its Affiliates or sublicensees, and (b) the development, manufacture, holding, use, testing, advertisement, sale or other disposition by GNE, its Affiliates or sublicensees, or any distributor, customer or representative thereof or any one in privity therewith, of any Licensed Product; provided, however, that PDL shall promptly notify GNE of such claim, proceeding, loss, expense or liability and GNE, at GNE’s cost, shall have sole control over the defense, including settlement of any claim or action, with full cooperation from PDL.

6.	CONFIDENTIALITY
The provisions of Article 6 of the Master Agreement are incorporated by reference as if set forth in their entirety herein.

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7.	TERM AND TERMINATION
7.01.    Term. Unless earlier terminated as provided in this Article 7, this Agreement shall come into force on the Effective Date and shall continue until the last to expire of the PDL Licensed Patents. Thereafter, this Agreement shall terminate and all licenses or sublicenses granted hereunder shall become fully-paid licenses.
7.02.    Termination.
(a)    This Agreement may be terminated on sixty (60) days prior written notice by GNE.
(b)    If GNE shall at any time default in the payment of any royalty, or the making of any report hereunder, or shall commit any material breach of any covenant or agreement herein contained or shall make any false report, and shall fail to have initiated and actively pursued remedy of any such default or breach within thirty (30) days after receipt of written notice thereof by the other party, PDL may, at its option, cancel this Agreement and revoke any rights and licenses herein granted and directly affected by the default or breach by notice in writing to such effect, but such act shall not prejudice PDL’s rights to recover any royalty or other sums due at the time of such cancellation, it being understood, however, that if within thirty (30) days after receipt of any such notice GNE shall have initiated and actively pursued remedy of its default, then the rights and licenses herein granted shall remain in force as if no breach or default had occurred on the part of GNE, unless such breach or default is net in fact remedied within a reasonable period of time. If GNE disputes the existence of a default or material breach or making a false report or the failure to pursue a remedy or to remedy the default or breach, the provisions for resolution of a default shall be limited to those set forth in Section 8.6 of the Master Agreement.
(c)    This Agreement may be terminated by either party upon the occurrence of any of the following which is not stayed or vacated within sixty (60) days of such occurrence: (i) petition in bankruptcy filed by or against the other party; (ii) adjudication of the other party as bankrupt or insolvent; (iii) appointment of a liquidator, receiver or trustee for all or a substantial part of the other party’s property; or (iv) an assignment for the benefit of creditors of the other party.
(d)    In the event that GNE: (i) breaches its obligations under Sections 2.3 or 2.4 of the Settlement Agreement and (ii) fails to cure such breach(es) as provided under Section 4.2 of the Settlement Agreement, then PDL, at its sole discretion, may invoke its rights under Article 4 of the Settlement Agreement.
7.03.    No Waiver. The tight of either party to terminate this Agreement as provided herein shall not be affected in any way by its waiver of any previous failure to perform hereunder or by its failure to take action with respect thereto.
7.04.    Survival. Termination for any reason hereunder shall not affect any accrued rights or obligations of the parties arising in any manner under this Agreement as of the date of termination. In any event, the rights and obligations, including without limitation any accrued payment obligations, under Articles 3, 5 and 6 shall survive any termination of this Agreement.

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8.	MISCELLANEOUS
8.01.    Assignment. This Agreement may not be assigned by either party without the prior written consent of the other, except that either may assign this Agreement without consent to a party which acquires all or substantially all of that portion of the business to which this Agreement pertains, whether by merger, sale of assets or otherwise. A merger or consolidation shall be deemed to constitute an assignment.
8.02.    Disputes. The provisions of Section 8.6 of the Master Agreement are incorporated by reference as if set forth in their entirety herein.
8.03.    Severability. If any provision of this Agreement is declared invalid by a court of law resort or by any court, the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement will be deemed to have been terminated only as to the portion thereof which relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement, in all other respects and all other jurisdictions, will remain in force; provided, however, that if the provision so invalidated is essential to the Agreement as a whole, then the parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original interest of the parties, and, failing such amendment, either party may submit the matter to a court of competent jurisdiction for resolution.
8.04.    Notices. Any notice or report required or permitted to be given under this Agreement shall be in writing and shall be sent by expedited delivery or telecopied and confirmed by mailing as follows (or to such other address as may be specified in writing) and shall be effective three (3) days after such delivery:
If to PDL:    PDL BioPharma, Inc.
932 Southwood Blvd.
Incline Village, NV 89451
Attn: General Counsel

Facsimile number: (775) 832-8501
If to GNE:    Genentech, Inc.
1 DNA Way
South San Francisco, California USA 94080
Attn: Corporate Secretary

Facsimile number: (650) 225-8654
8.05.    Choice of Law. The validity, performance, construction, and effect of this Agreement shall be governed by the laws of the State of California which are applicable to contracts between California residents to be performed wholly within California.
8.06.    Waiver. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

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8.07.    Force Majeure. Neither party shall be responsible to the other for failure or delay in performing any of its obligations under this Agreement or for other non-performance hereof provided that such delay or non-performance is occasioned by a cause beyond the reasonable control and without fault or negligence of such party, including, but not limited to earthquake, fire, flood, explosion, discontinuity in the supply of power, court order or governmental interference, act of God, strike or other labor trouble and provided that such party will inform the other party as soon as is reasonably practicable and that it will entirely perform its obligations immediately after the relevant cause has ceased its effect.
8.08.    Headings. The captions used herein are inserted for convenience of reference only and shall not be construed to create obligations, benefits, or limitations.
8.09.    Entire Agreement. This Agreement and the Master Agreement constitute the entire Agreement between the parties hereto with respect to the Antigen and supersede all previous Agreements, whether written or oral. In the event of any conflict between the terms of this Agreement and the Master Agreement with respect to the subject matter herein, the terms of this Agreement shall govern. This Agreement shell not be changed or modified orally, but only by an instrument in writing signed by both parties.
8.10.    Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PDL BIOPHARMA, INC.        GENENTECH, INC.

By:         By:

Name:         Name:

Title:         Title:

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Exhibit A
Amendment No. 1 to the Form of PDL License Agreement

AMENDMENT NO. 1 TO THE FORM OF PDL LICENSE AGREEMENT

This Amendment No. 1 to Exhibit A of the Amended and Restated Patent Licensing Master Agreement (Queen Patents) (“Amendment No. 1”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”) and Genentech, Inc. (“Genentech” or “GNE”) (each, a “Party” and collectively, the “Parties”), and amends that Form of PDL License Agreement (the “Form of License Agreement”).

Except as expressly provided herein, capitalized terms shall have the meanings set forth in the Form of License Agreement and references to Sections shall be deemed references to the Form of License Agreement.

WHEREAS, PDL and Genentech are Parties to the 2014 Amended PLMA (as defined below); and

WHEREAS, in connection with the Parties’ execution of that certain Confidential Settlement Agreement by and between PDL, Genentech, and F. Hoffmann La-Roche Ltd executed concurrently herewith (the “2014 Settlement Agreement”), the Parties deem it to be in their best interests and to their mutual advantage to amend the Form of License Agreement as set forth herein.

NOW THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.The Effective Date of this Amendment No. 1 shall be the effective date of the 2014 Settlement Agreement.

2.Section 1.01 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.01:
1.01    “Affiliate” shall mean any Entity that, on or after the Effective Date of Amendment No. 1 to this Agreement, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.01. With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.

3.The following Section 1.01.1 is added to the Form of License Agreement:
1.01.1    “Entity” shall mean a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally recognized form of organization. “Person” shall mean any natural person or Entity.

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4.The following Section 1.01.2 is added to the Form of License Agreement:
1.01.2    “Designee” shall mean an Affiliate, sublicensee, co-promoting party, or other Person employed by or under contract with Genentech to sell, or otherwise authorized by Genentech to sell a particular Licensed Product or GNE Licensed Product (or Licensed Products or GNE Licensed Products) for or on behalf of Genentech. A Person shall be a Designee only during such period of time that such Person meets the definition set forth in this Section 1.01.2. The Parties acknowledge and agree, for the avoidance of doubt, that each of Roche and Novartis Pharma AG shall be considered a Designee of Genentech (each with respect to certain Licensed Product(s) or GNE Licensed Product(s)) for purposes of this Agreement.
5.Section 1.08 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.08:
1.08    “Licensed Product” means an Antibody with respect to which GNE has either significant marketing rights or has done significant development (e.g., created, humanized or conducted preclinical or clinical development), the manufacture, import, use, offer to sell or sale of which would infringe, if not licensed under this Agreement, a Valid Claim. GNE agrees and stipulates, for the avoidance of doubt, that _______ is a Licensed Product.

6.Section 1.09 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.09:
1.09    “Net Sales” means the aggregate gross revenues, whether in cash or in kind, corresponding to the price actually invoiced for the sale or other transfer of Finished Products by GNE, and/or by an Affiliate and/or by a Designee of GNE to one or more Third Parties, less Five Percent (5%) to cover the following: (a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection, or return of items previously sold, (b) excise and sales taxes, or duties, imposed on and paid by GNE or by an Affiliate or Designee of GNE with respect to such sales (excluding income or franchise taxes of any kind), and (c) outer packing, freight and freight insurance costs. If GNE or any of its Affiliates or Designees receive non-cash consideration for any Finished Product sold or otherwise transferred to a Third Party, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall be included in the definition of Net Sales. Net Sales shall not include Finished Products provided for bona fide clinical trial, evaluation, research or development purposes.

Notwithstanding any other provision in this Agreement, the 2014 Settlement Agreement or any other agreement between the Parties, for purposes of calculating Net Sales, the term “aggregate gross revenues” in this Section 1.09 (i) specifically excludes Value Added Tax (VAT); and (ii) shall be calculated based on the price actually invoiced for the sale of Finished Products by GNE, its Affiliates, and its Designees; provided, however, in the event GNE or any of its Affiliates or Designees receive,

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in part or whole, non-cash consideration for such sale, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall also be included in the calculation of aggregate gross revenues.
Net Sales for Bulk Products shall be calculated by multiplying the units of Finished Product to which such Bulk Product is reasonably anticipated to be converted by the established market price in the country of sale of the Finished Product on the date of sale of the Bulk Product. By way of example and without limitation, units of Finished Product may be measured in grams or doses, as appropriate.
The method of calculating Net Sales of materials in a form other than Finished Product or Bulk Product that can be converted into Finished Product shall be established by good faith discussion between PDL and GNE.
For the sake of clarity, no sale or transfer of Finished Product or Bulk Product by GNE or Roche to any of their Affiliates or Designees shall be included within Net Sales because such a sale or transfer is not a sale or transfer to a Third Party.

7.Section 1.10 of the Form of License Agreement is deleted in its entirety.
8.Section 1.11 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.11:
1.11    “PDL Licensed Patents” shall have the meaning set forth in Section 1.13 of the Amended and Restated Patent Licensing Master Agreement between PDL and Genentech, as amended by Amendment No. 1 thereto (the “2014 Amended PLMA”).
9.Section 1.12 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.12:
1.12    “Territory” means worldwide.
10.Section 1.13 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.13:
1.13     “Valid Claim” means (i) any claim in any PDL Licensed Patent, or (ii) any component of the PDL Licensed Patents (including supplementary protection certificates or applications therefor), which has neither expired nor been disclaimed.
11.The following Section 1.14 is added to the Form of License Agreement:
1.14    “Third Party” means any natural person or entity that is not Genentech or any of its Affiliates or Designees.
12.Section 2.05 of the Form of License Agreement is deleted in its entirety.
13.Section 3.01 of the Form of License Agreement is deleted in its entirety and is replaced

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with the following new Section 3.01:
3.01     Exercise Fee. The exercise fee provided by Genentech to PDL in consideration for execution of this License Agreement shall be as set forth in Section 3.2 of the 2014 Amended PLMA.

14.Section 3.03 of the Form of License Agreement is deleted in its entirety.
15.Section 3.04 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 3.04:
3.04     Royalties to PDL. The royalties payable to PDL under this PDL License Agreement shall be as set forth in Section 4.1 of the 2014 Amended PLMA, except that in the event that GNE (i) breaches its obligations under Sections 2.3 or 2.4 of the Settlement Agreement by and between PDL and GNE dated December 18, 2003 (as amended) (“2003 Settlement Agreement”); and (ii) fails to cure such breaches as provided under Section 4.2 of the 2003 Settlement Agreement, then PDL, at its sole discretion, may invoke its rights under Article 4 of the 2003 Settlement Agreement.

3.04.1    Fixed Royalty Term and Fully Paid Up License.

(a)    The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under the 2014 Amended PLMA or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla, ____ and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.

(b)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.

(c)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.

(d)    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, ____ or any other GNE Licensed Product or Licensed Product (other than Lucentis)

4

occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla, ____ and any other GNE Licensed Product or Licensed Product.

16.Section 3.07 is deleted in its entirety and is replaced with the following new Section 3.07:
3.07    Currency Conversion. All amounts payable to PDL under this Agreement shall be payable in U.S. Dollars by wire transfer to a bank account designated by PDL. When calculating Net Sales in currencies other than U.S. dollars, Genentech, its Affiliates and Designees shall convert the amount of such sales into U.S. dollars using the foreign currency translation method actually used on a consistent basis in preparing its audited financial statements. (As of the Effective Date, Genentech uses the average year to date exchange rate as reported by Reuters.)
17.Section 3.08(a) of the Form of License Agreement is amended to delete the second-to-last sentence of the provision and replace it with the following:
These reports shall be certified by an officer of Genentech to the best of his or her knowledge after reasonable inquiry and shall state for each calendar quarter: (1) Net Sales of the Licensed Product in such quarter, (2) the amounts deducted pursuant to Section 1.09 of this Agreement in such quarter, and (3) the net royalty due to PDL thereon pursuant to this Article 3.
18.The following Section 3.09.1 is added to the Form of License Agreement:
3.09.1    Any inspection conducted pursuant to Section 3.09 shall be conducted according to the procedures set forth on Exhibit 1 hereto.

19.Section 7.01 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 7.01:

7.01    Term. Unless earlier terminated as provided in this Article 7, this Agreement shall come into force on _____ and shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid up and royalty free.

20.Section 8.02 of the Form of License Agreement is amended to delete the phrase “Section 11.6 of the Master Agreement” and replace it with “Section 8.6 of the 2014 Amended PLMA.”

21.Section 8.04 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 8.04:

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8.04    Notices. Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

22.Section 8.09 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 8.09:

8.09    This Agreement (as amended by this Amendment No. 1), the 2014 Settlement Agreement, the 2014 Amended PLMA, and the 2003 Settlement Agreement (as amended) constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations,

6

understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.

23.This Amendment No. 1 may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Amendment No. 1 shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.

24.On and after the Effective Date, each reference in the Form of License Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Form of License Agreement, as well as references to the Form of License Agreement in other agreements between PDL and Genentech, shall mean and be a reference to the Form of License Agreement as amended by this Amendment No. 1.

25.Except as specifically amended above, the Form of License Agreement is and shall continue to be in full force and effect. In the event of any conflict between the terms of this Amendment No. 1, on the one hand, and the terms of the Form of License Agreement or the 2014 Settlement Agreement, on the other hand, the terms of this Amendment No. 1 shall govern.

IN WITNESS WHEREOF, the Parties have executed this Amendment through their duly authorized representatives as of the Effective Date.

PDL BioPharma, Inc.                Genentech, Inc.

By                             By

Title                             Title

7

EXHIBIT 1 to Amendment No. 1 to the Form PDL License Agreement

Audit Protocol

Exhibit 1

Inspection Procedures
Any inspection of books and records conducted pursuant to Section 3.09 of the PDL License Agreements (“Audit”) shall be conducted in accordance with the procedures set forth below. To the extent Section 3.09 of any of the PDL License Agreements (“Section 3.09”) and the procedures specified in this Exhibit 1 are in conflict, this Exhibit 1 shall control.

1.	Time Period Subject to Audit; Time to Initiate Audit.
Net Sales subject to an Audit shall be limited to Net Sales occurring during the period from and including August 15, 2013 to and including December 31, 2015. Any Audit shall be initiated on or before June 30, 2016.

2.	Selection of Auditor.
PDL shall provide written notice to Genentech of its intention to conduct an Audit, including in such notice (i) a statement of what time period of Net Sales will be the subject of the Audit, and (ii) the name of an independent U.S. accounting firm (the “Auditor”) selected by PDL, subject to Genentech’s consent, which consent shall not be unreasonably withheld or delayed. The Auditor shall have substantial experience conducting royalty audits and knowledge of customary practices in conducting royalty audits.

3.	Scope of Audit.
Upon the commencement of the Audit, the Auditor shall propose in writing to Genentech all of the information that the Auditor believes at that time, in good faith and consistent with customary practice, to be reasonably required to conduct the Audit (the “Proposed Audit Plan”), i.e., information “showing the sales of Licensed Products in the Territory in sufficient detail to enable the royalties payable hereunder to be determined.” (Section 3.09). The Proposed Audit Plan shall also include a listing of all proposed interviews of Genentech personnel that the Auditor believes at that time, in good faith to be consistent with customary practice, to be reasonably required to conduct the Audit.

Within fourteen (14) days following Genentech’s receipt of the Proposed Audit Plan, or as soon thereafter as practicable, Genentech shall meet in person with the Auditor to discuss the Proposed Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of information or interview(s) included in the Proposed Audit Plan are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below. Upon resolution of all disputes concerning the Proposed Audit Plan (by Genentech and the Auditor, Genentech and PDL, and/or pursuant to Paragraph 6 below), the Proposed Audit Plan, amended as

1

necessary to be consistent with the resolution of those disputes, shall be deemed the “Final Audit Plan”.

During the course of the Audit, the Auditor may request additional information and/or interviews that are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, even if not part of the Final Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of additional information or interview(s) are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below.

4.	Production of Information.
The Auditor shall then provide written notice to Genentech of the “Final Audit Plan.” Genentech shall take commercially diligent efforts to provide the information and interview(s) specified in the Final Audit Plan to the Auditor within six (6) months of receipt of such written notice except in the event of (i) exceptional circumstances or (ii) requests for additional information or interview(s) made after adoption of the Final Audit Plan, in which of cases (i) or (ii) the parties, in consultation with the Auditor, shall agree upon a reasonable extension of time for Genentech to provide all of the information and interview(s). Genentech shall take commercially reasonable efforts to secure the cooperation of its Affiliates and Designees if required to obtain any items of information specified in the Final Audit Plan; provided, however, any such efforts are subject to Genentech’s contractual rights and obligations in relation to such Affiliates and Designees. Any Affiliate’s or Designee’s failure to provide information within the prescribed six (6) month period shall not constitute a breach of this paragraph 4.

5.	Limitations on Genentech’s Obligations.
For the sake of clarity, but without limitation, Genentech’s provision of information and/or interview(s) of personnel for purposes of the Audit is subject to Genentech’s records preservation obligations as set forth in Section 3.09 of the PDL License Agreements, Genentech’s contractual rights and obligations with regard to its Affiliates and Designees, and any and all applicable legal privileges.

6.	Resolution of Disputes Concerning Audit Data.
To facilitate the rapid resolution of disputes concerning whether certain information or interview(s) of personnel is sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, within fourteen (14) days of Genentech’s receipt of the Proposed Audit Plan, Genentech and PDL shall agree upon and jointly engage a neutral third party who shall be a mutually-agreed upon expert in royalty accounting from a “Big Four” accounting firm (“the Neutral Auditor”).

The role of the Neutral Auditor shall be limited to resolving whether certain information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary

2

practice, and reasonably required to conduct the Audit (including how to interpret the language “sought in good faith, consistent with customary practice, and reasonably required to conduct the Audit”). The Neutral Auditor’s resolution of such a dispute shall be binding, final and unappealable. The Neutral Auditor shall have authority only to resolve disputes concerning the scope of information and interviews of personnel to be provided to the Auditor. The Neutral Auditor shall have no authority to resolve any other issue or dispute, including but not limited to any dispute between Genentech and PDL relating to or involving (i) the interpretation of any provision, or portion thereof, of any PDL License Agreement, the 2014 Amended PLMA, the 2003 Settlement Agreement (as amended) or the 2014 Settlement Agreement; (ii) an alleged underpayment or overpayment of royalties; or (iii) any matter whatsoever other than the scope of information and interviews of personnel to be provided to the Auditor. In the event the Parties disagree regarding whether a particular issue or dispute is subject to resolution by the Neutral Auditor, such issue or dispute shall not be subject to resolution by the Neutral Auditor and instead shall be exclusively subject to the dispute resolution procedures set forth in Section 8.6 of the 2014 Amended PLMA. By way of example (but not limitation), if the Auditor requests information that may be reasonably required for the Audit based on PDL’s interpretation of a particular contract provision but that may not be reasonably required for the Audit based on Genentech’s interpretation of such contract provision, such dispute (regardless of whether it is characterized as a dispute about whether the information is reasonably required for the Audit and/or a dispute about the interpretation of the contract provision) shall not be subject to resolution by the Neutral Auditor, and must be resolved, if at all, pursuant to Section 8.6 of the 2014 Amended PLMA.

The procedure for resolution of disputes by the Neutral Auditor shall be determined in conjunction with the Neutral Auditor upon his/her engagement, but PDL and Genentech agree that (i) written submissions shall be permitted and shared between the Auditor, PDL and Genentech; (ii) each dispute referred to the Neutral Auditor shall be resolved no later than fourteen (14) days after such referral; and (iii) the standard to be applied by the Neutral Auditor is whether the information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary practice, and reasonably required for the Audit.

PDL and Genentech agree that any and all materials and information and communications generated during and in relation to the resolution of any dispute by the Neutral Auditor, (including but not limited to, Party submissions to the Neutral Auditor, statements, findings, or determinations by the Neutral Auditor, correspondence between the Parties, correspondence between PDL or Genentech and the Auditor) in any form whatsoever, shall be inadmissible in any arbitration proceeding pursuant to Section 8.6 of the 2014 Amended PLMA or any other legal proceeding between PDL and Genentech. All fees and costs incurred by the Neutral Auditor shall be shared equally by PDL and Genentech.

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Exhibit B
Queen Patents and Applications

Country	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
United States of America	08/474,040	06/07/1995	5,693,761	12/02/1997	12/02/2014
Argentina	315679	12/14/1989	AR 254487 V1	09/29/2000	09/29/2015
Brazil	PI1101125-4	05/14/1997	PI1101125-4	01/14/2003	12/17/2013
Chile	983-89	12/15/1989	40279	10/07/1999	10/07/2014
Australia	51532/90	12/28/1989	647,383	07/12/1994	09/16/2014
South Korea	90-701939	12/28/1989	P178385	11/23/1998	11/23/2013
European Patent Convention	98204240.0	12/28/1989		pending	12/28/2009
European Patent Convention	04 076439.1	12/28/1989		pending	12/28/2009
European Patent Convention	04 076438.3	12/28/1989		pending	12/28/2009
European Patent Convention	10 185689.6	12/28/1989		pending	12/28/2009

Queen SPCs and Applications

Foreign

TTC ID	Country	Drug	SPC Status	Underlying Patent No.	Underlying Patent Exp Date	SPC App. No.	SPC App Filing Date	SPC No.	SPC Grant Date	SPC Exp Date
011823-010400AT	Austria	ZENAPAX® (Daclizumab)	Granted	E133452	12/28/09	SZ32/99	8/24/99	SZ32/99	8/31/01	3/3/13
011823-010400AU	Australia	ZENAPAX® (Daclizumab)	Granted	647383	12/28/09	51532/90	12/3/99	647383	5/24/00	9/16/14
011823-010400BE	Belgium	ZENAPAX® (Daclizumab)	Granted	EP0451216	12/28/09	099C0028	7/19/99	099C0028	10/5/99	3/3/13
011823-010400DE	Germany	ZENAPAX® (Daclizumab)	Granted	68925536.5	12/29/09	19975047.5	6/30/99	19975047.00	1/8/08	3/3/13

011823-010400DK	Denmark	ZENAPAX® (Daclizumab)	Granted	PR174317	12/28/09	CA 2003 00004	2/21/03	CR 2003 00004	12/11/06	3/3/13
011823-010400ES	Spain	ZENAPAX® (Daclizumab)	Granted	2081974T3	12/28/09	C9900028	8/19/99	C9900028	7/30/03	3/3/13
011823-010400FI	Finland	ZENAPAX® (Daclizumab)	Granted	FI108797	12/28/09	L 2002 0009	9/25/02	209	3/5/08	3/3/13
011823-010400FR	France	ZENAPAX® (Daclizumab)	Granted	EP0451216	12/28/09	99C0023	7/2/99	99C0023	5/15/00	3/3/13
011823-010400GB	Great Britain	ZENAPAX® (Daclizumab)	Granted	GB0451216	12/28/09	SPC/GB99/029	7/26/99	SPC/GB99/029	6/20/05	3/2/13
011823-010400IE	Ireland	ZENAPAX® (Daclizumab)	Granted	82755	12/28/09	2003/007	4/25/03	2003/007	2/13/06	3/2/13
011823-010400IT	Italy	ZENAPAX® (Daclizumab)	Granted	EP0451216	12/28/09	TOF0702	8/5/99	C-UB99CCP667	10/19/99	3/6/13
011823-010400LU	Luxembourg	ZENAPAX® (Daclizumab)	Granted	EP0451216	12/28/09	90411	7/2/99	CCP90411	9/2/99	3/3/13
011823-010400NL	Netherlands	ZENAPAX® (Daclizumab)	Granted	EP0451216	12/28/09	990020	7/14/99	990020	9/2/99	3/2/13
011823-010400NO	Norway	ZENAPAX® (Daclizumab)	Granted	310473	12/28/09	SPC/NO2001026	12/27/01	SPC/NO 2001 026	11/8/06	3/3/13
011823-010400PT	Portugal	ZENAPAX® (Daclizumab)	Granted	PT 92758	10/20/10	47	7/21/99	47	8/7/00	12/25/13
011823-010400SE	Sweden	ZENAPAX® (Daclizumab)	Granted	SE0451216	12/28/09	9990022-7	7/1/99	9990022-7	12/20/99	3/3/13
011823-010500ES	Spain	SYNAGIS® (Palivizumab)	Granted	2081974T3	12/28/09	C200000004	2/11/00	C200000004	3/27/08	8/13/14
011823-010500GB	Great Britain	SYNAGIS® (Palivizumab)	Granted	GB0451216	12/28/09	SPC/GB00/007	2/11/00	SPC/GB00/007	3/12/02	8/12/14
011823-010600AT	Austria	HERCEPTIN® (Trastuzumab)	Granted	E133452	12/28/09	SZ36/2000	11/23/00	SZ 36/2000	9/1/08	7/29/14
011823-010600BE	Belgium	HERCEPTIN® (Trastuzumab)	Granted	EP0451216	12/28/09	2000C/026	10/31/00	2000C/026	2/6/01	7/29/14
011823-010600DE	Germany	HERCEPTIN® (Trastuzumab)	Granted	68925536.5	12/29/09	10075038.9	12/20/00	10075038.9-43	2/10/04	7/29/14
011823-010600DK	Denmark	HERCEPTIN® (Trastuzumab)	Granted	PR174317	12/28/09	CA 2003 00007	2/24/03	CR 2003 00007	12/10/07	7/29/14
011823-010600ES	Spain	HERCEPTIN® (Trastuzumab)	Granted	2081974T3	12/28/09	C200000026	10/26/00	C200000026	8/14/03	7/29/14
011823-010600FI	Finland	HERCEPTIN® (Trastuzumab)	Granted	FI108797	12/28/09	L2002 0008	9/25/02	205	10/16/07	7/28/14
011823-010600FR	France	HERCEPTIN® (Trastuzumab)	Granted	EP0451216	12/28/09	00C0035	11/8/00	00C0035	4/12/02	7/29/14
011823-010600GB	Great Britain	HERCEPTIN® (Trastuzumab)	Granted	GB0451216	12/28/09	SPC/GB00/032	11/29/00	SPC/GB00/032	9/30/05	7/28/14
011823-010600GR	Greece	HERCEPTIN® (Trastuzumab)	Granted	1001050	1/9/10	20000800025	11/23/00	8000079	5/28/03	1/10/15

011823-010600IE	Ireland	HERCEPTIN® (Trastuzumab)	Granted	82755	12/28/09	2003/006	4/25/03	2003/006	2/13/06	7/28/14
011823-010600IT	Italy	HERCEPTIN® (Trastuzumab)	Granted	EP0451216	12/28/09	UB2000CCP708	10/27/00	UB2000CCP708	12/28/01	7/29/14
011823-010600LU	Luxembourg	HERCEPTIN® (Trastuzumab)	Granted	EP0451216	12/28/09	90676	11/9/00	CCP90676	2/5/01	7/29/14
011823-010600NL	Netherlands	HERCEPTIN® (Trastuzumab)	Granted	EP0451216	12/28/09	300023	11/3/00	300023	7/16/01	7/28/14
011823-010600NO	Norway	HERCEPTIN® (Trastuzumab)	Granted	310473	12/28/09	SPC/NO2001024	12/17/01	SPC/NO 2001 024	12/16/03	7/29/14
011823-010600PT	Portugal	HERCEPTIN® (Trastuzumab)	Granted	PT 92758	10/20/10	79	12/7/00	79	2/25/02	5/21/15
011823-010600SE	Sweden	HERCEPTIN® (Trastuzumab)	Granted	SE0451216	12/28/09	0090024-1	10/26/00	0090024-1	9/10/02	7/29/14
011823-010800AT	Austria	XOLAIR® (Omalizumab)	Granted	E133452	12/28/09	SZ42/2005	12/9/05	SZ 42/2005	9/1/08	12/28/14
011823-010800BE	Belgium	XOLAIR® (Omalizumab)	Granted	EP0451216	12/28/09	2005C/038	12/2/05	2005C/038	10/2/07	12/28/14
011823-010800CH	Switzerland	XOLAIR® (Omalizumab)	Granted	EP0451216	12/28/09	C00451216/04	11/22/06	C00451216/04	3/31/08	12/27/14
011823-010800DE	Germany	XOLAIR® (Omalizumab)	Granted	68925536.5	12/29/09	122005000057.40	12/9/05	12 2005 000 057.4-43	7/18/08	12/28/14
011823-010800DK	Denmark	XOLAIR® (Omalizumab)	Granted	PR174317	12/28/09	CA 2005 00051	12/8/05	CR 2005 00051	12/11/06	12/28/14
011823-010800ES	Spain	XOLAIR® (Omalizumab)	Granted	2081974T3	12/28/09	C200500046	12/7/05	C200500046	9/3/08	12/28/14
011823-010800FI	Finland	XOLAIR® (Omalizumab)	Granted	FI108797	12/28/09	L20050028	12/16/05	216	5/15/08	12/28/14
011823-010800FR	France	XOLAIR® (Omalizumab)	Granted	EP0451216	12/28/09	05C0046	12/8/05	05C0046	1/23/08	12/27/14
011823-010800GB	Great Britain	XOLAIR® (Omalizumab)	Granted	GB0451216	12/28/09	SPC/GB05/052	12/8/05	SPC/GB05/052	8/14/08	12/27/14
011823-010800HU	Hungary	XOLAIR® (Omalizumab)	Granted	211174	12/28/09	S0500022	12/9/05	S000064	7/23/08	12/28/14
011823-010800IE	Ireland	XOLAIR® (Omalizumab)	Granted	82755	12/28/09	2005/031	12/8/05	2005/031	10/23/06	12/27/14
011823-010800IT	Italy	XOLAIR® (Omalizumab)	Granted	EP0451216	12/28/09	UB2006CCP903	12/29/05	CUB2006CCP903	5/31/06	12/28/14
011823-010800LU	Luxembourg	XOLAIR® (Omalizumab)	Granted	EP0451216	12/28/09	91208	12/2/05	91208	2/28/06	12/28/14
011823-010800NL	Netherlands	XOLAIR® (Omalizumab)	Granted	EP0451216	12/28/09	300213	12/12/05	300213	4/20/06	12/27/14
011823-010800NO	Norway	XOLAIR® (Omalizumab)	Granted	310473	12/28/09	SPC/NO2005026	12/7/05	SPC/NO 2005 026	12/23/08	12/28/14
011823-010800PT	Portugal	XOLAIR® (Omalizumab)	Granted	PT 92758	10/20/10	212	12/14/05	212	3/21/06	10/21/15

011823-010800SE	Sweden	XOLAIR® (Omalizumab)	Granted	SE0451216	12/28/09	0590038-6	12/13/05	0590038-6	7/11/06	12/28/14
011823-010800SI	Slovenia	XOLAIR® (Omalizumab)	Granted	SI 8912489	12/28/09	C-200640004	6/1/05	200640004	4/3/06	12/28/14
011823-011000AT	Austria	AVASTIN® (Bevacizumab)	Granted	E133452	12/28/09	SZ 6/2005	2/14/05	SZ 6/2005	9/1/08	12/28/14
011823-011000BE	Belgium	AVASTIN® (Bevacizumab)	Granted	EP0451216	12/28/09	2005C/004	2/11/05	2005C/004	6/6/06	12/28/14
011823-011000CH	Switzerland	AVASTIN® (Bevacizumab)	Granted	EP0451216	12/28/09	C00451216/03	3/14/05	C00451216/03	1/31/07	12/27/14
011823-011000DE	Germany	AVASTIN® (Bevacizumab)	Granted	68925536.5	12/29/09	12 2005 000 007.8	2/8/05	12 2005 000 007 8-43	1/6/09	12/28/14
011823-011000DK	Denmark	AVASTIN® (Bevacizumab)	Granted	PR174317	12/28/09	CA 2005 00006	2/17/05	CR 2005 00006	12/18/06	12/28/14
011823-011000ES	Spain	AVASTIN® (Bevacizumab)	Granted	2081974T3	12/28/09	C200500004	2/8/05	C200500004	9/3/08	12/28/14
011823-011000FI	Finland	AVASTIN® (Bevacizumab)	Granted	FI108797	12/28/09	L20050004	2/25/05	215	5/15/08	12/28/14
011823-011000FR	France	AVASTIN® (Bevacizumab)	Granted	EP0451216	12/28/09	05C0004	2/7/05	05C0004	7/17/07	12/27/14
011823-011000GB	Great Britain	AVASTIN® (Bevacizumab)	Granted	GB0451216	12/28/09	SPC/GB05/009	2/17/05	SPC/GB05/009	8/9/05	12/27/14
011823-011000HU	Hungary	AVASTIN® (Bevacizumab)	Granted	211174	12/28/09	S0500005	2/11/05	S000046	1/28/08	12/28/14
011823-011000IE	Ireland	AVASTIN® (Bevacizumab)	Granted	82755	12/28/09	2005/007	3/2/05	2005/007	3/16/06	12/27/14
011823-011000IT	Italy	AVASTIN® (Bevacizumab)	Granted	EP0451216	12/28/09	CU-B2005CCP865	2/21/05	C-UB2005CCP865	8/29/05	12/28/14
011823-011000LU	Luxembourg	AVASTIN® (Bevacizumab)	Granted	EP0451216	12/28/09	91 139	2/4/05	CCP91139	8/31/05	12/28/14
011823-011000NL	Netherlands	AVASTIN® (Bevacizumab)	Granted	EP0451216	12/28/09	300173	2/10/05	300173	2/20/06	12/27/14
011823-011000NO	Norway	AVASTIN® (Bevacizumab)	Granted	310473	12/28/09	SPC/NO2005005	2/18/05	SPC/NO 2005 005	12/1/08	12/28/14
011823-011000PT	Portugal	AVASTIN® (Bevacizumab)	Granted	PT 92758	10/20/10	188	2/18/05	188	3/11/05	10/21/15
011823-011000SE	Sweden	AVASTIN® (Bevacizumab)	Granted	SE0451216	12/28/09	0590004-8	2/4/05	0590004-8	1/10/06	12/28/14
011823-011000SI	Slovenia	AVASTIN® (Bevacizumab)	Granted	SI 8912489	12/28/09	C-200540007	6/1/05	200540007	2/6/06	12/28/14
011823-014800AT	Austria	TYSABRI® (natalizumab)	Granted	E133452	12/28/09	SZ26/2006	8/7/06	SZ 26/2006	11/30/09	12/28/14
011823-014800BE	Belgium	TYSABRI® (natalizumab)	Granted	EP0451216	12/28/09	2006C/024	8/7/06	2006C/024	6/5/07	12/28/14
011823-014800DE	Germany	TYSABRI® (natalizumab)	Pending	68925536.5	12/29/09	122006000036.4	8/7/06	NYA	NYA	NYA

011823-014800DK	Denmark	TYSABRI® (natalizumab)	Granted	PR174317	12/28/09	CA 200600022	8/7/06	CR 2006 00022	12/10/07	12/28/14
011823-014800ES	Spain	TYSABRI® (natalizumab)	Granted	2081974T3	12/28/09	C200600026	8/7/06	C200600026	6/3/08	12/28/14
011823-014800FI	Finland	TYSABRI® (natalizumab)	Granted	FI108797	12/28/09	L20060010	8/7/06	227	10/31/08	12/28/14
014800FR	France	TYSABRI® (natalizumab)	Granted	EP0451216	12/28/2009	06C0028	8/16/2006	09/47	11/20/09	12/27/14
011823-014800GB	Great Britain	TYSABRI® (natalizumab)	Granted	GB0451216	12/28/09	SPC/GB/06/027	8/7/06	SPC/GB06/027	2/12/10	12/27/14
011823-014800HU	Hungary	TYSABRI® (natalizumab)	Granted	211174	12/28/09	S0600007	8/7/06	S000085	12/8/09	12/28/14
011823-014800IE	Ireland	TYSABRI® (natalizumab)	Granted	82755	12/28/09	2006/027	8/8/06	2006/027	3/20/08	12/27/14
011823-014800IT	Italy	TYSABRI® (natalizumab)	Granted	EP0451216	12/28/09	C-UB2006CCP929	8/7/06	C-UB2006CCP929	12/20/06	12/28/14
011823-014800LU	Luxembourg	TYSABRI® (natalizumab)	Granted	EP0451216	12/28/09	91272	8/7/06	91272	10/9/06	12/28/14
011823-014800NL	Netherlands	TYSABRI® (natalizumab)	Granted	EP0451216	12/28/09	300239	8/7/06	300239	1/9/07	12/27/14
011823-014800NO	Norway	TYSABRI® (natalizumab)	Granted	310473	12/28/09	SPC/NO2006009	8/7/06	SPC/NO 2006 009	10/22/09	12/28/14
011823-014800PT	Portugal	TYSABRI® (natalizumab)	Granted	PT 92758	10/20/10	235	8/7/06	235	12/18/06	10/21/15
011823-014800SE	Sweden	TYSABRI® (natalizumab)	Granted	SE0451216	12/28/09	0690023-7	8/7/06	0690023-7	3/18/08	12/28/14
011823-014800SI	Slovenia	TYSABRI® (natalizumab)	Granted	SI 8912489	12/28/09	C-200640013	8/7/06	200640013	11/3/06	12/28/14
NONE	Switzerland	TYSABRI® (natalizumab)	Granted	EP0451216	12/28/09	C00451216/05	11/2/07	C00451216/05	1/30/09	12/27/14
015600AT	Austria	LUCENTIS® (Ranibizumab)	Granted	E133452	12/28/09	SZ36/2007	6/21/07	SZ 36/2007	11/30/09	12/28/14
011823-015600BE	Belgium	LUCENTIS® (Ranibizumab)	Granted	EP0451216	12/28/09	2007C/030	4/16/07	2007C/030	2/3/09	12/28/14
011823-015600BG	Bulgaria	LUCENTIS® (Ranibizumab)	Granted	BG61095	12/28/09	07/041	6/14/07	SPC/BG 2007/0041	3/30/09	12/28/14
011823-015600DE	Germany	LUCENTIS® (Ranibizumab)	Pending	68925536.5	12/29/09	122007000037.5	4/11/07	NYA	NYA	NYA
011823-015600DK	Denmark	LUCENTIS® (Ranibizumab)	Granted	PR174317	12/28/09	CA 2007 00029	4/19/07	CR 2007 00029	12/10/07	12/28/14
011823-015600ES	Spain	LUCENTIS® (Ranibizumab)	Granted	2081974T3	12/28/09	C200700020	4/13/07	C200700020	6/3/08	12/28/14
011823-015600FI	Finland	LUCENTIS® (Ranibizumab)	Granted	FI108797	12/28/09	L20070013	4/13/07	228	10/31/08	12/28/14

011823-015600FR	France	LUCENTIS® (Ranibizumab)	Granted	EP0451216	12/28/09	07C0029	4/13/07	07C0029	4/1/08	12/27/14
011823-015600GB	Great Britain	LUCENTIS® (Ranibizumab)	Granted	GB0451216	12/28/09	SPC/GB07/033	4/17/07	SPC/GB07/033	10/4/09	12/27/14
011823-015600HU	Hungary	LUCENTIS® (Ranibizumab)	Granted	211174	12/28/09	S070003	4/18/07	S000072	6/25/09	12/28/14
011823-015600IE	Ireland	LUCENTIS® (Ranibizumab)	Granted	82755	12/28/09	2007/019	4/12/07	2007/019	3/20/08	12/27/14
011823-015600IT	Italy	LUCENTIS® (Ranibizumab)	Granted	EP0451216	12/28/09	UB2007CCP969	4/30/07	C-UB2007CCP969	7/9/07	12/28/14
011823-015600LU	Luxembourg	LUCENTIS® (Ranibizumab)	Granted	EP0451216	12/28/09	91333	4/11/07	CCP91333	6/11/07	12/28/14
011823-015600NL	Netherlands	LUCENTIS® (Ranibizumab)	Granted	EP0451216	12/28/09	300279	4/18/07	300279	8/14/07	12/27/14
011823-015600NO	Norway	LUCENTIS® (Ranibizumab)	Granted	310473	12/28/09	SPC/NO2007006	4/18/07	SPC/NO 2007 006	10/23/09	12/28/14
011823-015600PT	Portugal	LUCENTIS® (Ranibizumab)	Pending	PT 92758	10/20/10	269	4/16/07	NYA	NYA	NYA
011823-015600SE	Sweden	LUCENTIS® (Ranibizumab)	Granted	SE0451216	12/28/09	0790030-1	5/11/07	0790030-1	3/18/08	12/28/14
011823-015600SI	Slovenia	LUCENTIS® (Ranibizumab)	Granted	SI 8912489	12/28/09	C-200740008	5/10/07	200740008	9/4/07	12/28/14

EXHIBIT B
Amendment No. 1 to the 2003 Settlement Agreement

AMENDMENT NO. 1 TO THE 2003 SETTLEMENT AGREEMENT

This Amendment No. 1 to the 2003 Settlement Agreement (“Amendment No. 1”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”), Genentech, Inc. (“Genentech”), and F. Hoffmann-La Roche Ltd (each, a “Party” and collectively, the “Parties”), and amends that certain Settlement Agreement dated December 18, 2003, by and between PDL and Genentech (the “2003 Settlement Agreement”).

Except as expressly provided herein, capitalized terms shall have the meanings set forth in the 2003 Settlement Agreement and references to Sections shall be deemed references to the 2003 Settlement Agreement.

WHEREAS, PDL and Genentech are Parties to the 2003 Settlement Agreement; and

WHEREAS, in connection with the Parties’ execution of that certain Confidential Settlement Agreement by and between PDL, Genentech, and F. Hoffmann-La Roche Ltd executed concurrently herewith (the “2014 Settlement Agreement”), the Parties deem it to be in their best interests and to their mutual advantage to amend the 2003 Settlement Agreement as set forth herein.

NOW THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.The Effective Date of this Amendment No. 1 shall be the effective date of the 2014 Settlement Agreement.

2.Section 1.1 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 1.1:

1.1    “Party” means PDL, Genentech, or Roche (as defined in Section 1.1.1 below). Each Party agrees and stipulates that the references to Genentech in Sections 3 and 4 shall also be deemed to refer to Roche (as defined in Section 1.1.1 below).

3.The second sentence of Section 1.1 of the 2003 Settlement Agreement, setting forth the definition of “PDL Patents,” is deleted in its entirety.

4.The following Section 1.1.1 is added to the 2003 Settlement Agreement:

1.1.1    “Roche” means Roche Holding, Inc. and its Affiliates, including without limitation F. Hoffmann-La Roche Ltd.

5.Section 1.2 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 1.2:

1.2    “PDL Patent Family” shall have the meaning given to the term “PDL Licensed Patents” in Section 1.13 of the Amended and Restated Patent Licensing Master

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Agreement between PDL and Genentech, as amended by Amendment No. 1 thereto (the “2014 Amended PLMA”).

6.Section 1.3 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 1.3:

1.3    “Opposition” means the European Patent Office proceedings, including without limitation opposition and appeal proceedings, concerning PDL’s European Patent No. 0 451 216.

7.Section 1.4 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 1.4:

1.4    “Genentech Products” means Herceptin, Avastin, Xolair, Lucentis, Perjeta, and Kadcyla, each of which shall have the respective meaning set forth in Section 1 of the 2014 Amended PLMA. The antibody onartuzumab shall be considered a Genentech Product if it is determined that onartuzumab is a GNE Licensed Product and a Licensed Product pursuant to Section 4.1(e) of the 2014 Amended PLMA.

8.Section 1.5 of the 2003 Settlement Agreement is deleted in its entirety.

9.Section 1.8 of the 2003 Settlement Agreement is deleted in its entirety.

10.Section 1.9 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 1.9:

1.9     “Third Party” means a Person that is not PDL, Genentech, Roche, or any of their Affiliates.

11.The following Section 1.9.1 is added to the 2003 Settlement Agreement:

1.9.1    “Affiliate” means any Entity that, on or after the Amendment Effective Date, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.9.1. With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.

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12.The following Section 1.9.2 is added to the 2003 Settlement Agreement:

1.9.2    “Entity” means a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally recognized form of organization. “Person” shall mean any natural person or Entity.

13.The following Section 1.11 is added to the 2003 Settlement Agreement:

1.11    “Legal Proceeding” means any lawsuit or any other civil or administrative proceeding, or the making of any claim or counterclaim, of any kind in any court, tribunal, agency or governmental entity.

14.The following Section 1.12 is added to the 2003 Settlement Agreement:

1.12	“Amendment Effective Date” means the effective date of the 2014 Settlement Agreement.

15.The following Section 1.13 is added to the 2003 Settlement Agreement:

1.13	“PDL License Agreements” shall have the meaning given to that term in the 2014 Confidential Settlement Agreement. “PDL License Agreement” shall refer to any one of the PDL License Agreements.

16.Section 2.2 of the 2003 Settlement Agreement is deleted in its entirety.

17.Section 2.3 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 2.3:

2.3    Genentech and Roche each, on their own and on behalf of their Affiliates, agree, covenant, and stipulate that, upon issuance, each component of the PDL Patent Family, and each claim therein, is valid and enforceable.

18.Section 2.4 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 2.4:

2.4    No Patent or Payment Challenges.

(a)    No Challenges to the PDL Patent Family. Commencing on the Amendment Effective Date and at all times thereafter, Genentech, Roche, and their Affiliates shall not directly or indirectly initiate or prosecute any Legal Proceeding anywhere in the world challenging or contesting the validity, enforceability, patentability, or allowability of any component of the PDL Patent Family or any of the claims therein, and none of their in-house attorneys or officers shall make any assertion to PDL challenging or contesting the validity, enforceability, patentability, or allowability of any component of the PDL Patent Family or any of the claims therein. The Parties acknowledge and agree, for the avoidance of doubt, (i) that the prohibitions contained

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in this Section 2.4(a) apply to PDL’s supplementary protection certificates (and applications therefor) addressed to Herceptin, Avastin, Xolair, Lucentis or any other GNE Licensed Product, or Licensed Product, in each country in which such supplementary protection certificates have issued or are pending, and (ii) that this Section 2.4(a) prohibits Genentech, Roche, and their Affiliates from directly or indirectly initiating or prosecuting any Legal Proceeding anywhere in the world challenging or contesting, and none of their in-house attorneys or officers shall make any assertion to PDL challenging or contesting (a) that those products infringe, are protected or covered by, or are specified in the claims of, their respective supplementary protection certificates (or applications therefor) or European Patent No. 0 451 216, or (b) that such supplementary protection certificates are enforceable, valid, or not void for any reason or that any applications for supplementary protection certificates based on European Patent No. 0 451 216 or any divisional patent relating thereto should be allowed or, if issued, would be valid and enforceable.

(b)    No Failure to Pay Royalties. Commencing on the Amendment Effective Date and at all times thereafter, Genentech, Roche, and their Affiliates shall not refuse to pay royalties to PDL on the express ground that (i) any component of the PDL Patent Family or any of the claims therein, including supplementary protection certificates included therein, is void, invalid, unenforceable, unpatentable, or unallowable, or (ii) any PDL License Agreement is void or unenforceable.

(c)    No Right to Terminate. Commencing on the Amendment Effective Date and at all times thereafter, Genentech, Roche, and their Affiliates shall not terminate or seek to modify a PDL License Agreement on the express ground that any component of the PDL Patent Family or any of the claims therein, including supplementary protection certificates included therein, is void, invalid, unenforceable, unpatentable, or unallowable.

(d)    No Assistance to Third Parties. Commencing on the Amendment Effective Date and at all times thereafter, Genentech, Roche, and their Affiliates shall not knowingly and intentionally assist or cause any Third Party to directly or indirectly initiate or prosecute any Legal Proceeding anywhere in the world challenging or contesting the validity, enforceability, patentability, or allowability of any component of the PDL Patent Family or any of the claims therein, including supplementary protection certificates included therein.

(e)    No Liability for Patent Prosecution, Third Party Conduct or Compliance with Laws. Nothing in Section 2.4 shall preclude Genentech, Roche, or their Affiliates from characterizing any aspect of any component within the PDL Patent Family (including without limitation one or more claims) in prosecuting their own patent applications or in litigation with a Third Party concerning a patent owned by Genentech, Roche, or their Affiliates or a Third Party patent. PDL acknowledges and agrees that Genentech, Roche, and their Affiliates cannot control, and thus Genentech, Roche, and their Affiliates shall not be held responsible or liable for, the actions of any Third Party that may decide, without assistance, encouragement, or inducement by Genentech, Roche,

4

or their Affiliates, to challenge the validity, enforceability, patentability, or allowability of any component of the PDL Patent Family and/or any claims therein. In the event Genentech, Roche, or their Affiliates (i) reasonably believes that it is required by law to provide documents and/or information to a Third Party in connection with any Legal Proceeding involving such Third Party or (ii) reasonably believes that it is required (and only to the extent it is so required) to provide technical, scientific or business documents and/or information (excluding Legal Materials (as such term is defined in the 2003 Settlement Agreement)) to any Third Party under a contract or other written agreement between Genentech, Roche, or their Affiliates and such Third Party signed prior to the Amendment Effective Date, Genentech’s, Roche’s, or their Affiliates’ provision of such documents and/or information under the circumstances set forth in such clauses (i) or (ii) of this sentence shall not constitute a breach of Section 2.4.

19.Section 2.5 of the 2003 Settlement Agreement is deleted in its entirety.

20.Section 2.6 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 2.6:

2.6    This 2003 Settlement Agreement shall be subject to (and hereby incorporates) Section 10.2 of the 2014 Settlement Agreement.

21.Section 2.7 of the 2003 Settlement Agreement is deleted in its entirety.

22.Section 4.2 of the 2003 Settlement Agreement is modified to reflect a Cure Period of thirty days, by replacing in Section 4.2 the text “ten (10) days” and with the text “thirty (30) days.”

23.The following new Section 4.2(j) is added to the 2003 Settlement Agreement:

(j)     In the event of an alleged breach by Genentech and Roche of Section 2.3 and/or 2.4 of this Agreement, PDL shall be entitled to seek a single recovery only against both Genentech and Roche under each of these Sections 4.2 (b), (c), (d), (e) and (h).  By way of example, but not limitation, if PDL alleges a breach of Section 2.3 and/or 2.4 by Genentech and Roche, it may seek (among other relief provided for in this Agreement and this Section 4.2) only a single enhanced royalty of * * * on each unit of Licensed Product referenced in Sections 4.2(b) and (c), not two royalties of * * * on each unit of Licensed Product referenced in those sections.  Similarly, and by way of further example, but not limitation, if PDL alleges a breach of Section 2.3 and/or 2.4 by Genentech and Roche, it may seek (among other relief provided for in this Agreement and this Section 4.2) only a single recovery against both Genentech and Roche jointly in the total amount of * * * under Section 4.2(e), and not against each of them individually in the amount of * * * for a total of * * *.

24.Section 5 of the 2003 Settlement Agreement is deleted in its entirety. The 2003 Settlement Agreement shall be subject to (and hereby incorporates) Section 7 of the 2014 Settlement Agreement.

5

25.Section 6.1 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 6.1:

6.1    This Settlement Agreement shall become effective on December 18, 2003, and shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA, except that the provisions of Sections 5, 7, and 8 shall survive the expiration of this Settlement Agreement.

26.The following new Section 6.2 is added to the 2003 Settlement Agreement:

6.2    Fixed Royalty Term and Fully Paid Up License.

(a)    The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under the 2014 Amended PLMA or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.

(b)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.

(c)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.

(d)    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, or any other GNE Licensed Product or Licensed Product (other than Lucentis) occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product.

6

27.Section 7.1 of the 2003 Settlement Agreement is deleted in its entirety.

28.Section 8.3 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 8.3:

8.3    Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to Roche:
F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
CH-4070
Basel, Switzerland
Attn: Legal Department
Fax: +41-61-688-1396

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

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If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

29.Section 8.6 of the 2003 Settlement Agreement is deleted in its entirety and is replaced with the following new Section 8.6:

8.6    This Agreement (as amended by this Amendment No. 1), the 2014 Settlement Agreement, the 2014 Amended PLMA, and the PDL License Agreements constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.

30.This Amendment No. 1 may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Amendment No. 1 shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.

31.On and after the Effective Date, each reference in the 2003 Settlement Agreement to “this Settlement Agreement,” “hereunder,” “hereof,” or words of like import referring to the 2003 Settlement Agreement, as well as references to the 2003 Settlement Agreement in other agreements between PDL and Genentech, shall mean and be a reference to the 2003 Settlement Agreement as amended by this Amendment No. 1.

32.Except as specifically amended above, the 2003 Settlement Agreement is and shall continue to be in full force and effect. In the event of any conflict between the terms of this Amendment No. 1, on the one hand, and the terms of the 2003 Settlement Agreement or the 2014 Settlement Agreement, on the other hand, the terms of this Amendment No. 1 shall govern.

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IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 through their duly authorized representatives as of the Effective Date.

PDL BioPharma, Inc.                Genentech, Inc.

By                             By

Title                             Title

F. Hoffmann-La Roche Ltd

By

Title

9

EXHIBIT C
Amendment No. 2 to the HER-2 PDL License Agreement

AMENDMENT NO. 2 TO THE HER-2 LICENSE AGREEMENT

This Amendment No. 2 to the HER-2 License Agreement (“Amendment No. 2”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”) and Genentech, Inc. (“Genentech” or “GNE”) (each, a “Party” and collectively, the “Parties”), and amends that certain PDL License Agreement directed to the antigen HER-2 dated November 3, 1998 (as amended on December 18, 2003), by and between PDL and Genentech (the “HER-2 License Agreement”).

Except as expressly provided herein, capitalized terms shall have the meanings set forth in the HER-2 License Agreement and references to Sections shall be deemed references to the HER-2 License Agreement.

WHEREAS, PDL and Genentech are Parties to the HER-2 License Agreement; and

WHEREAS, in connection with the Parties’ execution of that certain Confidential Settlement Agreement by and between PDL, Genentech, and F. Hoffmann La-Roche Ltd executed concurrently herewith (the “2014 Settlement Agreement”), the Parties deem it to be in their best interests and to their mutual advantage to amend the HER-2 License Agreement as set forth herein.

NOW THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.The Effective Date of this Amendment No. 2 shall be the effective date of the 2014 Settlement Agreement.

2.Section 1.01 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 1.01:
1.01    “Affiliate” shall mean any Entity that, on or after the Effective Date of Amendment No. 2 to this Agreement, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.01. With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.

3.The following Section 1.01.1 is added to the HER-2 License Agreement:
1.01.1    “Entity” shall mean a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally recognized form of organization. “Person” shall mean any natural person or Entity.

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4.The following Section 1.01.2 is added to the HER-2 License Agreement:
1.01.2    “Designee” shall mean an Affiliate, sublicensee, co-promoting party, or other Person employed by or under contract with Genentech to sell, or otherwise authorized by Genentech to sell a particular Licensed Product or GNE Licensed Product (or Licensed Products or GNE Licensed Products) for or on behalf of Genentech. A Person shall be a Designee only during such period of time that such Person meets the definition set forth in this Section 1.01.2. The Parties acknowledge and agree, for the avoidance of doubt, that each of Roche and Novartis Pharma AG shall be considered a Designee of Genentech (each with respect to certain Licensed Product(s) or GNE Licensed Product(s)) for purposes of this Agreement.
5.Section 1.08 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 1.08:
1.08    “Licensed Product” means an Antibody with respect to which GNE has either significant marketing rights or has done significant development (e.g., created, humanized or conducted preclinical or clinical development), the manufacture, import, use, offer to sell or sale of which would infringe, if not licensed under this Agreement, a Valid Claim. GNE agrees and stipulates, for the avoidance of doubt, that trastuzumab (Herceptin), pertuzumab (Perjeta), and ado-trastuzumab emtansine (Kadcyla) are Licensed Products.

6.Section 1.09 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 1.09:
1.09    “Net Sales” means the aggregate gross revenues, whether in cash or in kind, corresponding to the price actually invoiced for the sale or other transfer of Finished Products by GNE, and/or by an Affiliate and/or by a Designee of GNE to one or more Third Parties, less Five Percent (5%) to cover the following: (a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection, or return of items previously sold, (b) excise and sales taxes, or duties, imposed on and paid by GNE or by an Affiliate or Designee of GNE with respect to such sales (excluding income or franchise taxes of any kind), and (c) outer packing, freight and freight insurance costs. If GNE or any of its Affiliates or Designees receive non-cash consideration for any Finished Product sold or otherwise transferred to a Third Party, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall be included in the definition of Net Sales. Net Sales shall not include Finished Products provided for bona fide clinical trial, evaluation, research or development purposes.

Notwithstanding any other provision in this Agreement, the 2014 Settlement Agreement or any other agreement between the Parties, for purposes of calculating Net Sales, the term “aggregate gross revenues” in this Section 1.09 (i) specifically excludes Value Added Tax (VAT); and (ii) shall be calculated based on the price actually invoiced for the sale of Finished Products by GNE, its Affiliates, and its Designees; provided, however, in the event GNE or any of its Affiliates or Designees receive, in

2

part or whole, non-cash consideration for such sale, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall also be included in the calculation of aggregate gross revenues.
Net Sales for Bulk Products shall be calculated by multiplying the units of Finished Product to which such Bulk Product is reasonably anticipated to be converted by the established market price in the country of sale of the Finished Product on the date of sale of the Bulk Product. By way of example and without limitation, units of Finished Product may be measured in grams or doses, as appropriate.
The method of calculating Net Sales of materials in a form other than Finished Product or Bulk Product that can be converted into Finished Product shall be established by good faith discussion between PDL and GNE.
For the sake of clarity, no sale or transfer of Finished Product or Bulk Product by GNE or Roche to any of their Affiliates or Designees shall be included within Net Sales because such a sale or transfer is not a sale or transfer to a Third Party.

7.Section 1.10 of the HER-2 License Agreement is deleted in its entirety.
8.Section 1.11 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 1.11:
1.11    “PDL Licensed Patents” shall have the meaning set forth in Section 1.13 of the Amended and Restated Patent Licensing Master Agreement between PDL and Genentech, as amended by Amendment No. 1 thereto (the “2014 Amended PLMA”).
9.Section 1.12 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 1.12:
1.12    “Territory” means worldwide.
10.Section 1.13 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 1.13:
1.13     “Valid Claim” means (i) any claim in any PDL Licensed Patent, or (ii) any component of the PDL Licensed Patents (including supplementary protection certificates or applications therefor), which has neither expired nor been disclaimed.
11.The following Section 1.14 is added to the HER-2 License Agreement:
1.14    “Third Party” means any natural person or entity that is not Genentech or any of its Affiliates or Designees.
12.Section 2.05 of the HER-2 License Agreement is deleted in its entirety.
13.Section 3.03 of the HER-2 License Agreement is deleted in its entirety.

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14.Section 3.04 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 3.04:
3.04     Royalties to PDL. The royalties payable to PDL under this PDL License Agreement shall be as set forth in Section 4.1 of the 2014 Amended PLMA, except that in the event that GNE (i) breaches its obligations under Sections 2.3 or 2.4 of the Settlement Agreement by and between PDL and GNE dated December 18, 2003 (as amended) (“2003 Settlement Agreement”); and (ii) fails to cure such breaches as provided under Section 4.2 of the 2003 Settlement Agreement, then PDL, at its sole discretion, may invoke its rights under Article 4 of the 2003 Settlement Agreement.

3.04.1    Fixed Royalty Term and Fully Paid Up License.

(a)    The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under the 2014 Amended PLMA or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.

(b)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.

(c)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.

(d)    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, or any other GNE Licensed Product or Licensed Product (other than Lucentis) occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product.

15.Section 3.07 is deleted in its entirety and is replaced with the following new Section 3.07:
3.07    Currency Conversion. All amounts payable to PDL under this Agreement

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shall be payable in U.S. Dollars by wire transfer to a bank account designated by PDL. When calculating Net Sales in currencies other than U.S. dollars, Genentech, its Affiliates and Designees shall convert the amount of such sales into U.S. dollars using the foreign currency translation method actually used on a consistent basis in preparing its audited financial statements. (As of the Effective Date, Genentech uses the average year to date exchange rate as reported by Reuters.)
16.Section 3.08(a) of the HER-2 License Agreement is amended to delete the second-to-last sentence of the provision and replace it with the following:
These reports shall be certified by an officer of Genentech to the best of his or her knowledge after reasonable inquiry and shall state for each calendar quarter: (1) Net Sales of the Licensed Product in such quarter, (2) the amounts deducted pursuant to Section 1.09 of this Agreement in such quarter, and (3) the net royalty due to PDL thereon pursuant to this Article 3.
17.The following Section 3.09.1 is added to the HER-2 License Agreement:
3.09.1    Any inspection conducted pursuant to Section 3.09 shall be conducted according to the procedures set forth on Exhibit 1 hereto.

18.Section 7.01 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 7.01:

7.01    Term. Unless earlier terminated as provided in this Article 7, this Agreement shall come into force on November 3, 1998 and shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid up and royalty free.

19.Section 8.02 of the HER-2 License Agreement is amended to delete the phrase “Section 11.6 of the Master Agreement” and replace it with “Section 8.6 of the 2014 Amended PLMA.”

20.Section 8.04 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 8.04:

8.04    Notices. Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

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If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

21.Section 8.09 of the HER-2 License Agreement is deleted in its entirety and is replaced with the following new Section 8.09:

8.09    This Agreement (as amended by this Amendment No. 2), the 2014 Settlement Agreement, the 2014 Amended PLMA, and the 2003 Settlement Agreement (as amended) constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.

22.This Amendment No. 2 may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same

6

agreement, which shall be binding and effective on the Parties hereto. This Amendment No. 2 shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.

23.On and after the Effective Date, each reference in the HER-2 License Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the HER-2 License Agreement, as well as references to the HER-2 License Agreement in other agreements between PDL and Genentech, shall mean and be a reference to the HER-2 License Agreement as amended by this Amendment No. 2.

24.Except as specifically amended above, the HER-2 License Agreement is and shall continue to be in full force and effect. In the event of any conflict between the terms of this Amendment No. 2, on the one hand, and the terms of the HER-2 License Agreement or the 2014 Settlement Agreement, on the other hand, the terms of this Amendment No. 2 shall govern.

IN WITNESS WHEREOF, the Parties have executed this Amendment through their duly authorized representatives as of the Effective Date.

PDL BioPharma, Inc.                Genentech, Inc.

By                             By

Title                             Title

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EXHIBIT 1 to Amendment No. 2 to the HER-2 PDL License Agreement
Audit Protocol

Exhibit 1

Inspection Procedures
Any inspection of books and records conducted pursuant to Section 3.09 of the PDL License Agreements (“Audit”) shall be conducted in accordance with the procedures set forth below. To the extent Section 3.09 of any of the PDL License Agreements (“Section 3.09”) and the procedures specified in this Exhibit 1 are in conflict, this Exhibit 1 shall control.

1.	Time Period Subject to Audit; Time to Initiate Audit.
Net Sales subject to an Audit shall be limited to Net Sales occurring during the period from and including August 15, 2013 to and including December 31, 2015. Any Audit shall be initiated on or before June 30, 2016.

2.	Selection of Auditor.
PDL shall provide written notice to Genentech of its intention to conduct an Audit, including in such notice (i) a statement of what time period of Net Sales will be the subject of the Audit, and (ii) the name of an independent U.S. accounting firm (the “Auditor”) selected by PDL, subject to Genentech’s consent, which consent shall not be unreasonably withheld or delayed. The Auditor shall have substantial experience conducting royalty audits and knowledge of customary practices in conducting royalty audits.

3.	Scope of Audit.
Upon the commencement of the Audit, the Auditor shall propose in writing to Genentech all of the information that the Auditor believes at that time, in good faith and consistent with customary practice, to be reasonably required to conduct the Audit (the “Proposed Audit Plan”), i.e., information “showing the sales of Licensed Products in the Territory in sufficient detail to enable the royalties payable hereunder to be determined.” (Section 3.09). The Proposed Audit Plan shall also include a listing of all proposed interviews of Genentech personnel that the Auditor believes at that time, in good faith to be consistent with customary practice, to be reasonably required to conduct the Audit.

Within fourteen (14) days following Genentech’s receipt of the Proposed Audit Plan, or as soon thereafter as practicable, Genentech shall meet in person with the Auditor to discuss the Proposed Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of information or interview(s) included in the Proposed Audit Plan are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below. Upon resolution of all disputes concerning the Proposed Audit Plan (by Genentech and the Auditor, Genentech and PDL, and/or pursuant to Paragraph 6 below), the Proposed Audit Plan, amended as

1

necessary to be consistent with the resolution of those disputes, shall be deemed the “Final Audit Plan”.

During the course of the Audit, the Auditor may request additional information and/or interviews that are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, even if not part of the Final Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of additional information or interview(s) are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below.

4.	Production of Information.
The Auditor shall then provide written notice to Genentech of the “Final Audit Plan.” Genentech shall take commercially diligent efforts to provide the information and interview(s) specified in the Final Audit Plan to the Auditor within six (6) months of receipt of such written notice except in the event of (i) exceptional circumstances or (ii) requests for additional information or interview(s) made after adoption of the Final Audit Plan, in which of cases (i) or (ii) the parties, in consultation with the Auditor, shall agree upon a reasonable extension of time for Genentech to provide all of the information and interview(s). Genentech shall take commercially reasonable efforts to secure the cooperation of its Affiliates and Designees if required to obtain any items of information specified in the Final Audit Plan; provided, however, any such efforts are subject to Genentech’s contractual rights and obligations in relation to such Affiliates and Designees. Any Affiliate’s or Designee’s failure to provide information within the prescribed six (6) month period shall not constitute a breach of this paragraph 4.

5.	Limitations on Genentech’s Obligations.
For the sake of clarity, but without limitation, Genentech’s provision of information and/or interview(s) of personnel for purposes of the Audit is subject to Genentech’s records preservation obligations as set forth in Section 3.09 of the PDL License Agreements, Genentech’s contractual rights and obligations with regard to its Affiliates and Designees, and any and all applicable legal privileges.

6.	Resolution of Disputes Concerning Audit Data.
To facilitate the rapid resolution of disputes concerning whether certain information or interview(s) of personnel is sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, within fourteen (14) days of Genentech’s receipt of the Proposed Audit Plan, Genentech and PDL shall agree upon and jointly engage a neutral third party who shall be a mutually-agreed upon expert in royalty accounting from a “Big Four” accounting firm (“the Neutral Auditor”).

The role of the Neutral Auditor shall be limited to resolving whether certain information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary

2

practice, and reasonably required to conduct the Audit (including how to interpret the language “sought in good faith, consistent with customary practice, and reasonably required to conduct the Audit”). The Neutral Auditor’s resolution of such a dispute shall be binding, final and unappealable. The Neutral Auditor shall have authority only to resolve disputes concerning the scope of information and interviews of personnel to be provided to the Auditor. The Neutral Auditor shall have no authority to resolve any other issue or dispute, including but not limited to any dispute between Genentech and PDL relating to or involving (i) the interpretation of any provision, or portion thereof, of any PDL License Agreement, the 2014 Amended PLMA, the 2003 Settlement Agreement (as amended) or the 2014 Settlement Agreement; (ii) an alleged underpayment or overpayment of royalties; or (iii) any matter whatsoever other than the scope of information and interviews of personnel to be provided to the Auditor. In the event the Parties disagree regarding whether a particular issue or dispute is subject to resolution by the Neutral Auditor, such issue or dispute shall not be subject to resolution by the Neutral Auditor and instead shall be exclusively subject to the dispute resolution procedures set forth in Section 8.6 of the 2014 Amended PLMA. By way of example (but not limitation), if the Auditor requests information that may be reasonably required for the Audit based on PDL’s interpretation of a particular contract provision but that may not be reasonably required for the Audit based on Genentech’s interpretation of such contract provision, such dispute (regardless of whether it is characterized as a dispute about whether the information is reasonably required for the Audit and/or a dispute about the interpretation of the contract provision) shall not be subject to resolution by the Neutral Auditor, and must be resolved, if at all, pursuant to Section 8.6 of the 2014 Amended PLMA.

The procedure for resolution of disputes by the Neutral Auditor shall be determined in conjunction with the Neutral Auditor upon his/her engagement, but PDL and Genentech agree that (i) written submissions shall be permitted and shared between the Auditor, PDL and Genentech; (ii) each dispute referred to the Neutral Auditor shall be resolved no later than fourteen (14) days after such referral; and (iii) the standard to be applied by the Neutral Auditor is whether the information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary practice, and reasonably required for the Audit.

PDL and Genentech agree that any and all materials and information and communications generated during and in relation to the resolution of any dispute by the Neutral Auditor, (including but not limited to, Party submissions to the Neutral Auditor, statements, findings, or determinations by the Neutral Auditor, correspondence between the Parties, correspondence between PDL or Genentech and the Auditor) in any form whatsoever, shall be inadmissible in any arbitration proceeding pursuant to Section 8.6 of the 2014 Amended PLMA or any other legal proceeding between PDL and Genentech. All fees and costs incurred by the Neutral Auditor shall be shared equally by PDL and Genentech.

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EXHIBIT D
Amendment No. 1 to the VEGF PDL License Agreement

AMENDMENT NO. 1 TO THE VEGF LICENSE AGREEMENT
This Amendment No. 1 to the VEGF License Agreement (“Amendment No. 1”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”) and Genentech, Inc. (“Genentech” or “GNE”) (each, a “Party” and collectively, the “Parties”), and amends that certain PDL License Agreement directed to the antigen VEGF dated March 5, 2004, by and between PDL and Genentech (the “VEGF License Agreement”).
Except as expressly provided herein, capitalized terms shall have the meanings set forth in the VEGF License Agreement and references to Sections shall be deemed references to the VEGF License Agreement.
WHEREAS, PDL and Genentech are Parties to the VEGF License Agreement; and
WHEREAS, in connection with the Parties’ execution of that certain Confidential Settlement Agreement by and between PDL, Genentech, and F. Hoffmann La-Roche Ltd executed concurrently herewith (the “2014 Settlement Agreement”), the Parties deem it to be in their best interests and to their mutual advantage to amend the VEGF License Agreement as set forth herein.
NOW THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:
1.    The Effective Date of this Amendment No. 1 shall be the effective date of the 2014 Settlement Agreement.
2.    Section 1.01 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 1.01:
1.01    “Affiliate” shall mean any Entity that, on or after the Effective Date of Amendment No. 1 to this Agreement, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.01. With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.
3.    The following Section 1.01.1 is added to the VEGF License Agreement:
1.01.1    “Entity” shall mean a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally recognized form of organization. “Person” shall mean any natural person or Entity.
4.    The following Section 1.01.2 is added to the VEGF License Agreement:

1

1.01.2    “Designee” shall mean an Affiliate, sublicensee, co-promoting party, or other Person employed by or under contract with Genentech to sell, or otherwise authorized by Genentech to sell a particular Licensed Product or GNE Licensed Product (or Licensed Products or GNE Licensed Products) for or on behalf of Genentech. A Person shall be a Designee only during such period of time that such Person meets the definition set forth in this Section 1.01.2. The Parties acknowledge and agree, for the avoidance of doubt, that each of Roche and Novartis Pharma AG shall be considered a Designee of Genentech (each with respect to certain Licensed Product(s) or GNE Licensed Product(s)) for purposes of this Agreement.
5.    Section 1.08 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 1.08:
1.08    “Licensed Product” means an Antibody with respect to which GNE has either significant marketing rights or has done significant development (e.g., created, humanized or conducted preclinical or clinical development), the manufacture, import, use, offer to sell or sale of which would infringe, if not licensed under this Agreement, a Valid Claim. GNE agrees and stipulates, for the avoidance of doubt, that bevacizumab (Avastin) and ranibizumab (Lucentis) are Licensed Products.
6.    Section 1.09 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 1.09:
1.09    “Net Sales” means the aggregate gross revenues, whether in cash or in kind, corresponding to the price actually invoiced for the sale or other transfer of Finished Products by GNE, and/or by an Affiliate and/or by a Designee of GNE to one or more Third Parties, less Five Percent (5%) to cover the following: (a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection, or return of items previously sold, (b) excise and sales taxes, or duties, imposed on and paid by GNE or by an Affiliate or Designee of GNE with respect to such sales (excluding income or franchise taxes of any kind), and (c) outer packing, freight and freight insurance costs. If GNE or any of its Affiliates or Designees receive non-cash consideration for any Finished Product sold or otherwise transferred to a Third Party, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall be included in the definition of Net Sales. Net Sales shall not include Finished Products provided for bona fide clinical trial, evaluation, research or development purposes.
Notwithstanding any other provision in this Agreement, the 2014 Settlement Agreement or any other agreement between the Parties, for purposes of calculating Net Sales, the term “aggregate gross revenues” in this Section 1.09 (i) specifically excludes Value Added Tax (VAT); and (ii) shall be calculated based on the price actually invoiced for the sale of Finished Products by GNE, its Affiliates, and its Designees; provided, however, in the event GNE or any of its Affiliates or Designees receive, in part or whole, non-cash consideration for such sale, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall also be included in the calculation of aggregate gross revenues.

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Net Sales for Bulk Products shall be calculated by multiplying the units of Finished Product to which such Bulk Product is reasonably anticipated to be converted by the established market price in the country of sale of the Finished Product on the date of sale of the Bulk Product. By way of example and without limitation, units of Finished Product may be measured in grams or doses, as appropriate.
The method of calculating Net Sales of materials in a form other than Finished Product or Bulk Product that can be converted into Finished Product shall be established by good faith discussion between PDL and GNE.
For the sake of clarity, no sale or transfer of Finished Product or Bulk Product by GNE or Roche to any of their Affiliates or Designees shall be included within Net Sales because such a sale or transfer is not a sale or transfer to a Third Party.
7.    Section 1.10 of the VEGF License Agreement is deleted in its entirety.
8.    Section 1.11 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 1.11:
1.11    “PDL Licensed Patents” shall have the meaning set forth in Section 1.13 of the Amended and Restated Patent Licensing Master Agreement between PDL and Genentech, as amended by Amendment No. 1 thereto (the “2014 Amended PLMA”).
9.    Section 1.12 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 1.12:
1.12    “Territory” means worldwide.
10.    Section 1.13 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 1.13:
1.13     “Valid Claim” means (i) any claim in any PDL Licensed Patent, or (ii) any component of the PDL Licensed Patents (including supplementary protection certificates or applications therefor), which has neither expired nor been disclaimed.
11.    The following Section 1.14 is added to the VEGF License Agreement:
1.14    “Third Party” means any natural person or entity that is not Genentech or any of its Affiliates or Designees.
12.    Section 2.05 of the VEGF License Agreement is deleted in its entirety.
13.    Section 3.03 of the VEGF License Agreement is deleted in its entirety.
14.    Section 3.04 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 3.04:
3.04     Royalties to PDL. The royalties payable to PDL under this PDL License Agreement shall be as set forth in Section 4.1 of the 2014 Amended PLMA, except that

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in the event that GNE (i) breaches its obligations under Sections 2.3 or 2.4 of the Settlement Agreement by and between PDL and GNE dated December 18, 2003 (as amended) (“2003 Settlement Agreement”); and (ii) fails to cure such breaches as provided under Section 4.2 of the 2003 Settlement Agreement, then PDL, at its sole discretion, may invoke its rights under Article 4 of the 2003 Settlement Agreement.
3.04.1    Fixed Royalty Term and Fully Paid Up License.
(a)    The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under the 2014 Amended PLMA or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.
(b)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.
(c)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.
(d)    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, or any other GNE Licensed Product or Licensed Product (other than Lucentis) occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product.
15.    Section 3.07 is deleted in its entirety and is replaced with the following new Section 3.07:
3.07    Currency Conversion. All amounts payable to PDL under this Agreement shall be payable in U.S. Dollars by wire transfer to a bank account designated by PDL. When calculating Net Sales in currencies other than U.S. dollars, Genentech, its Affiliates and Designees shall convert the amount of such sales into U.S. dollars using the foreign currency translation method actually used on a consistent basis in preparing

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its audited financial statements. (As of the Effective Date, Genentech uses the average year to date exchange rate as reported by Reuters.)
16.    Section 3.08(a) of the VEGF License Agreement is amended to delete the second-to-last sentence of the provision and replace it with the following:
These reports shall be certified by an officer of Genentech to the best of his or her knowledge after reasonable inquiry and shall state for each calendar quarter: (1) Net Sales of the Licensed Product in such quarter, (2) the amounts deducted pursuant to Section 1.09 of this Agreement in such quarter, and (3) the net royalty due to PDL thereon pursuant to this Article 3.
17.    The following Section 3.09.1 is added to the VEGF License Agreement:
3.09.1    Any inspection conducted pursuant to Section 3.09 shall be conducted according to the procedures set forth on Exhibit 1 hereto.
18.    Section 7.01 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 7.01:
7.01    Term. Unless earlier terminated as provided in this Article 7, this Agreement shall come into force on March 5, 2004 and shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid up and royalty free.

19.    Section 8.02 of the VEGF License Agreement is amended to delete the phrase “Section 11.6 of the Master Agreement” and replace it with “Section 8.6 of the 2014 Amended PLMA.”
20.    Section 8.04 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 8.04:
8.04    Notices. Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

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If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

21.    Section 8.09 of the VEGF License Agreement is deleted in its entirety and is replaced with the following new Section 8.09:
8.09    This Agreement (as amended by this Amendment No. 1), the 2014 Settlement Agreement, the 2014 Amended PLMA, and the 2003 Settlement Agreement (as amended) constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.
22.    This Amendment No. 1 may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Amendment No. 1 shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.
23.    On and after the Effective Date, each reference in the VEGF License Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the VEGF License Agreement, as well as references to the VEGF License Agreement in other agreements between PDL

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and Genentech, shall mean and be a reference to the VEGF License Agreement as amended by this Amendment No. 1.
24.    Except as specifically amended above, the VEGF License Agreement is and shall continue to be in full force and effect. In the event of any conflict between the terms of this Amendment No. 1, on the one hand, and the terms of the VEGF License Agreement or the 2014 Settlement Agreement, on the other hand, the terms of this Amendment No. 1 shall govern.
IN WITNESS WHEREOF, the Parties have executed this Amendment through their duly authorized representatives as of the Effective Date.
PDL BioPharma, Inc.                Genentech, Inc.
By                             By
Title                             Title

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EXHIBIT 1 to Amendment No. 1 to the VEGF PDL License Agreement
Audit Protocol

Exhibit 1

Inspection Procedures
Any inspection of books and records conducted pursuant to Section 3.09 of the PDL License Agreements (“Audit”) shall be conducted in accordance with the procedures set forth below. To the extent Section 3.09 of any of the PDL License Agreements (“Section 3.09”) and the procedures specified in this Exhibit 1 are in conflict, this Exhibit 1 shall control.

1.	Time Period Subject to Audit; Time to Initiate Audit.
Net Sales subject to an Audit shall be limited to Net Sales occurring during the period from and including August 15, 2013 to and including December 31, 2015. Any Audit shall be initiated on or before June 30, 2016.

2.	Selection of Auditor.
PDL shall provide written notice to Genentech of its intention to conduct an Audit, including in such notice (i) a statement of what time period of Net Sales will be the subject of the Audit, and (ii) the name of an independent U.S. accounting firm (the “Auditor”) selected by PDL, subject to Genentech’s consent, which consent shall not be unreasonably withheld or delayed. The Auditor shall have substantial experience conducting royalty audits and knowledge of customary practices in conducting royalty audits.

3.	Scope of Audit.
Upon the commencement of the Audit, the Auditor shall propose in writing to Genentech all of the information that the Auditor believes at that time, in good faith and consistent with customary practice, to be reasonably required to conduct the Audit (the “Proposed Audit Plan”), i.e., information “showing the sales of Licensed Products in the Territory in sufficient detail to enable the royalties payable hereunder to be determined.” (Section 3.09). The Proposed Audit Plan shall also include a listing of all proposed interviews of Genentech personnel that the Auditor believes at that time, in good faith to be consistent with customary practice, to be reasonably required to conduct the Audit.

Within fourteen (14) days following Genentech’s receipt of the Proposed Audit Plan, or as soon thereafter as practicable, Genentech shall meet in person with the Auditor to discuss the Proposed Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of information or interview(s) included in the Proposed Audit Plan are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below. Upon resolution of all disputes concerning the Proposed Audit Plan (by Genentech and the Auditor, Genentech and PDL, and/or pursuant to Paragraph 6 below), the Proposed Audit Plan, amended as

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necessary to be consistent with the resolution of those disputes, shall be deemed the “Final Audit Plan”.

During the course of the Audit, the Auditor may request additional information and/or interviews that are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, even if not part of the Final Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of additional information or interview(s) are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below.

4.	Production of Information.
The Auditor shall then provide written notice to Genentech of the “Final Audit Plan.” Genentech shall take commercially diligent efforts to provide the information and interview(s) specified in the Final Audit Plan to the Auditor within six (6) months of receipt of such written notice except in the event of (i) exceptional circumstances or (ii) requests for additional information or interview(s) made after adoption of the Final Audit Plan, in which of cases (i) or (ii) the parties, in consultation with the Auditor, shall agree upon a reasonable extension of time for Genentech to provide all of the information and interview(s). Genentech shall take commercially reasonable efforts to secure the cooperation of its Affiliates and Designees if required to obtain any items of information specified in the Final Audit Plan; provided, however, any such efforts are subject to Genentech’s contractual rights and obligations in relation to such Affiliates and Designees. Any Affiliate’s or Designee’s failure to provide information within the prescribed six (6) month period shall not constitute a breach of this paragraph 4.

5.	Limitations on Genentech’s Obligations.
For the sake of clarity, but without limitation, Genentech’s provision of information and/or interview(s) of personnel for purposes of the Audit is subject to Genentech’s records preservation obligations as set forth in Section 3.09 of the PDL License Agreements, Genentech’s contractual rights and obligations with regard to its Affiliates and Designees, and any and all applicable legal privileges.

6.	Resolution of Disputes Concerning Audit Data.
To facilitate the rapid resolution of disputes concerning whether certain information or interview(s) of personnel is sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, within fourteen (14) days of Genentech’s receipt of the Proposed Audit Plan, Genentech and PDL shall agree upon and jointly engage a neutral third party who shall be a mutually-agreed upon expert in royalty accounting from a “Big Four” accounting firm (“the Neutral Auditor”).

The role of the Neutral Auditor shall be limited to resolving whether certain information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary

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practice, and reasonably required to conduct the Audit (including how to interpret the language “sought in good faith, consistent with customary practice, and reasonably required to conduct the Audit”). The Neutral Auditor’s resolution of such a dispute shall be binding, final and unappealable. The Neutral Auditor shall have authority only to resolve disputes concerning the scope of information and interviews of personnel to be provided to the Auditor. The Neutral Auditor shall have no authority to resolve any other issue or dispute, including but not limited to any dispute between Genentech and PDL relating to or involving (i) the interpretation of any provision, or portion thereof, of any PDL License Agreement, the 2014 Amended PLMA, the 2003 Settlement Agreement (as amended) or the 2014 Settlement Agreement; (ii) an alleged underpayment or overpayment of royalties; or (iii) any matter whatsoever other than the scope of information and interviews of personnel to be provided to the Auditor. In the event the Parties disagree regarding whether a particular issue or dispute is subject to resolution by the Neutral Auditor, such issue or dispute shall not be subject to resolution by the Neutral Auditor and instead shall be exclusively subject to the dispute resolution procedures set forth in Section 8.6 of the 2014 Amended PLMA. By way of example (but not limitation), if the Auditor requests information that may be reasonably required for the Audit based on PDL’s interpretation of a particular contract provision but that may not be reasonably required for the Audit based on Genentech’s interpretation of such contract provision, such dispute (regardless of whether it is characterized as a dispute about whether the information is reasonably required for the Audit and/or a dispute about the interpretation of the contract provision) shall not be subject to resolution by the Neutral Auditor, and must be resolved, if at all, pursuant to Section 8.6 of the 2014 Amended PLMA.

The procedure for resolution of disputes by the Neutral Auditor shall be determined in conjunction with the Neutral Auditor upon his/her engagement, but PDL and Genentech agree that (i) written submissions shall be permitted and shared between the Auditor, PDL and Genentech; (ii) each dispute referred to the Neutral Auditor shall be resolved no later than fourteen (14) days after such referral; and (iii) the standard to be applied by the Neutral Auditor is whether the information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary practice, and reasonably required for the Audit.

PDL and Genentech agree that any and all materials and information and communications generated during and in relation to the resolution of any dispute by the Neutral Auditor, (including but not limited to, Party submissions to the Neutral Auditor, statements, findings, or determinations by the Neutral Auditor, correspondence between the Parties, correspondence between PDL or Genentech and the Auditor) in any form whatsoever, shall be inadmissible in any arbitration proceeding pursuant to Section 8.6 of the 2014 Amended PLMA or any other legal proceeding between PDL and Genentech. All fees and costs incurred by the Neutral Auditor shall be shared equally by PDL and Genentech.

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EXHIBIT E
Amendment No. 1 to the IgE PDL License Agreement

AMENDMENT NO. 1 TO THE IgE LICENSE AGREEMENT
This Amendment No. 1 to the IgE License Agreement (“Amendment No. 1”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”) and Genentech, Inc. (“Genentech” or “GNE”) (each, a “Party” and collectively, the “Parties”), and amends that certain PDL License Agreement directed to the antigen IgE dated December 18, 2003, by and between PDL and Genentech (the “IgE License Agreement”).
Except as expressly provided herein, capitalized terms shall have the meanings set forth in the IgE License Agreement and references to Sections shall be deemed references to the IgE License Agreement.
WHEREAS, PDL and Genentech are Parties to the IgE License Agreement; and
WHEREAS, in connection with the Parties’ execution of that certain Confidential Settlement Agreement by and between PDL, Genentech, and F. Hoffmann La-Roche Ltd executed concurrently herewith (the “2014 Settlement Agreement”), the Parties deem it to be in their best interests and to their mutual advantage to amend the IgE License Agreement as set forth herein.
NOW THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:
1.    The Effective Date of this Amendment No. 1 shall be the effective date of the 2014 Settlement Agreement.
2.    Section 1.01 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 1.01:
1.01    “Affiliate” shall mean any Entity that, on or after the Effective Date of Amendment No. 1 to this Agreement, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.01. With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.
3.    The following Section 1.01.1 is added to the IgE License Agreement:
1.01.1    “Entity” shall mean a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally recognized form of organization. “Person” shall mean any natural person or Entity.
4.    The following Section 1.01.2 is added to the IgE License Agreement:

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1.01.2    “Designee” shall mean an Affiliate, sublicensee, co-promoting party, or other Person employed by or under contract with Genentech to sell, or otherwise authorized by Genentech to sell a particular Licensed Product or GNE Licensed Product (or Licensed Products or GNE Licensed Products) for or on behalf of Genentech. A Person shall be a Designee only during such period of time that such Person meets the definition set forth in this Section 1.01.2. The Parties acknowledge and agree, for the avoidance of doubt, that each of Roche and Novartis Pharma AG shall be considered a Designee of Genentech (each with respect to certain Licensed Product(s) or GNE Licensed Product(s)) for purposes of this Agreement.
5.    Section 1.08 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 1.08:
1.08    “Licensed Product” means an Antibody with respect to which GNE has either significant marketing rights or has done significant development (e.g., created, humanized or conducted preclinical or clinical development), the manufacture, import, use, offer to sell or sale of which would infringe, if not licensed under this Agreement, a Valid Claim. GNE agrees and stipulates, for the avoidance of doubt, that omalizumab (Xolair) is a Licensed Product.
6.    Section 1.09 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 1.09:
1.09    “Net Sales” means the aggregate gross revenues, whether in cash or in kind, corresponding to the price actually invoiced for the sale or other transfer of Finished Products by GNE, and/or by an Affiliate and/or by a Designee of GNE to one or more Third Parties, less Five Percent (5%) to cover the following: (a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection, or return of items previously sold, (b) excise and sales taxes, or duties, imposed on and paid by GNE or by an Affiliate or Designee of GNE with respect to such sales (excluding income or franchise taxes of any kind), and (c) outer packing, freight and freight insurance costs. If GNE or any of its Affiliates or Designees receive non-cash consideration for any Finished Product sold or otherwise transferred to a Third Party, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall be included in the definition of Net Sales. Net Sales shall not include Finished Products provided for bona fide clinical trial, evaluation, research or development purposes.
Notwithstanding any other provision in this Agreement, the 2014 Settlement Agreement or any other agreement between the Parties, for purposes of calculating Net Sales, the term “aggregate gross revenues” in this Section 1.09 (i) specifically excludes Value Added Tax (VAT); and (ii) shall be calculated based on the price actually invoiced for the sale of Finished Products by GNE, its Affiliates, and its Designees; provided, however, in the event GNE or any of its Affiliates or Designees receive, in part or whole, non-cash consideration for such sale, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall also be included in the calculation of aggregate gross revenues.

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Net Sales for Bulk Products shall be calculated by multiplying the units of Finished Product to which such Bulk Product is reasonably anticipated to be converted by the established market price in the country of sale of the Finished Product on the date of sale of the Bulk Product. By way of example and without limitation, units of Finished Product may be measured in grams or doses, as appropriate.
The method of calculating Net Sales of materials in a form other than Finished Product or Bulk Product that can be converted into Finished Product shall be established by good faith discussion between PDL and GNE.
For the sake of clarity, no sale or transfer of Finished Product or Bulk Product by GNE or Roche to any of their Affiliates or Designees shall be included within Net Sales because such a sale or transfer is not a sale or transfer to a Third Party.
7.    Section 1.10 of the IgE License Agreement is deleted in its entirety.
8.    Section 1.11 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 1.11:
1.11    “PDL Licensed Patents” shall have the meaning set forth in Section 1.13 of the Amended and Restated Patent Licensing Master Agreement between PDL and Genentech, as amended by Amendment No. 1 thereto (the “2014 Amended PLMA”).
9.    Section 1.12 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 1.12:
1.12    “Territory” means worldwide.
10.    Section 1.13 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 1.13:
1.13     “Valid Claim” means (i) any claim in any PDL Licensed Patent, or (ii) any component of the PDL Licensed Patents (including supplementary protection certificates or applications therefor), which has neither expired nor been disclaimed.
11.    The following Section 1.14 is added to the IgE License Agreement:
1.14    “Third Party” means any natural person or entity that is not Genentech or any of its Affiliates or Designees.
12.    Section 2.05 of the IgE License Agreement is deleted in its entirety.
13.    Section 3.03 of the IgE License Agreement is deleted in its entirety.
14.    Section 3.04 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 3.04:
3.04     Royalties to PDL. The royalties payable to PDL under this PDL License Agreement shall be as set forth in Section 4.1 of the 2014 Amended PLMA, except that

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in the event that GNE (i) breaches its obligations under Sections 2.3 or 2.4 of the Settlement Agreement by and between PDL and GNE dated December 18, 2003 (as amended) (“2003 Settlement Agreement”); and (ii) fails to cure such breaches as provided under Section 4.2 of the 2003 Settlement Agreement, then PDL, at its sole discretion, may invoke its rights under Article 4 of the 2003 Settlement Agreement.
3.04.1    Fixed Royalty Term and Fully Paid Up License.
(a)    The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under the 2014 Amended PLMA or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.
(b)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.
(c)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.
(d)    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, or any other GNE Licensed Product or Licensed Product (other than Lucentis) occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla and any other GNE Licensed Product or Licensed Product.
15.    Section 3.07 is deleted in its entirety and is replaced with the following new Section 3.07:
3.07    Currency Conversion. All amounts payable to PDL under this Agreement shall be payable in U.S. Dollars by wire transfer to a bank account designated by PDL. When calculating Net Sales in currencies other than U.S. dollars, Genentech, its Affiliates and Designees shall convert the amount of such sales into U.S. dollars using the foreign currency translation method actually used on a consistent basis in preparing

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its audited financial statements. (As of the Effective Date, Genentech uses the average year to date exchange rate as reported by Reuters.)
16.    Section 3.08(a) of the IgE License Agreement is amended to delete the second-to-last sentence of the provision and replace it with the following:
These reports shall be certified by an officer of Genentech to the best of his or her knowledge after reasonable inquiry and shall state for each calendar quarter: (1) Net Sales of the Licensed Product in such quarter, (2) the amounts deducted pursuant to Section 1.09 of this Agreement in such quarter, and (3) the net royalty due to PDL thereon pursuant to this Article 3.
17.    The following Section 3.09.1 is added to the IgE License Agreement:
3.09.1    Any inspection conducted pursuant to Section 3.09 shall be conducted according to the procedures set forth on Exhibit 1 hereto.
18.    Section 7.01 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 7.01:
7.01    Term. Unless earlier terminated as provided in this Article 7, this Agreement shall come into force on December 18, 2003 and shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid up and royalty free.

19.    Section 8.02 of the IgE License Agreement is amended to delete the phrase “Section 11.6 of the Master Agreement” and replace it with “Section 8.6 of the 2014 Amended PLMA.”
20.    Section 8.04 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 8.04:
8.04    Notices. Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

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If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

21.    Section 8.09 of the IgE License Agreement is deleted in its entirety and is replaced with the following new Section 8.09:
8.09    This Agreement (as amended by this Amendment No. 1), the 2014 Settlement Agreement, the 2014 Amended PLMA, and the 2003 Settlement Agreement (as amended) constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.
22.    This Amendment No. 1 may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Amendment No. 1 shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.
23.    On and after the Effective Date, each reference in the IgE License Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the IgE License Agreement, as well as references to the IgE License Agreement in other agreements between PDL and Genentech, shall mean and be a reference to the IgE License Agreement as amended by this Amendment No. 1.

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24.    Except as specifically amended above, the IgE License Agreement is and shall continue to be in full force and effect. In the event of any conflict between the terms of this Amendment No. 1, on the one hand, and the terms of the IgE License Agreement or the 2014 Settlement Agreement, on the other hand, the terms of this Amendment No. 1 shall govern.
IN WITNESS WHEREOF, the Parties have executed this Amendment through their duly authorized representatives as of the Effective Date.
PDL BioPharma, Inc.                Genentech, Inc.
By                             By
Title                             Title

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EXHIBIT 1 to Amendment No. 1 to the IgE PDL License Agreement
Audit Protocol

Exhibit 1

Inspection Procedures
Any inspection of books and records conducted pursuant to Section 3.09 of the PDL License Agreements (“Audit”) shall be conducted in accordance with the procedures set forth below. To the extent Section 3.09 of any of the PDL License Agreements (“Section 3.09”) and the procedures specified in this Exhibit 1 are in conflict, this Exhibit 1 shall control.

1.	Time Period Subject to Audit; Time to Initiate Audit.
Net Sales subject to an Audit shall be limited to Net Sales occurring during the period from and including August 15, 2013 to and including December 31, 2015. Any Audit shall be initiated on or before June 30, 2016.

2.	Selection of Auditor.
PDL shall provide written notice to Genentech of its intention to conduct an Audit, including in such notice (i) a statement of what time period of Net Sales will be the subject of the Audit, and (ii) the name of an independent U.S. accounting firm (the “Auditor”) selected by PDL, subject to Genentech’s consent, which consent shall not be unreasonably withheld or delayed. The Auditor shall have substantial experience conducting royalty audits and knowledge of customary practices in conducting royalty audits.

3.	Scope of Audit.
Upon the commencement of the Audit, the Auditor shall propose in writing to Genentech all of the information that the Auditor believes at that time, in good faith and consistent with customary practice, to be reasonably required to conduct the Audit (the “Proposed Audit Plan”), i.e., information “showing the sales of Licensed Products in the Territory in sufficient detail to enable the royalties payable hereunder to be determined.” (Section 3.09). The Proposed Audit Plan shall also include a listing of all proposed interviews of Genentech personnel that the Auditor believes at that time, in good faith to be consistent with customary practice, to be reasonably required to conduct the Audit.

Within fourteen (14) days following Genentech’s receipt of the Proposed Audit Plan, or as soon thereafter as practicable, Genentech shall meet in person with the Auditor to discuss the Proposed Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of information or interview(s) included in the Proposed Audit Plan are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below. Upon resolution of all disputes concerning the Proposed Audit Plan (by Genentech and the Auditor, Genentech and PDL, and/or pursuant to Paragraph 6 below), the Proposed Audit Plan, amended as

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necessary to be consistent with the resolution of those disputes, shall be deemed the “Final Audit Plan”.

During the course of the Audit, the Auditor may request additional information and/or interviews that are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, even if not part of the Final Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of additional information or interview(s) are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below.

4.	Production of Information.
The Auditor shall then provide written notice to Genentech of the “Final Audit Plan.” Genentech shall take commercially diligent efforts to provide the information and interview(s) specified in the Final Audit Plan to the Auditor within six (6) months of receipt of such written notice except in the event of (i) exceptional circumstances or (ii) requests for additional information or interview(s) made after adoption of the Final Audit Plan, in which of cases (i) or (ii) the parties, in consultation with the Auditor, shall agree upon a reasonable extension of time for Genentech to provide all of the information and interview(s). Genentech shall take commercially reasonable efforts to secure the cooperation of its Affiliates and Designees if required to obtain any items of information specified in the Final Audit Plan; provided, however, any such efforts are subject to Genentech’s contractual rights and obligations in relation to such Affiliates and Designees. Any Affiliate’s or Designee’s failure to provide information within the prescribed six (6) month period shall not constitute a breach of this paragraph 4.

5.	Limitations on Genentech’s Obligations.
For the sake of clarity, but without limitation, Genentech’s provision of information and/or interview(s) of personnel for purposes of the Audit is subject to Genentech’s records preservation obligations as set forth in Section 3.09 of the PDL License Agreements, Genentech’s contractual rights and obligations with regard to its Affiliates and Designees, and any and all applicable legal privileges.

6.	Resolution of Disputes Concerning Audit Data.
To facilitate the rapid resolution of disputes concerning whether certain information or interview(s) of personnel is sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, within fourteen (14) days of Genentech’s receipt of the Proposed Audit Plan, Genentech and PDL shall agree upon and jointly engage a neutral third party who shall be a mutually-agreed upon expert in royalty accounting from a “Big Four” accounting firm (“the Neutral Auditor”).

The role of the Neutral Auditor shall be limited to resolving whether certain information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary

2

practice, and reasonably required to conduct the Audit (including how to interpret the language “sought in good faith, consistent with customary practice, and reasonably required to conduct the Audit”). The Neutral Auditor’s resolution of such a dispute shall be binding, final and unappealable. The Neutral Auditor shall have authority only to resolve disputes concerning the scope of information and interviews of personnel to be provided to the Auditor. The Neutral Auditor shall have no authority to resolve any other issue or dispute, including but not limited to any dispute between Genentech and PDL relating to or involving (i) the interpretation of any provision, or portion thereof, of any PDL License Agreement, the 2014 Amended PLMA, the 2003 Settlement Agreement (as amended) or the 2014 Settlement Agreement; (ii) an alleged underpayment or overpayment of royalties; or (iii) any matter whatsoever other than the scope of information and interviews of personnel to be provided to the Auditor. In the event the Parties disagree regarding whether a particular issue or dispute is subject to resolution by the Neutral Auditor, such issue or dispute shall not be subject to resolution by the Neutral Auditor and instead shall be exclusively subject to the dispute resolution procedures set forth in Section 8.6 of the 2014 Amended PLMA. By way of example (but not limitation), if the Auditor requests information that may be reasonably required for the Audit based on PDL’s interpretation of a particular contract provision but that may not be reasonably required for the Audit based on Genentech’s interpretation of such contract provision, such dispute (regardless of whether it is characterized as a dispute about whether the information is reasonably required for the Audit and/or a dispute about the interpretation of the contract provision) shall not be subject to resolution by the Neutral Auditor, and must be resolved, if at all, pursuant to Section 8.6 of the 2014 Amended PLMA.

The procedure for resolution of disputes by the Neutral Auditor shall be determined in conjunction with the Neutral Auditor upon his/her engagement, but PDL and Genentech agree that (i) written submissions shall be permitted and shared between the Auditor, PDL and Genentech; (ii) each dispute referred to the Neutral Auditor shall be resolved no later than fourteen (14) days after such referral; and (iii) the standard to be applied by the Neutral Auditor is whether the information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary practice, and reasonably required for the Audit.

PDL and Genentech agree that any and all materials and information and communications generated during and in relation to the resolution of any dispute by the Neutral Auditor, (including but not limited to, Party submissions to the Neutral Auditor, statements, findings, or determinations by the Neutral Auditor, correspondence between the Parties, correspondence between PDL or Genentech and the Auditor) in any form whatsoever, shall be inadmissible in any arbitration proceeding pursuant to Section 8.6 of the 2014 Amended PLMA or any other legal proceeding `between PDL and Genentech. All fees and costs incurred by the Neutral Auditor shall be shared equally by PDL and Genentech.

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EXHIBIT F
Amendment No. 1 to Form PDL License Agreement

AMENDMENT NO. 1 TO THE FORM OF PDL LICENSE AGREEMENT

This Amendment No. 1 to Exhibit A of the Amended and Restated Patent Licensing Master Agreement (Queen Patents) (“Amendment No. 1”) is entered into as of the Effective Date by and between PDL BioPharma, Inc. (“PDL”) and Genentech, Inc. (“Genentech” or “GNE”) (each, a “Party” and collectively, the “Parties”), and amends that Form of PDL License Agreement (the “Form of License Agreement”).

Except as expressly provided herein, capitalized terms shall have the meanings set forth in the Form of License Agreement and references to Sections shall be deemed references to the Form of License Agreement.

WHEREAS, PDL and Genentech are Parties to the 2014 Amended PLMA (as defined below); and

WHEREAS, in connection with the Parties’ execution of that certain Confidential Settlement Agreement by and between PDL, Genentech, and F. Hoffmann La-Roche Ltd executed concurrently herewith (the “2014 Settlement Agreement”), the Parties deem it to be in their best interests and to their mutual advantage to amend the Form of License Agreement as set forth herein.

NOW THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.The Effective Date of this Amendment No. 1 shall be the effective date of the 2014 Settlement Agreement.
2.Section 1.01 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.01:
1.01    “Affiliate” shall mean any Entity that, on or after the Effective Date of Amendment No. 1 to this Agreement, controls, is controlled by, or is under common control with, another Entity; and “control” for purposes of this definition shall mean the possession of the power to direct or cause the direction of substantially all of the management and policies of an Entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall include the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock. An Entity shall be an Affiliate only during such period of time that such Entity meets the definition set forth in this Section 1.01. With respect to Genentech and Roche, the term “Affiliate” shall not include Chugai Pharmaceutical Co., Ltd. (“Chugai”) unless and until Genentech or Roche provides written notice to PDL specifying Chugai as an Affiliate.

3.The following Section 1.01.1 is added to the Form of License Agreement:
1.01.1    “Entity” shall mean a trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legally

1

recognized form of organization. “Person” shall mean any natural person or Entity.

4.The following Section 1.01.2 is added to the Form of License Agreement:
1.01.2    “Designee” shall mean an Affiliate, sublicensee, co-promoting party, or other Person employed by or under contract with Genentech to sell, or otherwise authorized by Genentech to sell a particular Licensed Product or GNE Licensed Product (or Licensed Products or GNE Licensed Products) for or on behalf of Genentech. A Person shall be a Designee only during such period of time that such Person meets the definition set forth in this Section 1.01.2. The Parties acknowledge and agree, for the avoidance of doubt, that each of Roche and Novartis Pharma AG shall be considered a Designee of Genentech (each with respect to certain Licensed Product(s) or GNE Licensed Product(s)) for purposes of this Agreement.
5.Section 1.08 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.08:
1.08    “Licensed Product” means an Antibody with respect to which GNE has either significant marketing rights or has done significant development (e.g., created, humanized or conducted preclinical or clinical development), the manufacture, import, use, offer to sell or sale of which would infringe, if not licensed under this Agreement, a Valid Claim. GNE agrees and stipulates, for the avoidance of doubt, that _______ is a Licensed Product.

6.Section 1.09 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.09:
1.09    “Net Sales” means the aggregate gross revenues, whether in cash or in kind, corresponding to the price actually invoiced for the sale or other transfer of Finished Products by GNE, and/or by an Affiliate and/or by a Designee of GNE to one or more Third Parties, less Five Percent (5%) to cover the following: (a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection, or return of items previously sold, (b) excise and sales taxes, or duties, imposed on and paid by GNE or by an Affiliate or Designee of GNE with respect to such sales (excluding income or franchise taxes of any kind), and (c) outer packing, freight and freight insurance costs. If GNE or any of its Affiliates or Designees receive non-cash consideration for any Finished Product sold or otherwise transferred to a Third Party, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall be included in the definition of Net Sales. Net Sales shall not include Finished Products provided for bona fide clinical trial, evaluation, research or development purposes.

Notwithstanding any other provision in this Agreement, the 2014 Settlement Agreement or any other agreement between the Parties, for purposes of calculating Net Sales, the term “aggregate gross revenues” in this Section 1.09 (i) specifically excludes Value Added Tax (VAT); and (ii) shall be calculated based on the price

2

actually invoiced for the sale of Finished Products by GNE, its Affiliates, and its Designees; provided, however, in the event GNE or any of its Affiliates or Designees receive, in part or whole, non-cash consideration for such sale, the fair market value of such non-cash consideration on the date of such transfer as known to GNE, or as reasonably estimated by GNE if unknown, shall also be included in the calculation of aggregate gross revenues.
Net Sales for Bulk Products shall be calculated by multiplying the units of Finished Product to which such Bulk Product is reasonably anticipated to be converted by the established market price in the country of sale of the Finished Product on the date of sale of the Bulk Product. By way of example and without limitation, units of Finished Product may be measured in grams or doses, as appropriate.
The method of calculating Net Sales of materials in a form other than Finished Product or Bulk Product that can be converted into Finished Product shall be established by good faith discussion between PDL and GNE.
For the sake of clarity, no sale or transfer of Finished Product or Bulk Product by GNE or Roche to any of their Affiliates or Designees shall be included within Net Sales because such a sale or transfer is not a sale or transfer to a Third Party.

7.Section 1.10 of the Form of License Agreement is deleted in its entirety.
8.Section 1.11 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.11:
1.11    “PDL Licensed Patents” shall have the meaning set forth in Section 1.13 of the Amended and Restated Patent Licensing Master Agreement between PDL and Genentech, as amended by Amendment No. 1 thereto (the “2014 Amended PLMA”).
9.Section 1.12 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.12:
1.12    “Territory” means worldwide.
10.Section 1.13 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 1.13:
1.13     “Valid Claim” means (i) any claim in any PDL Licensed Patent, or (ii) any component of the PDL Licensed Patents (including supplementary protection certificates or applications therefor), which has neither expired nor been disclaimed.
11.The following Section 1.14 is added to the Form of License Agreement:
1.14    “Third Party” means any natural person or entity that is not Genentech or any of its Affiliates or Designees.

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12.Section 2.05 of the Form of License Agreement is deleted in its entirety.
13.Section 3.01 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 3.01:
3.01     Exercise Fee. The exercise fee provided by Genentech to PDL in consideration for execution of this License Agreement shall be as set forth in Section 3.2 of the 2014 Amended PLMA.

14.Section 3.03 of the Form of License Agreement is deleted in its entirety.
15.Section 3.04 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 3.04:
3.04     Royalties to PDL. The royalties payable to PDL under this PDL License Agreement shall be as set forth in Section 4.1 of the 2014 Amended PLMA, except that in the event that GNE (i) breaches its obligations under Sections 2.3 or 2.4 of the Settlement Agreement by and between PDL and GNE dated December 18, 2003 (as amended) (“2003 Settlement Agreement”); and (ii) fails to cure such breaches as provided under Section 4.2 of the 2003 Settlement Agreement, then PDL, at its sole discretion, may invoke its rights under Article 4 of the 2003 Settlement Agreement.

3.04.1    Fixed Royalty Term and Fully Paid Up License.

(a)    The Parties acknowledge and agree that in no event shall Genentech owe any royalties to PDL under the 2014 Amended PLMA or the PDL License Agreements on Net Sales of (i) Lucentis occurring in the United States after June 30, 2013, (ii) Lucentis occurring outside the United States after December 28, 2014, and (iii) Avastin, Herceptin, Xolair, Perjeta, Kadcyla, ____ and any other GNE Licensed Product or Licensed Product occurring anywhere in the world after December 31, 2015, in each case of (i), (ii), and (iii) regardless of the expiry date or technical scope of any component of the PDL Licensed Patents.

(b)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring in the United States on or prior to June 30, 2013, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Net Sales of Lucentis occurring in the United States.

(c)    Upon the satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Lucentis occurring outside the United States on or prior to December 28, 2014, Genentech shall have a fully paid up license under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Lucentis.

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(d)    Upon the satisfaction, on a product by product basis, of all payment obligations provided for in Section 4 of the 2014 Amended PLMA and the PDL License Agreements on Net Sales of Avastin, Herceptin, Xolair, Perjeta, Kadcyla, ____ or any other GNE Licensed Product or Licensed Product (other than Lucentis) occurring anywhere in the world on or prior to December 31, 2015, Genentech shall have a fully paid up license, on a product by product basis, under all PDL Licensed Patents (in existence or not as of the Effective Date) with respect to Avastin, Herceptin, Xolair, Perjeta, Kadcyla, ____ and any other GNE Licensed Product or Licensed Product.

16.Section 3.07 is deleted in its entirety and is replaced with the following new Section 3.07:
3.07    Currency Conversion. All amounts payable to PDL under this Agreement shall be payable in U.S. Dollars by wire transfer to a bank account designated by PDL. When calculating Net Sales in currencies other than U.S. dollars, Genentech, its Affiliates and Designees shall convert the amount of such sales into U.S. dollars using the foreign currency translation method actually used on a consistent basis in preparing its audited financial statements. (As of the Effective Date, Genentech uses the average year to date exchange rate as reported by Reuters.)
17.Section 3.08(a) of the Form of License Agreement is amended to delete the second-to-last sentence of the provision and replace it with the following:
These reports shall be certified by an officer of Genentech to the best of his or her knowledge after reasonable inquiry and shall state for each calendar quarter: (1) Net Sales of the Licensed Product in such quarter, (2) the amounts deducted pursuant to Section 1.09 of this Agreement in such quarter, and (3) the net royalty due to PDL thereon pursuant to this Article 3.
18.The following Section 3.09.1 is added to the Form of License Agreement:
3.09.1    Any inspection conducted pursuant to Section 3.09 shall be conducted according to the procedures set forth on Exhibit 1 hereto.

19.Section 7.01 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 7.01:

7.01    Term. Unless earlier terminated as provided in this Article 7, this Agreement shall come into force on _____ and shall remain in effect until the later of December 31, 2015 or the performance and satisfaction of all payment obligations provided for in Section 4 of the 2014 Amended PLMA. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid up and royalty free.

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20.Section 8.02 of the Form of License Agreement is amended to delete the phrase “Section 11.6 of the Master Agreement” and replace it with “Section 8.6 of the 2014 Amended PLMA.”

21.Section 8.04 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 8.04:

8.04    Notices. Any notice required or desired to be given hereunder shall be in writing and shall be served as provided herein either by an air courier service (such as FedEx, DHL or UPS) or by personal delivery. Service of any notice shall be deemed complete upon actual receipt before 5:00 p.m. at the location of delivery (and shall be deemed complete on the following day if actually received after 5:00 p.m. at the location of delivery). In order to be effective, any notice must be served upon and received by both the Party or Parties and the persons designated to receive a copy thereof at the addresses set forth below:

If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Tel: (650) 225-1000
Fax: (650) 952-9881
Attn: General Counsel

With a copy to:
Williams & Connolly LLP
725 12th Street, N.W.
Washington, D.C. 20005
Attention: Paul Gaffney, Esq.

If to PDL:
PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Tel: 775-832-8500
Fax: 775-832-8501
Attn: General Counsel

With a copy to:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: David I. Gindler, Esq.

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22.Section 8.09 of the Form of License Agreement is deleted in its entirety and is replaced with the following new Section 8.09:

8.09    This Agreement (as amended by this Amendment No. 1), the 2014 Settlement Agreement, the 2014 Amended PLMA, and the 2003 Settlement Agreement (as amended) constitute the entire understanding and contract between the Parties with respect to the subject matter referred to therein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, are merged into and superseded by the terms of the foregoing agreements. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.

23.This Amendment No. 1 may be executed and delivered in any number of counterparts. When each Party has signed and delivered at least one counterpart to all other Parties, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Amendment No. 1 shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties.

24.On and after the Effective Date, each reference in the Form of License Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Form of License Agreement, as well as references to the Form of License Agreement in other agreements between PDL and Genentech, shall mean and be a reference to the Form of License Agreement as amended by this Amendment No. 1.

25.Except as specifically amended above, the Form of License Agreement is and shall continue to be in full force and effect. In the event of any conflict between the terms of this Amendment No. 1, on the one hand, and the terms of the Form of License Agreement or the 2014 Settlement Agreement, on the other hand, the terms of this Amendment No. 1 shall govern.

IN WITNESS WHEREOF, the Parties have executed this Amendment through their duly authorized representatives as of the Effective Date.

PDL BioPharma, Inc.                Genentech, Inc.

By                             By

Title                             Title

7

EXHIBIT 1 to Amendment No. 1 to the Form PDL License Agreement

Audit Protocol

Exhibit 1

Inspection Procedures
Any inspection of books and records conducted pursuant to Section 3.09 of the PDL License Agreements (“Audit”) shall be conducted in accordance with the procedures set forth below. To the extent Section 3.09 of any of the PDL License Agreements (“Section 3.09”) and the procedures specified in this Exhibit 1 are in conflict, this Exhibit 1 shall control.

1.	Time Period Subject to Audit; Time to Initiate Audit.
Net Sales subject to an Audit shall be limited to Net Sales occurring during the period from and including August 15, 2013 to and including December 31, 2015. Any Audit shall be initiated on or before June 30, 2016.

2.	Selection of Auditor.
PDL shall provide written notice to Genentech of its intention to conduct an Audit, including in such notice (i) a statement of what time period of Net Sales will be the subject of the Audit, and (ii) the name of an independent U.S. accounting firm (the “Auditor”) selected by PDL, subject to Genentech’s consent, which consent shall not be unreasonably withheld or delayed. The Auditor shall have substantial experience conducting royalty audits and knowledge of customary practices in conducting royalty audits.

3.	Scope of Audit.
Upon the commencement of the Audit, the Auditor shall propose in writing to Genentech all of the information that the Auditor believes at that time, in good faith and consistent with customary practice, to be reasonably required to conduct the Audit (the “Proposed Audit Plan”), i.e., information “showing the sales of Licensed Products in the Territory in sufficient detail to enable the royalties payable hereunder to be determined.” (Section 3.09). The Proposed Audit Plan shall also include a listing of all proposed interviews of Genentech personnel that the Auditor believes at that time, in good faith to be consistent with customary practice, to be reasonably required to conduct the Audit.

Within fourteen (14) days following Genentech’s receipt of the Proposed Audit Plan, or as soon thereafter as practicable, Genentech shall meet in person with the Auditor to discuss the Proposed Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of information or interview(s) included in the Proposed Audit Plan are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below. Upon resolution of all disputes concerning the Proposed Audit Plan (by Genentech and the Auditor, Genentech and PDL, and/or pursuant to Paragraph 6 below), the Proposed Audit Plan, amended as

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necessary to be consistent with the resolution of those disputes, shall be deemed the “Final Audit Plan”.

During the course of the Audit, the Auditor may request additional information and/or interviews that are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, even if not part of the Final Audit Plan. In the event Genentech and the Auditor cannot agree on whether one or more items of additional information or interview(s) are sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, Genentech and PDL shall attempt to resolve between themselves whether such information or interview(s) is sought in good faith, consistent with customary practice, and reasonably required. In the event Genentech and PDL cannot agree, either Genentech or PDL may invoke Paragraph 6 below.

4.	Production of Information.
The Auditor shall then provide written notice to Genentech of the “Final Audit Plan.” Genentech shall take commercially diligent efforts to provide the information and interview(s) specified in the Final Audit Plan to the Auditor within six (6) months of receipt of such written notice except in the event of (i) exceptional circumstances or (ii) requests for additional information or interview(s) made after adoption of the Final Audit Plan, in which of cases (i) or (ii) the parties, in consultation with the Auditor, shall agree upon a reasonable extension of time for Genentech to provide all of the information and interview(s). Genentech shall take commercially reasonable efforts to secure the cooperation of its Affiliates and Designees if required to obtain any items of information specified in the Final Audit Plan; provided, however, any such efforts are subject to Genentech’s contractual rights and obligations in relation to such Affiliates and Designees. Any Affiliate’s or Designee’s failure to provide information within the prescribed six (6) month period shall not constitute a breach of this paragraph 4.

5.	Limitations on Genentech’s Obligations.
For the sake of clarity, but without limitation, Genentech’s provision of information and/or interview(s) of personnel for purposes of the Audit is subject to Genentech’s records preservation obligations as set forth in Section 3.09 of the PDL License Agreements, Genentech’s contractual rights and obligations with regard to its Affiliates and Designees, and any and all applicable legal privileges.

6.	Resolution of Disputes Concerning Audit Data.
To facilitate the rapid resolution of disputes concerning whether certain information or interview(s) of personnel is sought in good faith, consistent with customary practice, and reasonably required by the Auditor to conduct the Audit, within fourteen (14) days of Genentech’s receipt of the Proposed Audit Plan, Genentech and PDL shall agree upon and jointly engage a neutral third party who shall be a mutually-agreed upon expert in royalty accounting from a “Big Four” accounting firm (“the Neutral Auditor”).

The role of the Neutral Auditor shall be limited to resolving whether certain information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary

2

practice, and reasonably required to conduct the Audit (including how to interpret the language “sought in good faith, consistent with customary practice, and reasonably required to conduct the Audit”). The Neutral Auditor’s resolution of such a dispute shall be binding, final and unappealable. The Neutral Auditor shall have authority only to resolve disputes concerning the scope of information and interviews of personnel to be provided to the Auditor. The Neutral Auditor shall have no authority to resolve any other issue or dispute, including but not limited to any dispute between Genentech and PDL relating to or involving (i) the interpretation of any provision, or portion thereof, of any PDL License Agreement, the 2014 Amended PLMA, the 2003 Settlement Agreement (as amended) or the 2014 Settlement Agreement; (ii) an alleged underpayment or overpayment of royalties; or (iii) any matter whatsoever other than the scope of information and interviews of personnel to be provided to the Auditor. In the event the Parties disagree regarding whether a particular issue or dispute is subject to resolution by the Neutral Auditor, such issue or dispute shall not be subject to resolution by the Neutral Auditor and instead shall be exclusively subject to the dispute resolution procedures set forth in Section 8.6 of the 2014 Amended PLMA. By way of example (but not limitation), if the Auditor requests information that may be reasonably required for the Audit based on PDL’s interpretation of a particular contract provision but that may not be reasonably required for the Audit based on Genentech’s interpretation of such contract provision, such dispute (regardless of whether it is characterized as a dispute about whether the information is reasonably required for the Audit and/or a dispute about the interpretation of the contract provision) shall not be subject to resolution by the Neutral Auditor, and must be resolved, if at all, pursuant to Section 8.6 of the 2014 Amended PLMA.

The procedure for resolution of disputes by the Neutral Auditor shall be determined in conjunction with the Neutral Auditor upon his/her engagement, but PDL and Genentech agree that (i) written submissions shall be permitted and shared between the Auditor, PDL and Genentech; (ii) each dispute referred to the Neutral Auditor shall be resolved no later than fourteen (14) days after such referral; and (iii) the standard to be applied by the Neutral Auditor is whether the information or interview(s) of personnel sought by the Auditor is sought in good faith, consistent with customary practice, and reasonably required for the Audit.

PDL and Genentech agree that any and all materials and information and communications generated during and in relation to the resolution of any dispute by the Neutral Auditor, (including but not limited to, Party submissions to the Neutral Auditor, statements, findings, or determinations by the Neutral Auditor, correspondence between the Parties, correspondence between PDL or Genentech and the Auditor) in any form whatsoever, shall be inadmissible in any arbitration proceeding pursuant to Section 8.6 of the 2014 Amended PLMA or any other legal proceeding between PDL and Genentech. All fees and costs incurred by the Neutral Auditor shall be shared equally by PDL and Genentech.

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EXHIBIT G

Purposefully left blank

EXHIBIT H
Stipulated Order of Dismissal (Nevada Litigation)

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3990
PARSONS BEHLE & LATIMER
Rew R. Goodenow, Bar No. 3722
Robert W. DeLong, Bar No. 10022
50 West Liberty Street, Suite 750
Reno, NV 89501
Telephone: (775) 323-1601
Facsimile: (775) 348-7250
rgoodenow@parsonsbehle.com
rdelong@parsonsbehle.com

IRELL & MANELLA LLP
David I. Gindler (pro hac vice)
Michael G. Ermer (pro hac vice)
David A. Schwarz (pro hac vice)
Josh B. Gordon (pro hac vice)
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Telephone: (310) 203-7106
Facsimile: (310) 203-7990
dgindler@irell.com
mermer@irell.com
dschwarz@irell.com
josh.gordon@irell.com

Attorneys for Plaintiff
PDL BioPharma, Inc.

IN THE SECOND JUDICIAL DISTRICT OF THE STATE OF NEVADA
IN AND FOR THE COUNTY OF WASHOE
-o0o-

PDL BIOPHARMA, INC., a Delaware corporation, Plaintiff, vs. GENENTECH, INC., a Delaware corporation; F. HOFFMANN-LA ROCHE LTD, a Swiss corporation; and DOES 2 through 10, Defendants.	) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. CV10-02578 Dept. No. B15

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

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IT IS HEREBY STIPULATED AND AGREED, by and between Plaintiff PDL BioPharma, Inc. and Defendants Genentech, Inc. (“Genentech”) and F. Hoffmann-La Roche Ltd (“Roche”), by and through their undersigned counsel of record, that all claims for relief against Genentech and Roche in the above-captioned matter be dismissed with prejudice pursuant to NRCP 41, with each party to bear its own attorneys’ fees and costs.
AFFIRMATION
The undersigned does hereby affirm, pursuant to NRS 239B.030, that this document filed in the Second Judicial District Court does not contain the social security number of any person.

Dated: January __, 2014	Parsons Behle & Latimer By: Rew R. Goodenow, Bar No. 3722 Attorneys for Plaintiff PDL BioPharma, Inc.
Dated: January __, 2014	Lionel Sawyer & Collins By: Leslie Bryan Hart, Bar No. 4932 Attorneys for Defendants Genentech Inc. and F. Hoffmann-La Roche Ltd

ORDER
IT IS SO ORDERED.

DATED this ___ day of __________, 2014

    CHIEF JUDGE DAVID A. HARDY

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EXHIBIT I
Stipulated Order of Dismissal (Writ Proceeding)

Case No. 63283
————
IN THE SUPREME COURT OF NEVADA

GENENTECH, INC., a Delaware corporation; and F. HOFFMAN-LA ROCHE LTD., a Swiss corporation,

Petitioners,
vs.

THE SECOND JUDICIAL DISTRICT COURT of the State of Nevada, in and for the County of Washoe; and THE HONORABLE DAVID A. HARDY, District Judge,

Respondents,

and

PDL BIOPHARMA, INC., a Delaware corporation,

                               Real Party in Interest.
)))))))) ) )))))))))))	District Court No. CV-02578

STIPULATION TO DISMISS PETITION FOR WRIT OF
PROHIBITION, OR IN THE ALTERNATIVE, MANDAMUS

The parties stipulate to dismiss with prejudice the “Petition for Writ of Prohibition, or in the alternative, Mandamus,” with each party to bear its own fees and costs.

Dated: January __, 2014.

LEWIS ROCA ROTHGERBER LLP

By:  ____________________________
      DANIEL F. POLSENBERG (SBN 2376) JOEL D. HENRIOD (SBN 8492)
3993 Howard Hughes Pkwy, 6th Floor
Las Vegas, Nevada 89169
(702) 474-2616

      PAUL B. GAFFNEY
AARON P. MAURER
Admitted Pro Hac Vice
WILLIAMS & CONNOLLY LLP
725 Twelfth Street, N.W.
Washington, DC 20005
(202) 434-5000

     Attorneys for Genentech, Inc.
and F. Hoffman LaRoche, Ltd

Dated: January __, 2014.

PARSONS BEHLE & LATIMER

By: _________________________
        REW R. GOODENOW (SBN 3722)
        ROBERT W. DELONG (SBN 10022)
50 West Liberty St., Suite 750
Reno, Nevada 89501

DAVID I. GINDLER
JOSH B. GORDON
ANDREW K. WALSH
MICHAEL G. ERMER
DAVID A. SCHWARZ
IRELL & MANELLA, LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067

Attorneys for PDL Biopharma, Inc.

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EXHIBIT J
Joint Motion to Vacate Discovery Order

3870
Leslie Bryan Hart, Esq., (SBN 4932)
LIONEL SAWYER & COLLINS
50 West Liberty Street, Suite 1100
Reno, Nevada 89501
(Tel) 775- 788-8666 (Fax) 775-788-8682
E-Mail: lhart@lionelsawyer.com

(Admitted Pro Hac Vice)
Paul B. Gaffney, Esq.
Aaron P. Maurer, Esq.
WILLIAMS & CONNOLLY LLP
725 Twelfth Street, N.W.
Washington, DC 20005
(Tel) 202-434-5000 (Fax) 202-434-5029
E-Mail: PGaffney@wc.com
AMaurer@wc.com

Attorneys for Defendants Genentech, Inc.
and F. Hoffmann-La Roche Ltd

IN THE SECOND JUDICIAL DISTRICT COURT OF
THE STATE OF NEVADA IN AND FOR THE
COUNTY OF WASHOE

PDL BIOPHARMA, INC., a Delaware            CASE NO.: CV10-02578
corporation,
DEPT. NO.: B15
Plaintiff,
vs.

GENENTECH, INC., a Delaware
corporation; F. HOFFMANN-LA
ROCHE LTD, a Swiss corporation;
and DOES 2 through 10,

Defendants.
                                                                  /

JOINT REQUEST TO VACATE RECOMMENDATION FOR ORDER DATED
DECEMBER 24, 2012 AND ORDER DATED MARCH 29, 2013
On September 17, 2012, Plaintiff PDL Biopharma, Inc., (“PDL”) filed a Motion to Compel Production of Documents and Interrogatory Responses by Defendants F. Hoffman-La Roche Ltd. and Genentech, Inc. Withheld on the Basis of Privilege (“Motion to Compel”). On October 15, 2012, Defendants F. Hoffman-La Roche Ltd. (“Hoffman-La Roche”) and Genentech, Inc. (“Genentech,” collectively “Defendants”) filed their Opposition to the Motion to Compel, and on October 29, 2012, PDL filed its Reply in Support of it Motion to Compel. Thereafter, on November 9, 2012, this Court referred to Discovery Commissioner Wesley Ayres the Motion to Compel. On December 24, 2012, the Discovery Commissioner issued his Recommendation for Order in which he recommended to this Court that the Motion to Compel be granted-in-part and denied-in-part.
On January 11, 2013, Defendants filed Objections to Discovery Commissioner’s Recommendation for Order. On March 29, 2013, this Court issued an Order Affirming the Recommendation for Order (collectively with the Discovery Commissioner’s Recommendation for Order, the “Order on the Motion to Compel”).
On May 28, 2013, Defendants filed with the Nevada Supreme Court a Petition for Writ of Prohibition, Or in the Alternative, Mandamus (“Writ Petition”), seeking review of the Order on the Motion to Compel. On July 1, 2013, the Supreme Court ordered that an Answer to the Writ Petition be filed, and on September 3, 2013, PDL filed its Answer. On December 16, 2013, Defendants filed their Reply. The Nevada Supreme Court has not yet acted on the merits of the Writ Petition.
PDL and Defendants have now reached an agreement to resolve this case and jointly request that this Court vacate the Order on the Motion to Compel. A form of a proposed Order is attached hereto as Exhibit 1.
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_________________________________
1 A stipulation to dismiss this case with prejudice is being submitted to the Court contemporaneously with this motion. The Parties also are concurrently filing a stipulation requesting dismissal of the Writ Petition.

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                AFFIRMATION
(Pursuant to NRS 239B.030)

The undersigned does hereby affirm that the foregoing does not contain the social security number of any person.

DATED: January ____, 2014	PARSONS BEHLE & LATIMER By: Rew R. Goodenow Nevada Bar No. 3722 Robert W. DeLong Nevada Bar No. 10022 Attorney for Plaintiff
DATED: January ____, 2014	LIONEL SAWYER & COLLINS By: Leslie Bryan Hart Nevada Bar No. 4932 Attorney for Defendants

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EXHIBITS LIST

Exhibit    Description                                No. of Pages

1    [Proposed] Order Vacating Recommendation
For Order Dated December 24, 2012 and
Order Dated March 29, 2013

4

3105

IN THE SECOND JUDICIAL DISTRICT COURT OF
THE STATE OF NEVADA IN AND FOR THE
COUNTY OF WASHOE

PDL BIOPHARMA, INC., a Delaware            CASE NO.: CV10-02578
corporation,
DEPT. NO.: B15
Plaintiff,
vs.

GENENTECH, INC., a Delaware
corporation; F. HOFFMANN-LA
ROCHE LTD, a Swiss corporation;
NOVARTIS AG, a Swiss corporation;
and DOES 1 through 10, inclusive,

Defendants.
                                                                  /

[PROPOSED] ORDER VACATING RECOMMENDATION FOR ORDER
DATED DECEMBER 24, 2012 AND ORDER DATED MARCH 29, 2013

UPON CONSIDERATION OF the Parties’ Joint Request to Vacate Recommendation for Order Dated December 24, 2012 and Order Dated March 29, 2013, the record in this case and the applicable law, and
GOOD CAUSE APPEARING, it is hereby
ORDERED that the Recommendation for Order and the Order are hereby vacated.

DATED: This day of ___________, 2014.

DISTRICT COURT JUDGE

Submitted by:

Leslie Bryan Hart, Esq., (SBN 4932)
LIONEL SAWYER & COLLINS
50 West Liberty Street, Suite 1100
Reno, Nevada 89501
(Tel) 775- 788-8666 (Fax) 775-788-8682
E-Mail: lhart@lionelsawyer.com

Attorneys for Defendants Genentech, Inc.
and F. Hoffmann-La Roche Ltd

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EXHIBIT K
Stipulated Order of Dismissal (AAA Arbitration)

January 31, 2014	WRITER'S DIRECT TELEPHONE (310) 203-7106 dgindler@irell.com

VIA EMAIL & FEDEX

Serena Lee, Esq. Vice President American Arbitration Association One Sansome Street, Suite 1600 San Francisco, CA 94104

Re:	PDL BioPharma, Inc. v. Genentech, Inc., AAA #74 122 359 13
Dear Ms. Lee:
On behalf of Claimant PDL BioPharma, Inc. and Respondent Genentech, Inc. (together, the “Parties”), the undersigned counsel notifies you that the Parties have reached a settlement and therefore agree and stipulate that all claims and counterclaims in the above-referenced arbitration are dismissed with prejudice, with each party to bear its own attorneys’ fees and costs. Accordingly, this matter should be closed.
Thank you for your assistance in this matter.
Sincerely,

___________________________
David I. Gindler
Counsel for PDL BioPharma, Inc.

___________________________
Paul B. Gaffney
Counsel for Genentech, Inc.

2956807

EXHIBIT L
PDL Press Release

Contacts:
Peter Garcia	Jennifer Williams
PDL BioPharma, Inc.	Cook Williams Communications, Inc.
775-832-8500	360-668-3701
peter.garcia@pdl.com	jennifer@cwcomm.org

PDL BioPharma Announces Agreement with Genentech and Roche to Settle Litigation and Arbitration
INCLINE VILLAGE, NV, February 3, 2014 - PDL BioPharma, Inc. (PDL) (NASDAQ: PDLI) today announced that it has entered into an agreement with Genentech, Inc. (Genentech) and F. Hoffman-La Roche Ltd. (Roche) which resolves all outstanding legal disputes between the parties, including its Nevada litigation with Genentech and Roche and its arbitration proceedings with Genentech related to the audit of royalties on sales.
Under the terms of the agreement, effective retroactively to August 15, 2013, Genentech will pay a fixed royalty rate of 2.125 percent on worldwide sales of Avastin®, Herceptin®, Lucentis® Xolair®, Kadcyla® and Perjeta® , as compared to the previous tiered royalty rate in the U.S and the fixed rate on all ex-U.S based manufactured and sold licensed products. Pursuant to the agreement, Genentech and Roche confirm that Avastin, Herceptin, Lucentis, Xolair and Perjeta are licensed products as defined in the relevant license agreements between the parties, and further agree that Kadcyla is a licensed product. Genentech will pay these royalties on all worldwide sales of Avastin, Herceptin, Xolair, Perjeta and Kadcyla occurring on or before December 31, 2015. With respect to Lucentis, Genentech will owe no royalties on U.S. sales occurring after June 30, 2013, and will pay a royalty of 2.125 percent on all ex-U.S. sales occurring on or before December 28, 2014. Pursuant to a separate agreement, Roche Glycart agreed that Gazyva® is a licensed product. The royalty term and royalty rate for Gazyva remain unchanged from the existing license agreement pertaining thereto.
The agreement precludes Genentech and Roche from challenging the validity of PDL’s Queen patents, including its supplementary protection certificates in Europe (“SPCs”), from contesting their obligation to pay royalties, from contesting patent coverage for Avastin, Herceptin, Lucentis, Xolair, Perjeta, Kadcyla and Gazyva and from assisting any third party in challenging PDL’s Queen patents and SPCs. The agreement further outlines the conduct of any audits initiated by PDL of the books and records of Genentech in an effort to ensure a full and fair audit procedure. Finally, the agreement clarifies that the sales amounts from which the royalties are calculated do not include certain taxes and discounts.

The settlement agreement provides greater certainty for each of the parties in terms of the royalty rate payable under the agreement and the period over which they will be payable. PDL expects to recognize royalty revenue on the licensed products until the first quarter of 2016. Additionally, the settlement terms provide for a better definition of revenues and audit inspection procedures related to the arbitration dispute filed by PDL.
“The agreement announced today equitably resolves our litigation and arbitration in a way that benefits PDL’s shareholders, said John P. McLaughlin, president and chief executive officer of PDL BioPharma. “The royalty rate reflects an increase over historical rates and there is now certainty around the period for which we will continue to receive royalties.”
The settlement and the related agreement are conditional upon entry of a proposed order dismissing the underlying litigation and dismissal of the AAA arbitration filed by PDL.
About PDL BioPharma
PDL BioPharma manages a portfolio of patents and royalty assets, consisting primarily of its Queen et al. antibody humanization patents and license agreements with various biotechnology and pharmaceutical companies. PDL pioneered the humanization of monoclonal antibodies and, by doing so, enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases for which it receives significant royalty revenue. PDL is currently focused on intellectual property asset management, acquiring new income generating assets, and maximizing value for its shareholders.
The company was formerly known as Protein Design Labs, Inc. and changed its name to PDL BioPharma, Inc. in 2006. PDL was founded in 1986 and is headquartered in Incline Village, Nevada.
In 2011, PDL initiated a strategy to bring in new income generating assets from the healthcare sector. To accomplish this goal, PDL seeks to provide non-dilutive growth capital and financing solutions to late stage public and private healthcare companies and offers immediate financial monetization of royalty streams to companies, academic institutions, and inventors. PDL continues to pursue this strategic initiative for which it has already deployed approximately $500 million to date. PDL is focused on the quality of the income generating assets and potential returns on investment.
For more information, please visit www.pdl.com.
NOTE: PDL BioPharma and the PDL BioPharma logo are considered trademarks of PDL BioPharma, Inc.

Cautionary Statements Concerning Forward-Looking Statements

This Press Release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events or results based on various assumptions and management’s estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”,

“projects”, “forecasts”, “may”, “should”, variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding product development, product potential or financial performance. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this release should be evaluated together with the many uncertainties that affect the business of PDL and its markets, particularly those discussed in the risk factors and cautionary statements in filings made by PDL with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made, and PDL assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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